                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES


                              EXCHANGE ACT OF 1934



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     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         Southeast Acquisitions III, L.P.
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
SOUTHEAST ACQUISITIONS III, L.P.
250 KING OF PRUSSIA ROAD
RADNOR, PENNSYLVANIA
19087


September 22, 1997


Dear Limited Partner:

Southeast Acquisitions, Inc., general partner (the "General Partner") of Southeast Acquisitions III, L.P. (the "Partnership") is soliciting your vote on two sets of alternative amendments to the Partnership agreement (the "Alternative Amendments"). The sets of Alternative Amendments would make the following modifications to the Partnership agreement:

      First Alternative Amendments:

     -   Extend the Partnership until December 31, 2001

     -   Substitute a new general partner

     - Authorize new fees, commissions and rights to sell Partnership properties for the new general partner


     - Give the new general partner the exclusive right to sell Partnership properties


     - Modify the Limited Partners' rights to consent to certain sales of Partnership properties

      Second Alternative Amendments:

     -   Extend the Partnership until December 31, 2001

     -   Retain the General Partner

     - Authorize new fees, commissions and rights to sell Partnership properties for the General Partner


     - Give the General Partner the exclusive right to sell Partnership properties


     - Eliminate the Limited Partners' rights to consent to certain sales of Partnership properties


Although only one of the sets of Alternative Amendments can be adopted, if neither is adopted, the General Partner would continue to act as general partner under the current terms of the Partnership agreement.


The General Partner recommends that you vote for either one of the sets of Alternative Amendments.

The enclosed Proxy Statement discusses the sets of Alternative Amendments in further detail. We encourage you to read the Proxy Statement and then vote your units by filling out the enclosed proxy card and returning it to D.F. King & Co., Inc. in the enclosed, postage paid, business reply envelope. If you have any questions concerning the sets of Alternative Amendments, please call the General Partner at (610) 964-7178.

The enclosed Proxy Statement has been mailed by certified mail to the record holders of Partnership units. Thank you for your consideration of these proposals.

Very truly yours,

SOUTHEAST ACQUISITIONS, INC.
General Partner of Southeast Acquisitions III, L.P.



Arthur W. Mullin
President

SOUTHEAST ACQUISITIONS III, L.P.

NOTICE OF SPECIAL MEETING OF

THE LIMITED PARTNERS ON NOVEMBER 5, 1997

To the Limited Partners of Southeast Acquisitions III, L.P.:


A special meeting (the "Special Meeting") of the limited partners (the "Limited Partners") of Southeast Acquisitions III, L.P. (the "Partnership") will be held at 301 South Perimeter Park Drive, Suite 100 Nashville, Tennessee 37211 on Wednesday, November 5, 1997 at 2 p.m. Central Standard Time, or at any adjournment thereof, to consider and vote upon two sets of alternative amendments (the "Alternative Amendments") to the Restated Limited Partnership Agreement of Southeast Acquisitions III, L.P. (the "Partnership Agreement"). ALTHOUGH ONLY ONE SET OF ALTERNATIVE AMENDMENTS CAN BE ADOPTED, IF NEITHER IS ADOPTED, THE GENERAL PARTNER WILL CONTINUE TO ACT AS GENERAL PARTNER UNDER THE CURRENT TERMS OF THE PARTNERSHIP AGREEMENT.


The First Alternative Amendments would:

     - Extend the term of the Partnership from its current expiration date of December 31, 1999 to December 31, 2001;

     -   Substitute Southern Management Group , LLC, a Tennessee
         Limited Liability Company (the "New General Partner") for Southeast Acquisitions, Inc. (the "General Partner") as the new general partner of the Partnership;

     - Authorize new commissions and new management fees for the New General Partner;

     - Give the New General Partner the exclusive right to sell the Properties; and


     - Modify the Partnership Agreement to require that, except in the liquidation of the Partnership, a majority in interest of the Limited Partners must consent to a sale or disposition at one time of 60% or more of the real estate acreage held by the Partnership as of September 22, 1997 unless the sale or disposition returns to the Limited Partners at least the original Acquisition Cost of the assets sold or disposed of.



The Second Alternative Amendments would:

     - Extend the term of the Partnership from its current expiration date of December 31, 1999 to December 31, 2001 with Southeast Acquisitions, Inc. remaining as General Partner;

     - Authorize new commissions, payable to the General Partner on the sale or sales of the Properties, effective as of the date the Second Alternative

         Amendments are adopted, and new management fees for the General Partner, effective following December 31, 1999;

     -   Give the General Partner the exclusive right to sell the Properties;
         and

     - Delete from the Partnership Agreement the requirement that, unless in a liquidation or where the net proceeds provide Limited Partners with distributions equal to the Unpaid Cumulative Return plus their Adjusted Capital Contributions, a majority in interest of the Limited Partners must consent to a sale or disposition at one time of all or substantially all the assets of the Partnership.




You may vote in favor of or against or abstain from voting with respect to each amendment contained in the proposed sets of Alternative Amendments. However, the adoption of any amendment contained in a set of Alternative Amendments is conditioned upon the adoption of all of the amendments within that set of Alternative Amendments.

For example, a Limited Partner may vote "FOR" an individual proposal in the First Alternative Amendments and "AGAINST" the remaining proposals. Because the adoption of the entire set of amendments is conditional on each individual proposal receiving more than 50% of the votes of all the Units, it is possible that the Limited Partner's vote against (or abstention from voting on) such remaining proposals could have the effect of a vote against all of the proposals in the First Alternative Amendments if the proposals which the Limited Partner votes against do not receive the required vote for passage.


The accompanying proxy statement (the "Proxy Statement") describes each set of Alternative Amendments. The Proxy Statement also contains as exhibits copies of the Partnership Agreement and the proposed sets of Alternative Amendments.

The General Partner recommends that you vote for either one of the sets of Alternative Amendments.


Only Limited Partners of record as of the close of business on September 22, 1997 are entitled to notice of, and to vote at, the Special Meeting. Such Limited Partners may vote at the Special Meeting either in person or by proxy. Even if you plan to attend the Special Meeting, please complete, sign, date, and return the accompanying proxy card in the enclosed stamped and self-addressed envelope so that the proxy holders may vote the Units that you hold as a Limited Partner pursuant to your instructions. If you attend the Special Meeting, you may revoke your proxy and vote such Units in person.


Very truly yours,

SOUTHEAST ACQUISITIONS, INC.,
General Partner


September 22, 1997



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
SOUTHEAST ACQUISITIONS III, L.P.

PROXY STATEMENT

SPECIAL MEETING OF THE LIMITED PARTNERS

TO BE HELD ON NOVEMBER 5, 1997


Southeast Acquisitions III, L.P. (the "Partnership") will hold a special meeting of its limited partners (the "Limited Partners") at 301 South Perimeter Park Drive, Suite 100, Nashville, Tennessee 37211, at 2 pm on Wednesday, November 5, 1997, Central Standard Time, or at any adjournment thereof (the "Special Meeting") to consider and vote upon two sets of alternative amendments (the "Alternative Amendments") to the Restated Limited Partnership Agreement of Southeast Acquisitions III, L.P. (the "Partnership Agreement"). ALTHOUGH ONLY ONE SET OF ALTERNATIVE AMENDMENTS CAN BE ADOPTED, IF NEITHER IS ADOPTED, THE GENERAL PARTNER WILL CONTINUE TO ACT AS GENERAL PARTNER UNDER THE CURRENT TERMS OF THE PARTNERSHIP AGREEMENT.



Under either set of Alternative Amendments, the term of the Partnership would be extended to December 31, 2001. In addition, new fees, commissions and rights would be authorized for the general partner, and the Limited Partners' rights to consent to Partnership property sales would be modified or eliminated. Under the first set of Alternative Amendments, a new general partner would be substituted for the existing general partner for the new term, while under the second set of Alternative Amendments the existing general partner would remain in place. For a summary and a more detailed discussion of the Alternative Amendments, See "THE ALTERNATIVE AMENDMENTS" below at p. 13 and p. 55.



RISK FACTORS



Adoption of either set of Alternative Amendments as well as the failure to adopt either set of Alternative Amendments involves certain risks including but not limited to:



       FIRST ALTERNATIVE AMENDMENTS:



     - Possible decrease in value of Properties if Partnership term extended.



     - No assurance of improved return with New General Partner.



     - Possible sales of Properties at low price without consent of the Limited Partners.



       SECOND ALTERNATIVE AMENDMENTS:



     - Possible decrease in value of Properties if Partnership term extended.



     - No assurance of improved return continuing with General Partner.



     - Possible sales of Properties at low price without consent of the Limited Partners.



       NEITHER SET OF ALTERNATIVE AMENDMENTS ADOPTED



     - Partnership Properties may be liquidated following December 31, 1999 at below Acquisition cost




For a more detailed discussion of these and other risk factors see "RISK FACTORS" below at page 34.



APPRAISAL RIGHTS



The Partnership Agreement does not provide for contractual appraisal rights in connection with the Alternative Amendments. Therefore, in the event one of the sets of Alternative Amendments is adopted, Limited Partners who opposed the adoption of such Alternative Amendments will not have the right to dissent and demand payment in cash for the fair value of their Units.



CONFLICTS OF INTEREST.



        Adoption of either set of Alternative Amendments as well as the failure to adopt either set of Alternative Amendments presents certain conflicts of interest for the New General Partner and the General Partner, including:



        FIRST ALTERNATIVE AMENDMENTS:



        - Timing of sales of Properties by New General Partner to obtain commissions.



        - Timing of sales of Properties by New General Partner to obtain distribution.



        - Willingness of New General Partner to retain brokers.




        SECOND ALTERNATIVE AMENDMENTS:



        - Timing of sales of Properties by General Partner to obtain commissions.



        - Timing of sales of Properties by General Partner to obtain distribution.



        - Willingness of General Partner to retain brokers.



        NEITHER SET OF ALTERNATIVE AMENDMENTS ADOPTED:



        - Timing of sales of Properties by General Partner to obtain commissions.



        - Timing of sales of Properties by General Partner to obtain distribution.



For a more detailed description of these conflicts of interest see "CONFLICTS OF INTEREST" below at p. 37.



THE ALTERNATIVE AMENDMENTS


The first set of Alternative Amendments (the "First Alternative Amendments") would:

     - Extend the term of the Partnership from its current expiration date of December 31, 1999 to December 31, 2001;

     -   Substitute Southern Management Group , LLC, a Tennessee
         Limited Liability Company (the "New General Partner") for Southeast Acquisitions, Inc. (the "General Partner") as the new general partner of the Partnership;

     - Authorize new commissions, payable to the New General Partner or an Affiliate on the sale or sales of the Properties, and new management fees for the New General Partner, both to be effective as of the date the First Alternative Amendments are adopted and the New General Partner signs the Partnership Agreement;

     - Give the New General Partner the exclusive right to sell the Properties; and

     - Modify the Partnership Agreement to require that a majority in interest of the Limited Partners must consent to a sale or disposition at one time of 60% or more of the real estate acreage held by the Partnership as of September 22, 1997 unless in connection with a liquidation of the Partnership pursuant to the Partnership Agreement or in the event that the net proceeds of such sale, when distributed in accordance with the Partnership Agreement, will be sufficient to provide the Limited Partners with distributions equal to the Acquisition Cost of the assets sold.

The second set of Alternative Amendments (the "Second Alternative Amendments") would:

     - Extend the term of the Partnership from its current expiration date of December 31, 1999 to December 31, 2001, with Southeast Acquisitions, Inc. remaining as General Partner;

     - Authorize new commissions, payable to the General Partner or an Affiliate on the sale or sales of the Properties, effective as of the date the Second Alternative Amendments are adopted and new management fees for the General Partner, effective following December 31, 1999;

     - Give the General Partner the exclusive right to sell the Properties; and


     - Delete from the Partnership Agreement the requirement that a majority in interest of the Limited Partners must consent to a sale or disposition at one time of all or substantially all the assets of the Partnership unless in connection with a liquidation of the Partnership under the Partnership Agreement or in the event that the net proceeds of such sale, when distributed in accordance with the Partnership Agreement, will be sufficient to provide the Limited Partners with distributions equal to the Unpaid Cumulative Return plus their Adjusted Capital Contributions.

The Partnership will mail this Proxy Statement (this "Proxy Statement") on or about September 22, 1997.



You may vote in favor of or against or abstain from voting with respect to each amendment contained in the proposed sets of Alternative Amendments. However, the adoption of any amendment contained in a set of Alternative Amendments is conditioned upon the adoption of all of the amendments within that set of Alternative Amendments.



For example, a Limited Partner may vote "FOR" an individual proposal in the First Alternative Amendments and "AGAINST" the remaining proposals. Because the adoption of the entire set of amendments is conditional on each individual proposal receiving more than 50% of the votes of all the Units, it is possible that the Limited Partner's vote against (or abstention from voting on) such remaining proposals could have the effect of a vote against all of the proposals in the First Alternative Amendments if the proposals which the Limited Partner votes against do not receive the required vote for passage.



In order to be adopted, all of the amendments contained in a set of Alternative Amendments must receive in excess of 50% of the votes of Units eligible to vote.



In the event both sets of Alternative Amendments receive in excess of 50% of the votes of Units eligible to vote, the set of Alternative Amendments receiving the most votes in excess of 50% will be adopted.



In the event of an equal number of votes being cast which are sufficient for the adoption of both the First Alternative Amendments and the Second Alternative Amendments, the General Partner will by a random drawing select the set of Alternative Amendments to be adopted.



If you return a signed proxy card without indicating how you wish to vote on either the First Alternative Amendments or the Second Alternative Amendments, your vote will be counted as a vote for both sets of Alternative Amendments.



If neither the First Alternative Amendments nor the Second Alternative Amendments receives the affirmative vote of a majority in interest of the Units, the General Partner will continue to act as General Partner of the Partnership in accordance with the Partnership Agreement.



The Board of Directors of the General Partner hereby solicits your proxy on behalf of the Partnership for use at the special meeting.




The General Partner recommends that you vote for either one of the sets of Alternative Amendments. The General Partner believes that the current value of the Properties is below an amount which would return to the Limited Partners the Unpaid Cumulative Return plus their Adjusted Capital Contributions. The General Partner further believes that, based on its discussion with real estate professionals in the markets where the Properties are located, given more time, the Properties could appreciate in value and recommends that it is in the best interests of the Partnership to extend the term of the Partnership by two years to provide additional time for this to occur. The General Partner is presenting the Limited Partners with the choice of either selecting a new general partner or continuing with the General Partner for such period.

Only Limited Partners of record as of the close of business on September 22, 1997 (the "Record Date") are entitled to notice of, and to vote at, the Special Meeting. Such Limited Partners may vote at the Special Meeting either in person or by proxy. Even if you plan to attend the Special Meeting, which will be held at 301 South Perimeter Park Drive, Suite 100 Nashville, Tennessee, 37211, you should use the proxy card (the "Proxy Card") accompanying this proxy statement to instruct the proxy holders concerning how to vote the Units that you hold as a Limited Partner.


The Partnership has engaged D.F. King & Co., Inc., 77 Water Street, New York, NY 10005, Telephone No. (800) 829-6551; Fax No. (212) 809-8839 (the "Information
Agent") to distribute the attached letter from the General Partner, the attached notice of the Special Meeting, this Proxy Statement, and the Proxy Card to the Limited Partners and other interested persons. To request additional copies of these documents, please contact the Information Agent at the address set forth above. Whether or not you plan to attend the Special Meeting, it is important that you return your completed Proxy Card to the Information Agent at the address set forth above. If you have any questions concerning these proposals, please call the General Partner at (610) 964-7178.


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
                                TABLE OF CONTENTS

                                                                                               PAGE
                                                                                               ----
SUMMARY .....................................................................................   13
         The Alternative Amendments .........................................................   13
         Risk Factors .......................................................................   14
         Conflicts of Interest ..............................................................   16
         Reasons for and Benefits of Each Set of Alternative Amendments .....................   17
         Differences Between the Alternative Amendments .....................................   19
         Comparison of Fees and Commissions Under Each Set of Alternative Amendments ........   20
         Comparison of Plans of New General Partner and General Partner .....................   22
         History of the Partnership .........................................................   23
         The General Partner ................................................................   24
         The New General Partner ............................................................   27
         The Properties .....................................................................   29
         Voting .............................................................................   31

RISK FACTORS ................................................................................   34

    FIRST ALTERNATIVE AMENDMENTS ............................................................   34

         Risk of Decrease in Value of Properties if Partnership Term Extended ...............   34
         No Assurance of Improved Return ....................................................   34
         Possible Sales of Properties at Low Price Without Consent of Limited
         Partners if Consent Requirements Modified ..........................................   34
         Possible Death or Disability of Principal member of New General Partner ............   35
         Minimal Capitalization of New General Partner ......................................   35
         New General Partner's Lack of Experience in Public Real Estate
         Partnerships .......................................................................   35
         Limited Cash Reserves ..............................................................   36
         New General Partner Not Required to Devote Full Time to Partnership ................   36
         Risk in Plans of New General Partner ...............................................

    SECOND ALTERNATIVE AMENDMENTS ...........................................................   36

         Risk of Decrease in Value of Properties if Partnership Term Extended ...............   36
         No Assurance of Improved Return ....................................................   36
         Limited Capitalization of General Partner ..........................................   36
         Possible Sales of Properties at Low Price Without Consent of Limited
         Partners if Consent Requirements Eliminated ........................................   37
         Risk in Rehabilitation of Ultimate Parent of General Partner .......................   37
         Limited Cash Reserves ..............................................................   37
         Risk in Ms. Deborah Dillon Not Acting as Consultant ................................   37
         General Partner Not Required to Devote Full Time to Partnership ....................   37
         Risk in Plans of General Partner ...................................................   37

    NEITHER SET OF ALTERNATIVE AMENDMENTS ADOPTED ...........................................   37

         Risk of Liquidation of Properties at Low Price......................................   37
         Risk in Rehabilitation of Ultimate Parent of General Partner........................   37
         Limited Cash Reserves...............................................................   37
         Risk in Ms. Deborah Dillon Not Acting as Consultant.................................   37
         General Partner Not Required to Devote Full Time to Partnership.....................   37
         Risk in Plans of General Partner ...................................................   37

CONFLICTS OF INTEREST .......................................................................   37

    FIRST ALTERNATIVE AMENDMENTS ............................................................   37

         Timing of Sale to Obtain Commission ................................................   37
         Timing of Sale to Obtain Distribution ..............................................   38

         Broker Participation ...............................................................   38
    SECOND ALTERNATIVE AMENDMENTS ...........................................................   38

         Timing of Sale to Obtain Commission ................................................   38
         Timing of Sale to Obtain Distribution ..............................................   38
         Broker Participation ...............................................................   38

    NEITHER SET OF ALTERNATIVE AMENDMENTS ADOPTED............................................   38

         Timing of Sale to Obtain Commission ................................................   38
         Timing of Sale to Obtain Distribution ..............................................   38

    HISTORY OF THE PARTNERSHIP ..............................................................   39

         Public Offering ....................................................................   39
         Purchase of Properties .............................................................   39
         Distributions/Cumulative Annual Return .............................................   39
         Investment Objectives; Marketing ...................................................   43
         General Partner's Right to Sell Properties; Reserves ...............................   43
         Rights of Limited Partners on Dissolution ..........................................   43

    THE GENERAL PARTNER .....................................................................   44

         Background .........................................................................   44
         Directors and Officers .............................................................   46
         Former Management/Consulting Relationship ..........................................   47
         Current Management  ................................................................   48
         Plans of Current Management if Second Alternative Amendments are Adopted ...........   50
         General Partner's Plans if Neither Set of Alternative Amendments is Adopted ........   50

    THE PROPERTIES ..........................................................................   50

         1996-1997 Sales ....................................................................   51
         Henry County, Georgia ..............................................................   51
         Fulton County, Georgia .............................................................   52
         Fort Myers, Florida ................................................................   54
         Columbia, South Carolina ...........................................................   54

    THE ALTERNATIVE AMENDMENTS ..............................................................   55

         Reasons For and Benefits of Each Set of Alternative Amendments .....................   55
         Benefits of Adopting First Alternative Amendments ..................................   56
         Benefits of Adopting Second Alternative Amendments .................................   57
         Differences Between the Alternative Amendments .....................................   58

    FIRST ALTERNATIVE AMENDMENTS ............................................................   59

         Substitution of New General Partner ................................................   59
         Independent Auditor's Report .......................................................   60
         Extension of Partnership Term ......................................................   63
         Authorization of Fees and Commissions for New General Partner ......................   63
         Exclusive Right to Sell the Properties .............................................   66
         Modification of Requirements That Limited Partners Consent to Sale


         of All or Substantially All the Assets of the Partnership ..........................   67

    SECOND ALTERNATIVE AMENDMENTS ...........................................................   68

         Extension of Partnership Term ......................................................   68
         Authorization of Fees and Commissions for General Partner ..........................   68
         Exclusive Right to Sell the Properties .............................................   70
         Elimination of Requirement That Limited Partners Consent to Sale
         of All or Substantially All the Assets of the Partnership ..........................   71

FEDERAL TAX CONSEQUENCES; LEGAL OPINION......................................................   72

ELIGIBLE UNITS ..............................................................................   72

VOTING ......................................................................................   72

         Record Date ........................................................................   72
         Vote Conditioned on Adoption of All Amendments in Either the
         First or Second Alternative Amendments .............................................   72
         Required Vote ......................................................................   72
         Equal Number of Votes Cast .........................................................   72
         No Indication of Vote ..............................................................   72
         Neither Alternative Amendments Adopted .............................................   73
         Abstentions/Broker Non-Votes .......................................................   73
         Appraisal Rights ...................................................................   73
         Proxies ............................................................................   73
         Revocation of Proxies ..............................................................   73
         List of Limited Partners ...........................................................   74

INFORMATION AGENT ...........................................................................   74

SOLICITATIONS BY THE GENERAL PARTNER ........................................................   74

OWNERSHIP OF UNITS ..........................................................................   74

EXPERTS .....................................................................................   75

AVAILABLE INFORMATION .......................................................................   75

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE .............................................   75

APPENDIX I:       GLOSSARY OF DEFINED TERMS .................................................   76

EXHIBIT A:        PARTNERSHIP AGREEMENT .....................................................  A-1

EXHIBIT B:        ALTERNATIVE AMENDMENTS ....................................................  B-1



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
EXHIBIT C:        AGREEMENT BETWEEN SOUTHERN MANAGEMENT GROUP,
                    R.W. SORENSON AND THE PARTNERSHIP .......................................  C-1

EXHIBIT D:        LEGAL OPINION .............................................................  D-1


                                    SUMMARY

THE FOLLOWING SUMMARY OF MATERIAL TERMS OF THIS PROXY STATEMENT IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE INFORMATION APPEARING ELSEWHERE IN THIS PROXY STATEMENT.

                           THE ALTERNATIVE AMENDMENTS


A special meeting (the "Special Meeting") of the limited partners (the "Limited Partners") of Southeast Acquisitions III, L.P. (the "Partnership") will be held at 301 Perimeter Park Drive, Nashville, Tennessee, 37211 on Wednesday, November 5, 1997 at 2:00 p.m., Central Standard Time, or at any adjournment thereof, to consider and vote upon two sets of alternative amendments (the "Alternative Amendments") to the Restated Limited Partnership Agreement of Southeast Acquisition III, L.P. (the "Partnership Agreement"). ALTHOUGH ONLY ONE SET OF ALTERNATIVE AMENDMENTS CAN BE ADOPTED, IF NEITHER IS ADOPTED, THE GENERAL PARTNER WILL CONTINUE TO ACT AS GENERAL PARTNER UNDER THE CURRENT TERMS OF THE PARTNERSHIP AGREEMENT.


FIRST ALTERNATIVE AMENDMENTS

The first set of Alternative Amendments (the "First Alternative Amendments") would:

     - Extend the term of the Partnership from its current expiration date of December 31, 1999 to December 31, 2001;

     -   Substitute Southern Management Group , LLC, a Tennessee
         Limited Liability Company (the "New General Partner") for Southeast Acquisitions, Inc. (the "General Partner") as the new general partner of the Partnership;

     - Authorize new commissions and new management fees for the New General Partner;

     - Give the New General Partner the exclusive right to sell the Properties; and


     - Modify the Partnership Agreement to require that, except in the liquidation of the Partnership, a majority in interest of Limited Partners must consent to a sale or disposition at one time of 60% or more of the real estate acreage held by the Partnership as of September 22, 1997 unless the sale or disposition returns to the Limited Partners at least the original Acquisition Cost of the assets sold or disposed of.

SECOND ALTERNATIVE AMENDMENTS

The second set of Alternative Amendments (the "Second Alternative Amendments") would:

     - Extend the term of the Partnership from its current expiration date of December 31, 1999 to December 31, 2001 with Southeast Acquisitions, Inc. remaining as General Partner;

     - Authorize new commissions, payable to the General Partner on the sale or sales of the Properties, effective as of the date the Second Alternative Amendments are adopted, and new management fees for the General Partner, effective following December 31, 1999;

     -   Give the General Partner the exclusive right to sell the Properties;
         and

     - Delete from the Partnership Agreement the requirement that, under certain circumstances, a majority in interest of the Limited Partners must consent to a sale or disposition at one time of all or substantially all the assets of the Partnership.


                                  RISK FACTORS

Adoption of either set of Alternative Amendments as well as the failure to adopt either set of Alternative Amendments involves certain risks including the following:


FIRST ALTERNATIVE AMENDMENTS

         POSSIBLE DECREASE IN VALUE OF THE PROPERTIES IF THE
         PARTNERSHIP TERM IS EXTENDED.
              Based on 1996 appraisals (See "THE PROPERTIES - Appraisals" below), the estimated value of the Properties has decreased in value to below their aggregate Acquisition Cost. It is possible that the value of the Properties may decline further over the proposed extended Partnership term.

     -   NO ASSURANCE OF IMPROVED RETURN.
              There is no assurance that the New General Partner will be able to achieve a better return during the proposed new term. Any return may be negatively impacted by the cost of any improvements to the Properties, new fees and any possible continued decline of the Properties' value during the proposed extended Partnership term.

     - POSSIBLE SALES OF PROPERTIES AT LOW PRICE WITHOUT CONSENT OF LIMITED PARTNERS.

              Under the proposed modification of the Limited Partners' rights to consent to sales of all or substantially all of the assets of the Partnership in a single sale, the New General Partner will have no restrictions on the sale price that it may obtain for parcels of the Properties amounting to less than 60% of the acreage held by the Partnership as of September 22, 1997 other than pursuant to its general fiduciary duties. This could result in sales, without Limited Partners' consent, at below the most recent appraised value of the Properties.

     -   POSSIBLE DEATH OR DISABILITY OF PRINCIPAL MEMBER OF NEW GENERAL
         PARTNER.
              Mr. Sorenson, the individual member of the New General Partner, is 71 years old. He is expected to play a key role in the marketing and sale of the Properties. In the event of his death or disability, the Partnership would have to rely on employees and other members of the New General Partner who individually are not as experienced as Mr. Sorenson.

     -   MINIMAL CAPITALIZATION OF THE NEW GENERAL PARTNER.
              The New General Partner will have minimal capitalization and may not have sufficient assets to satisfy any future claims brought against it.

     - NEW GENERAL PARTNER'S LACK OF EXPERIENCE IN PUBLIC REAL ESTATE PARTNERSHIPS.
              Although management of the New General Partner has considerable experience in real estate matters, including private partnerships, none has any experience in managing public real estate limited partnerships.


     -   LIMITED CASH RESERVES
              The Partnership's cash reserves are projected to be sufficient only through December 31, 2000, a year before the expiration of the new Partnership term, and it is possible that they may be exhausted at an earlier date. If the reserves are exhausted, the Partnership may have to dispose of part or all of one or more of the Properties or incur indebtedness on unfavorable terms.



     -   NEW GENERAL PARTNER NOT REQUIRED TO DEVOTE FULL TIME TO PARTNERSHIP
              The officers and employees of SMG are active in various business activities other than SMG, and if SMG becomes the New General Partner these outside activities would continue. Although the Partnership Agreement allows the general partner and its officers, directors and employees to have outside business activities, these other activities will require the officers, directors and employees of SMG to spend time on those projects which might otherwise be spent on management of the Partnership which could result in lost opportunities for the Partnership.

         RISK IN PLANS OF NEW GENERAL PARTNER

               Although the New General Partner does not presently anticipate incurring any material extraordinary costs or expenses chargeable to the Partnership in its plan to market the Properties, it is possible that a contract for sale of part or all of one or more of the Properties could require the Partnership's construction of infrastructure or other improvements. The Partnership would bear the cost of such improvements. No such contracts are currently contemplated.



         See "RISK FACTORS - First Alternative Amendments" below at p.34.



SECOND ALTERNATIVE AMENDMENTS

     - POSSIBLE DECREASE IN VALUE OF THE PROPERTIES IF THE PARTNERSHIP TERM IS EXTENDED.
              Based on 1996 appraisals (See "THE PROPERTIES - Appraisals" below), the estimated value of the Properties has decreased to below their aggregate Acquisition Cost. It is possible that the value of the Properties may decline further over the proposed extended Partnership term.

     -   NO ASSURANCE OF IMPROVED RETURN.
              There is no assurance that the General Partner will be able to achieve a better return over the proposed new term. Any return may be negatively impacted by the cost of any improvements to the Properties, new fees and any possible continued decline of the Properties' value over the proposed extended Partnership term.

     - POSSIBLE SALES OF PROPERTY AT A LOW PRICE WITHOUT CONSENT OF LIMITED PARTNERS.
              Eliminating any rights the Limited Partners have to consent to sales of all or substantially all of the assets of the Partnership could result in sales of the Properties at below their most recent appraised value.

     -   LIMITED CAPITALIZATION OF GENERAL PARTNER
              The General Partner has limited capitalization and may not have sufficient assets to satisfy any future claims brought against it.

     -   RISK IN REHABILITATION OF ULTIMATE PARENT OF GENERAL PARTNER
              The ultimate parent company of the General Partner is in a state directed Rehabilitation. It is possible that, pursuant to the proposed Rehabilitation plan, a non affiliated investor would reduce or reorganize management of the General Partner.


     -   LIMITED CASH RESERVES



              The Partnership's cash reserves are projected to be sufficient only through December 31, 2000, a year before the expiration of the new Partnership term, and it is possible that they may be exhausted at an earlier date. If the reserves are exhausted, the Partnership may have to dispose of part or all of one or more of the Properties or incur indebtedness on unfavorable terms.



     -   RISK IN MS. DEBORAH DILLON NOT ACTING AS CONSULTANT.
              Ms. Deborah Dillon, who had been involved with the acquisition and marketing of the Properties from the inception of the Partnership through 1996 is no longer providing consulting services for the General Partner but has agreed to act as a consultant to the New General Partner.



     -   GENERAL PARTNER NOT REQUIRED TO DEVOTE FULL TIME TO PARTNERSHIP
              Under the Partnership Agreement, the general partner is required to devote to the Partnership such time as may be necessary for the proper performance of its duties, but the officers, directors and employees of the general partner are not required to devote their full time to the management of the Partnership. The officers of the General Partner manage properties owned by other partnerships in which Southeast Acquisitions, Inc. also acts as general partner, perform duties for the General Partner's ultimate parent, Fidelity Mutual, and engage in other business activities. Time spent by officers of the General Partner managing other partnerships, working for Fidelity Mutual or engaging in other business activities will not be available for the management of the Partnership, which could result in lost opportunities for the Partnership.



     -   RISK IN PLANS OF GENERAL PARTNER
              Although the General Partner does not anticipate incurring any material extraordinary costs or expenses chargeable to the Partnership in its plan to market the Properties, it is possible that a contract for sale of part or all of one or more of the Properties could require the Partnership's construction of infrastructure or other improvements. The Partnership would bear the cost of such improvements. No such contracts are currently contemplated.

         See "RISK FACTORS - Second Alternative Amendments" below at p. 36.


NEITHER SET OF ALTERNATIVE AMENDMENTS ADOPTED

     -   RISK OF LIQUIDATION OF PROPERTIES AT LOW PRICE
              If the Properties are not sold prior to the end of the Partnership term on December 31, 1999, it is possible that the Properties would have to be liquidated at below the Properties' Acquisition Cost.

     -   RISK IN REHABILITATION OF ULTIMATE PARENT OF GENERAL PARTNER
              The ultimate parent company of the General Partner is in a state directed Rehabilitation. It is possible that, pursuant to the proposed Rehabilitation plan, a non affiliated investor would reduce or reorganize management of the General Partner.


     -   RISK IN MS. DEBORAH DILLON NOT ACTING AS CONSULTANT
              Ms. Deborah Dillon, who has been involved with the acquisition and marketing of the Properties from the inception of the Partnership through 1996 is no longer providing consulting services for the General Partner.



     -   GENERAL PARTNER NOT REQUIRED TO DEVOTE FULL TIME TO PARTNERSHIP
              Under the Partnership Agreement, the General Partner is required to devote to the Partnership such time as may be necessary for the proper performance of its duties, but the officers, directors and employees of the General Partner are not required to devote their full time to the management of the Partnership. The officers of the General Partner manage properties owned by other partnerships in which Southeast Acquisitions, Inc. also acts as general partner, perform duties for the General Partner's ultimate parent, Fidelity Mutual, and engage in other business activities. Time spent by officers of the General Partner managing other partnerships, working for Fidelity Mutual or engaging in other business activities will not be available for the management of the Partnership which could result in lost opportunities for the Partnership.



     -   RISK IN PLANS OF GENERAL PARTNER
                 Although the General Partner does not anticipate incurring any material extraordinary costs or expenses chargeable to the Partnership in its plan to market the Properties, it is possible that a contract for sale of part or all of one or more of the Properties could require the Partnership's construction of infrastructure or other improvements. The Partnership would bear the cost of such improvements. No such contracts are currently contemplated.


         See "RISK FACTORS - Neither Set of Alternative Amendments Adopted" below at p.37.



                              CONFLICTS OF INTEREST

Each set of Alternative Amendments presents certain conflicts of interest for the New General Partner and General Partner. The following summarizes the conflicts of interest inherent in each set of Alternative Amendments.


FIRST ALTERNATIVE AMENDMENTS


     -   TIMING OF SALE OF PROPERTIES TO OBTAIN COMMISSION

              It is possible that the New General Partner would be confronted with a conflict of interest in a desire to realize a commission upon an immediate sale of some or all of the Properties rather than holding them for a more extended period if it were in the best interests of the Partnership.


     -   TIMING OF SALE OF PROPERTIES TO OBTAIN DISTRIBUTION

              The New General Partner might wish to delay an immediate sale of some or all of the Properties which might be in the Partnership's best interests if the sales proceeds at the time would not be sufficient to result in any distribution to the New General Partner under the Partnership Agreement.

     -   BROKER PARTICIPATION
              The New General Partner's exclusive agency and participation in future commissions upon sale of the Properties could also have an adverse effect on the New General Partner's willingness to retain local brokers and upon the local brokerage community's willingness to participate in the sale of the Properties.


     See "CONFLICTS OF INTEREST - First Alternative Amendments" below at p. 37.



SECOND ALTERNATIVE AMENDMENTS

     -   TIMING OF SALE TO OBTAIN COMMISSION

              It is possible that the General Partner would be confronted with a conflict of interest in a desire to realize a commission upon an immediate sale of some or all of the Properties rather than holding them for a more extended period if it were in the best interests of the Partnership.

     -   TIMING OF SALE TO OBTAIN DISTRIBUTION

              The General Partner might wish to delay an immediate sale of some or all of the Properties if the sales proceeds at the time would not be sufficient to result in any distribution to the General Partner.

     -   BROKER PARTICIPATION

              The General Partner's exclusive agency and participation in future commissions upon sale of the Properties could have an adverse effect on the General Partner's willingness to retain local brokers and upon the local brokerage community's willingness to participate in the sale of the Properties.


     See "CONFLICTS OF INTEREST - Second Alternative Amendments" below at p. 38.

NEITHER SET OF ALTERNATIVE AMENDMENTS ADOPTED

     -   TIMING OF SALE TO OBTAIN COMMISSION

              It is possible that the General Partner would be confronted with a conflict of interest in a desire to realize a commission upon an immediate sale of the Properties rather than holding them for a more extended period if it were in the best interests of the Partnership.

     -   TIMING OF SALE TO OBTAIN DISTRIBUTION

              The General Partner might wish to delay an immediate sale of the Properties if the sales proceeds at the time would not be sufficient to result in any distribution to the General Partner.

     See "CONFLICTS OF INTEREST - Neither Set of Alternative Amendments Adopted" below at p. 38.


         REASONS FOR AND BENEFITS OF EACH SET OF ALTERNATIVE AMENDMENTS

As part of its fiduciary responsibility to protect the assets of the Partnership and further the business objectives of the Partnership, the General Partner is offering the Limited Partners the opportunity to vote to extend the term of the Partnership pursuant to either of the two sets of Alternative Amendments.

The General Partner believes that the aggregate current market value of the Properties is below an amount which would return to the Limited Partners the Unpaid Cumulative Return plus their Adjusted Capital Contributions. This assessment is based upon 1996 appraisals (See "THE PROPERTY - Appraisals" below) and the General Partner's inspection of the Properties and review of the assumptions and conclusions of the appraisals with local real estate professionals.


The General Partner further believes that, based on its discussions with real estate professionals in the markets where the Properties are located, given more time, the Properties could appreciate in value and recommends that it is in the best interests of the Partnership to extend the term of the Partnership by two years to provide additional time for this to occur.

The main purpose for and benefit of either set of Alternative Amendments is to provide the Partnership with such an extended opportunity to improve the price the Partnership could obtain on the sale of its assets. This could improve the return on the Limited Partners' investment, as the Partnership's original business objectives will, in all likelihood, not be met within the existing term or in a liquidation of the Partnership assets thereafter. There is no assurance that the return to the Limited Partners will be improved by extending the term.



The General Partner decided to offer the Limited Partners an alternative to the General Partner continuing for the extended term in part in response to letters from approximately 20 Limited Partners, most of whom had also been brokers involved in the original sale of the Units, requesting a new general partner because of the conclusion of Ms. Deborah Dillon's involvement with the Partnership (See "THE GENERAL PARTNER - Former Management/Consulting Relationship" below at p. 47) and concern as to the impact of Fidelity Mutual's ownership interest in the General Partner (See "THE GENERAL PARTNER -- Background" below at p. 44 and "RISK FACTORS -- SECOND ALTERNATIVE AMENDMENTS -- Risk in Rehabilitation of Ultimate Parent of General Partner" below at p. 37). No specific amendments were proposed by such Limited Partners and none of such Limited Partners are affiliated with the General Partner or Ms. Dillon. (See also "RISK FACTORS - SECOND ALTERNATIVE AMENDMENTS - Risk in Ms. Deborah Dillon not Acting as Consultant" below at p. 37).



BENEFITS OF ADOPTING FIRST ALTERNATIVE AMENDMENTS

     - EXTENDED TIME TO IMPROVE PARTNERSHIP'S REALIZATION OF ITS INVESTMENT OBJECTIVES.
              Under the First Alternative Amendments, the Partnership term would be extended by two years, which would provide the New General Partner additional time to improve the price the Partnership could obtain on the sale of its assets so as to improve the return on the Limited Partners' investment, as the Properties are currently valued at below their aggregate Acquisition Cost. However, there is no assurance that purchasers will be found or that the Partnership will be able to improve the return to the Limited Partners within such extended time period (See "RISK FACTORS - First Alternative Amendments" below).

     -   NEW MANAGEMENT.
              The New General Partner presents an opportunity to elect new management with considerable experience in the Southeastern United States real estate market for those Limited Partners who wish to extend the term of the Partnership with a general partner unaffiliated with Fidelity Mutual. For the relationship between Fidelity Mutual and the General Partner (See "THE GENERAL PARTNER - Background" below).

     -   ABILITY TO ACT QUICKLY ON PROSPECTIVE SALES.
              In the case of the First Alternative Amendments, modifying the requirement that a majority in interest of the Limited Partners consent to a sale of all or substantially all the assets of the Partnership is designed to facilitate potential sales of all or a portion of the Properties which could be jeopardized as a result of the time and complexity involved in obtaining Limited Partners' consent to the transaction.

     See "THE ALTERNATIVE AMENDMENTS - Benefits of Adopting the First Alternative Amendments" below at p. 56.



BENEFITS OF ADOPTING SECOND ALTERNATIVE AMENDMENTS


     - EXTENDED TIME TO IMPROVE PARTNERSHIP'S REALIZATION OF ITS INVESTMENT OBJECTIVES.

               Under the Second Alternative Amendments, the Partnership term would be extended by two years, which could provide the General Partner additional time to improve the price the Partnership could obtain on the sale of its assets so as to improve the return on the Limited Partners' investment, as the Properties are currently valued at below their aggregate Acquisition Cost. However, there is no assurance that purchasers will be found or that the Partnership will be able to improve the return to the Limited Partners within such extended time period (See "RISK FACTORS - Second Alternative Amendments" below at p. 36).


     -   CONTINUITY OF MANAGEMENT
              Under the Second Alternative Amendments, the General Partner is willing to offer the Limited Partners the option of it continuing as the General Partner for the same extended term as proposed for the New General Partner and on similar terms and conditions if the Limited Partners decide they wish to extend the term of the Partnership but retain current management. In addition, new fees authorized by the Second Alternative Amendments would not be payable to the General Partner until after the expiration of the original Partnership term on December 31, 1999.

     -   ABILITY TO ACT QUICKLY ON PROSPECTIVE SALES.
              In the case of the Second Alternative Amendments, eliminating the requirement that a majority in interest of the Limited Partners consent to a sale of all or substantially all the assets of the Partnership is designed to facilitate potential sales of all or a portion of the Properties which could be jeopardized as a result of the time and complexity involved in obtaining Limited Partners' consent to the transaction.


     See "THE ALTERNATIVE AMENDMENTS - Benefits of Adopting the Second Alternative Amendments" below at p. 57.


                 DIFFERENCES BETWEEN THE ALTERNATIVE AMENDMENTS
     The terms of the First Alternative Amendments and the Second Alternative Amendments are similar, with three principal exceptions:

     -   DIFFERENT GENERAL PARTNERS
              Under the First Alternative Amendments, the New General Partner would be substituted for the existing General Partner for the new term of the Partnership Agreement, while under the Second Alternative Amendments, the General Partner would continue in that capacity for the new term.

     -   TIMING OF FEES
              Under the First Alternative Amendments, management fees for the New General Partner would commence as of the adoption of the First Alternative Amendments, while the Second Alternative Amendments only permit the current General Partner to begin receiving such fees following the expiration of the current term of the Partnership Agreement on December 31, 1999.


     -   MODIFICATION VERSUS ELIMINATION OF LIMITED PARTNERS' CONSENT
              Under the First Alternative Amendments the requirement that a majority in interest of the Limited Partners consent to a sale of all or substantially all the assets of the Partnership under certain circumstances would be modified to only require such consent if 60% or more of the real estate acreage of the Partnership as of September 22, 1997 is sold at one time at a price which would fail to return to the Limited Partners the Acquisition Cost of the assets sold, while under the Second Alternative Amendments, the requirement that Limited Partners consent to sales of all or substantially all the assets of the Partnership would be eliminated entirely.


  COMPARISON OF FEES AND COMMISSIONS UNDER EACH SET OF ALTERNATIVE AMENDMENTS

The following tables set forth a comparison of the commissions and management fees to which the General Partner is entitled under the current Partnership Agreement, the commissions and management fees to which the New General Partner would be entitled under the First Alternative Amendments and the commissions and management fees to which the General Partner would be entitled under the Second Alternative Amendments.

     COMMISSIONS AND MANAGEMENT FEES PAID TO GENERAL PARTNER UNDER EXISTING
              PARTNERSHIP AGREEMENT TERMINATING DECEMBER 31, 1999


YEAR            AMOUNT OF COMMISSION                 TOTAL                 MANAGEMENT           TOTAL
                                                     COMMISSION            FEE                  MANAGEMENT
                                                                                                FEE PAID
-----------------------------------------------------------------------------------------------------------
1988-1999       Up to 50% of competitive             None to date;         $24,886.00           $203,493
                real estate commission or            Depends on            /annum
                disposition fee not to               Sale price            not to
                exceed 10% of contract               of Property           exceed
                price for Property;                                        $207,244
                General Partner and
                Affiliates get no
                compensation if
                commission exceeds 6%
-----------------------------------------------------------------------------------------------------------

     COMMISSIONS AND MANAGEMENT FEES TO BE PAID TO NEW GENERAL PARTNER UNDER
                      PROPOSED FIRST ALTERNATIVE AMENDMENT

---------------------------------------------------------------------------------------------------------------------
YEAR            AMOUNT OF COMMISSION                 TOTAL                 MANAGEMENT           TOTAL
                                                     COMMISSION            FEE                  POSSIBLE
                                                                                                MANAGEMENT
                                                                                                FEE
---------------------------------------------------------------------------------------------------------------------
1997            Competitive real estate              Depends on            $4,066 *
                commission or disposition            sale price
                fee not to exceed 10% of             of Property
                contract price for Property;

---------------------------------------------------------------------------------------------------------------------
1998            Same as 1997                         Same                  $26,500.00/
                                                                           annum *

---------------------------------------------------------------------------------------------------------------------
1999            Same as 1997                         Same                  $26,500.00/
                                                                           annum *

---------------------------------------------------------------------------------------------------------------------
2000            Same as 1997                         Same                  $26,500.00/
                                                                           annum  *
---------------------------------------------------------------------------------------------------------------------
2001            Same as 1997                         Same                  $26,500.00/          $110,066 **
                                                                           annum  *


- * or pro rata portion of fee if all the Properties are sold before the end of the year.
- ** or lesser amount, depending on a pro rata reduction if all the Properties are sold before the end of the year.

      COMMISSIONS AND MANAGEMENT FEES PAID TO GENERAL PARTNER UNDER SECOND
                             ALTERNATIVE AMENDMENTS

-------------------------------------------------------------------------------------------------------------
YEAR            AMOUNT OF COMMISSION                 TOTAL                 MANAGEMENT           TOTAL
                                                     COMMISSION            FEE                  POSSIBLE
                                                                                                MANAGEMENT
                                                                                                FEE
-------------------------------------------------------------------------------------------------------------
1997            Competitive real estate              Depends on            $3,751
                commission/disposition               sale price of
                fee not to exceed 10% of             Property
                the contract price for
                the Property
-------------------------------------------------------------------------------------------------------------
1998            Same as 1997                         Same                  $0/ annum *
-------------------------------------------------------------------------------------------------------------
1999            Same as 1997                         Same                  $0/ annum *
-------------------------------------------------------------------------------------------------------------
2000            Same as 1997                         Same                  $26,500.00/
                                                                           annum  *
-------------------------------------------------------------------------------------------------------------
2001            Same as 1997                         Same                  $26,500.00/            $56,751.00
                                                                           annum  *


- * or pro rata portion of fee if all the Properties are sold before the end of the year.
- ** or lesser amount, depending on a pro rata reduction if all the Properties are sold before the end of the year.


         COMPARISON OF PLANS OF NEW GENERAL PARTNER AND GENERAL PARTNER

The New General Partner and the General Partner have different plans with respect to the marketing and sale of the Properties.
THE FOLLOWING DESCRIPTION OF THE NEW GENERAL PARTNER'S AND THE GENERAL PARTNER'S INTENTIONS WITH RESPECT TO MANAGEMENT AND MARKETING THE PROPERTIES REPRESENTS THEIR CURRENT PLANS WITH RESPECT THERETO. HOWEVER, THERE IS NO ASSURANCE THAT THESE PLANS WILL BE IMPLEMENTED OR THAT, IF IMPLEMENTED, THEY WILL RESULT IN A SALE OR SALES OF THE PROPERTIES.

NEW GENERAL PARTNER PLANS IF FIRST ALTERNATIVE AMENDMENTS ARE ADOPTED

     Henry County, Georgia. Renewed contacts will be made with developers/owners in the area to explore partial or total sales. Industrial brokers without a large presence in Henry

County will be interviewed. If they have a good sales record elsewhere, they may be given exclusive sales contracts. A marketing presentation for discussion with potential users and distribution by Henry County will be developed. SMG is familiar with several of the important industrial developers in this and the Atlanta market who will be contacted regarding potential sales.


     Fulton County, Georgia. Since the inception of the Partnership, approximately $200,000 had been set aside to enable the Partnership to participate in bringing sewer to this Property. An effort will be made to enter into an agreement with an entity to share the cost of the sewer. Bids for the project will be solicited from a minimum of three utility companies following submission of the already completed sewer design plans to the County to obtain a precise cost estimate for the project. As the $200,000 was estimated to be only a portion of the final cost of the project, the project would not proceed without participation of another entity. In any event, a development analysis will be conducted to identify the optimum way for the Property to be subdivided for future sale.


     Fort Myers, Florida. The highest return to the investors will most likely be realized through a joint venture with a local home builder. Therefore, initial efforts will be focused on evaluating that possibility in a venture arrangement which will protect the investors' ownership interest in the land.


     Columbia, South Carolina. Initial activity would include development analysis factoring in topography, utility availability, road access, new roads planned, etc. to determine the optimum ways for a subdivision. The Property has sewer but no public water system. While a bulk sale may be the best strategy, this cannot be determined until the foregoing is complete.



     The studies and evaluations of the Properties discussed above will be conducted by personnel in SVC, one of the members of SMG, at no cost to the Partnership, and no other costs or expenses relating to specific infrastructure or other improvements to the Properties are anticipated by SMG, other than as discussed above in connection with the Fulton County Property. However, it is possible that, as New General Partner, SMG might enter into a contract for sale of part or all of one or more of the Properties which would require the construction of infrastructure or other improvements. The Partnership would bear the cost of such improvements. No such contracts are currently contemplated.





GENERAL PARTNER'S PLANS IF SECOND ALTERNATIVE AMENDMENTS ARE ADOPTED


Henry County, Georgia. The General Partner will continue its plan of marketing the Property in whole and in part. The General Partner has not made a determination to revise its marketing plan and there are no contemplated extraordinary expenses related to this Property.



Fulton County, GA: The General Partner expects to continue to hold the Property in anticipation of the improving market conditions. Since inception of the Partnership, approximately $200,000 has been set aside to enable the Partnership to participate in bringing sewer to this Property. In the event a third party, either the local municipality or property owners advances the cause of bringing sewer to the area, the Partnership is prepared to contribute the funds set aside for the sewer towards the cost to run the sewer lines. Prior to committing the Partnership's involvement, the General Partner will analyze the cost and benefit of the Partnership's participation. Other than costs related to the sewer, there are currently no contemplated extraordinary expenses related to this Property.



Fort Myers, Florida. The General Partner will continue to monitor market conditions and communicate with local developers and real estate professionals to discern the most advantageous time to aggressively pursue purchase offers. There are no plans to revise the marketing plan of selling the entire Property in one sale and there are no contemplated extraordinary expenses related to this Property.



Columbia, South Carolina. The General Partner will monitor the progress of the South Carolina Department of Transportation and continue its plan of marketing the Property in whole and in part. The General Partner has not made a determination to revise its marketing plan and there are no contemplated extraordinary expenses related to this Property.



The General Partner does not presently anticipate incurring any material extraordinary costs or expenses chargeable to the Partnership in its plan to market the Properties. However, it is possible that minor costs could be incurred to secure the services of land experts in the vicinity of the Properties to assist in marketing and sales efforts. In addition, a contract for sale of part or all of one or more of the Properties could require the Partnership's construction of infrastructure or other improvements. The Partnership would bear the cost of such improvements. No such contracts are currently contemplated.








GENERAL PARTNER'S PLANS IF NEITHER SET OF ALTERNATIVE AMENDMENTS IS ADOPTED

If neither sets of Alternative Amendments is adopted, the General Partner will implement the marketing plan set forth above as if the Second Alternative Amendments were adopted, and then upon the expiration of the Partnership term on December 31, 1999 commence a liquidation of the Properties, in accordance with the Partnership Agreement.




                           HISTORY OF THE PARTNERSHIP

     The Partnership was formed on November 4, 1988, as a Delaware limited partnership, and it terminates upon disposition of all its property or the occurrence of certain other events specified in the Partnership Agreement. The term of the Partnership expires on December 31, 1999, at which time, if the Partnership is still in existence, it will be dissolved unless the term is extended.

PURCHASE OF PROPERTIES
     Five properties were acquired by the Partnership as described under the heading "Properties" below. The Partnership currently owns four of the five Properties originally acquired.

INVESTMENT OBJECTIVES

     The Partnership's primary business objective has been and continues to be to try to realize appreciation in the value of the Properties by holding the Properties for investment and sale to return to the Limited Partners their capital contributions and a 10% cumulative annual return, although there has never been any assurance that this will be attained.

     The Partnership has been marketing certain of the Properties, where appropriate in light of market conditions, for a number of years. The General Partner may sell each of the Properties in a single sale or divide them into parcels which would be sold separately. The timing and manner of sale has been and remains within the discretion of the General Partner. (See "HISTORY OF THE PARTNERSHIP" below)


                              THE GENERAL PARTNER

The General Partner is an indirect wholly owned subsidiary of The Fidelity Mutual Life Insurance Company, in Rehabilitation ("Fidelity Mutual"). A number of the officers and directors of the General Partner are employees of or consultants to Fidelity Mutual.

The following organizational chart shows the relationship between Fidelity Mutual and the General Partner.

             ------------------------------------------------------
                   The Fidelity Mutual Life Insurance Company
                               (In Rehabilitation)
             ------------------------------------------------------

                                   owns 100%

                         -----------------------------
                            FML Holding Company, Inc.
                         -----------------------------

                                   owns 100%

                         -----------------------------
                              Fidelity Enterprises,
                                      Inc.
                         -----------------------------

                                   owns 100%

             -------------------------------------------------------
                          Southeast Acquisitions, Inc.
              (General Partner of Southeast Acquisitions III, L.P.)
             -------------------------------------------------------


On November 6, 1992, Fidelity Mutual's Board of Directors entered into a voluntary agreement with the Commonwealth of Pennsylvania's Department of Insurance to place Fidelity Mutual into a state directed Rehabilitation (the "Rehabilitation"). The General Partner was immediately advised of the Rehabilitation. The Rehabilitation is still in progress. The Partnership is a separate entity from Fidelity Mutual, with all of its reserve funds and assets held in completely segregated accounts. Management of the General Partner has been kept advised of the status of the Rehabilitation and the potential consequences that might result from Rehabilitation plans submitted to the court with jurisdiction over the Rehabilitation.



Fidelity Mutual anticipates that it will file a revised plan of Rehabilitation (the "Plan") within the next few months under which an outside investor may acquire a controlling interest in a company which would acquire the assets of Fidelity Mutual, including the General Partner. (See "THE GENERAL PARTNER - Background" below at p. 44).


Although it is the present intention of Fidelity Mutual to maintain the current staffing levels of the General Partner, it is possible that if the Plan is approved and the sale to a new investor described above is consummated, such new investor, who would indirectly control the General Partner, would reduce or reorganize the management of the General Partner during the new Partnership term proposed under the Second Alternative Amendments.

The following is an unaudited balance sheet of the General Partner.



                            SOUTHEAST ACQUISITIONS, INC.
                                      UNAUDITED
                                    BALANCE SHEET
                                    JUNE 30, 1997


         ASSETS

                  Cash                                                 $       791
                  Mortgage Receivable                                  $   560,873
                  Investment in Southeast Acquisitions I, II & III     $         0
                                                                       -----------
                                                                       $   561,664
                                                                       ===========

         SHAREHOLDER'S INVESTMENT

                  Common Stock (Par value $1
                    authorized 1,000 shares, issued
                    and outstanding 100 shares)                        $      100
                  Paid-In Capital                                      $1,556,955
                  Accumulated Deficit                                  $ (995,391)
                                                                       ----------
                                                                       $  561,664
                                                                       ==========



OFFICERS

The officers of the General Partner most directly involved in the management of the General Partner are:

Arthur W. Mullin. Age 51. Mr. Mullin was elected a Director of the General Partner in 1993. Mr. Mullin has also served as the President and Treasurer of the General Partner since 1993. Mr. Mullin, originally retained as a consultant to Fidelity Mutual in 1993, was appointed Senior Vice President and Director of Real Estate for Fidelity Mutual the same year and served in that capacity until 1995. Mr. Mullin resumed his consulting relationship with Fidelity Mutual in 1995. Mr. Mullin received a B.S. in Political Science and M.S. in Education from St. Joseph's University.

James W. Kelican, Jr., Age 49. Mr. Kelican was elected a Director of the General Partner in 1994. He has also served as a Vice President of the General Partner since 1994. Mr. Kelican has held the position of Senior Vice President, Real Estate for Fidelity Mutual since 1993. Mr. Kelican is a graduate of Drexel University and holds the Certified Property Manager (CPM(R)) designation from the Institute of Real Estate Management of the National Association of Realtors.



     Mr. Mullin and Mr. Kelican devote sufficient time to the affairs of the Partnership as may be required to manage the Partnership's business. The amount of time each spends on Partnership matters varies, depending on the needs of the Partnership. Additional information concerning all of the officers of the General Partner is provided under the heading "THE GENERAL PARTNER - Current Management" below.






FORMER MANAGEMENT/CONSULTING RELATIONSHIP


Ms. Deborah J. Dillon had been involved with the General Partner from the Partnership's inception until the end of 1996, first as Vice President, then as President from 1988 to 1993 and finally as a consultant from 1993 through 1996. Ms. Dillon was also a director of the General Partner from 1988 to 1993. As an officer of the General Partner at the time of the acquisition of the Properties by the Partnership, Ms. Dillon was instrumental in the Partnership's purchase of the Properties.



Following her resignation as President in 1993, Ms. Dillon acted as the General Partner's Director of Operations under a performance-based consulting agreement with the General Partner until the end of 1996. (See "THE GENERAL PARTNER - Former Management/Consulting Relationship" below at p. 47). Ms. Dillon will not resume her consultant role to the Partnership if the Second Alternative Amendments are adopted or if neither set of Alternative Amendments is adopted. (See also "RISK FACTORS - SECOND ALTERNATIVE AMENDMENTS - Neither Set of Alternative Amendments adopted" at p. 36 and 37 below).



                              NEW GENERAL PARTNER

Under the First Alternative Amendments, Southeast Acquisitions, Inc. would be removed as the General Partner of the Partnership and Southern Management Group , LLC. ("SMG") would be substituted as the New General Partner, effective as of the date a majority in interest of the Units votes to approve the First Alternative Amendments and the New General Partner signs the Partnership Agreement.



SMG was identified as the proposed New General Partner based on, among other factors, the experience of its members in real estate transactions and markets in the Southeastern United States and prior dealing between its members and the General Partner and its Affiliates. See "THE ALTERNATIVE AMENDMENTS - FIRST ALTERNATIVE AMENDMENTS - Substitution of New General Partner" below at p. 59-60 for more information on SMG and its management.



SMG is a Tennessee Limited Liability Company whose members are Richard W. Sorenson, who owns a 51% interest in the company, and Southeast Venture Corporation, Inc., a Tennessee corporation ("SVC") which owns 49% of SMG.

Mr. Sorenson, age 71, has over 35 years experience in several real estate disciplines, including land acquisition and development, development of office buildings, shopping centers, warehouses and medical facilities. All of these activities occurred in the Southeastern United States.

Mr. Sorenson graduated from the Northwestern University Business School with a major in real estate.

The other member of the New General Partner is SVC. SVC is a Nashville, Tennessee-based full service real estate corporation involved in real estate brokerage, property management and development of office buildings, hospitals, medical buildings and other medical facilities. SVC was formed in 1992. SVC personnel include civil engineers, architects and other real estate professionals whose services will be utilized by SMG in the management and marketing of the Property if SMG is appointed the New General Partner. A more detailed description of these professionals' qualifications is provided below. (See "THE ALTERNATIVE AMENDMENTS - First Alternative Amendments" below).


SMG will devote such time to the affairs of the Partnership as may be required to manage the Partnership's business although the amount of time may vary, depending on the needs of the Partnership.



For eleven years, Mr. Sorenson has worked with Deborah Dillon, the former President of and consultant to the General Partner.



Ms. Dillon has agreed to advise and consult with the New General Partner concerning the Properties on a continuing basis for which she will be compensated by the New General Partner solely from a percentage of real estate commissions earned by the New General Partner in connection with sales of Partnership property (See" THE ALTERNATIVE AMENDMENTS - FIRST ALTERNATIVE AMENDMENTS - Substitution of the General Partner" below at p. 59).


The following is a balance sheet of the New General Partner audited by Williams, Benator & Libby, LLP.


                            INDEPENDENT AUDITORS' REPORT
Members
Southeast Management Group, LLC
Nashville, Tennessee

We have audited the accompanying balance sheet of Southern Management Group, LLC (a development stage enterprise) as of June 12, 1997. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit of the balance sheet provides a reasonable basis for our opinion.

In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of Southern Management Group, LLC as of June 12, 1997 in conformity with generally accepted accounting principles.

/s/ Williams, Benator & Libby, LLP.
----------------------------------

Atlanta, Georgia
June 13, 1997




                         SOUTHERN MANAGEMENT GROUP, LLC

                        (A Development Stage Enterprise)

                                 BALANCE SHEET
                                 June 12, 1997


ASSETS
------
Organization costs                                  $   1,500
Capitalized legal fees                                 14,054
                                                    ---------
                                                    $  15,554
                                                    =========

LIABILITIES AND MEMBERS' EQUITY

CURRENT LIABILITIES

         Accounts payable                           $   7,432
         Due to members                                 8,022
                                                    ---------
                  TOTAL CURRENT LIABILITIES         $  15,454

MEMBERS' EQUITY - Note B                                  100
                                                    ---------
                                                    $  15,554
                                                    =========


See notes to balance sheet.

                               NOTES TO BALANCE SHEET
                           SOUTHERN MANAGEMENT GROUP, LLC
                          (A Development Stage Enterprise)
                                    June 12, 1997


NOTE A - DESCRIPTION OF SMG AND SIGNIFICANT ACCOUNTING POLICIES


Southern Management Group , LLC ("SMG") is a limited liability company formed under the laws of the state of Tennessee . SMG plans to become a successor general partner in certain publicly traded real estate limited partnerships and manage the operations of those partnerships. At June 12, 1997 SMG was in the development stage and was in the process of submitting required documentation in connection with becoming a successor general partner in such partnerships.


The following accounting policies are presented to assist the reader in understanding SMG's financial statements:

Income Taxes: As a limited liability company, all items of income, loss, deduction, and credit are passed through to, and taken into account by, SMG's members in computing their own taxable income.


Capitalized Legal Fees: Capitalized legal fees include organization costs, which will be amortized on a straight-line basis over sixty months, and legal fees incurred related to SMG's planned acquisition of successor general partner interests in the above discussed limited partnerships, which will be included in SMG's cost of its investment in these limited partnerships.




Estimates: The preparation of a balance sheet in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the balance sheet. Actual results could differ from those estimates.


NOTE B - MEMBERS' EQUITY

SMG was formed in April 1997. Each member is entitled to a number of votes equal to his percentage interest in SMG. Each member has identical powers, preferences and rights. SMG provides limited liability to its members. SMG has no stated termination date. However, upon the termination of a member's interest, SMG's continued existence is dependent upon the consent of a majority in interest of the remaining members.

                                 THE PROPERTIES

PROPERTIES


     The Partnership originally acquired five properties, and has sold one in its entirety. All or portions of four of the remaining properties originally acquired by the Partnership (individually a "Property" and collectively the "Properties") are still owned by the Partnership as follows:

                  (i) +/- 265 acres in Henry County, Georgia which was acquired by the Partnership on June 30, 1989 for a total purchase price of $1,234,474; +/- 234 acres remain unsold.

                  (ii) +/- 211 acres in South Fulton County, Georgia which was acquired by the Partnership on June 1, 1989 for $4,939,177; +/- 211 acres remain unsold.

                  (iii) +/- 48 acres in Fort Myers, Florida which was acquired by the Partnership on August 25, 1989 for $1,880,352; +/- 48 acres remain unsold.

                  (iv) +/- 51 acres in Columbia, South Carolina which was acquired by the Partnership on September 15, 1989 for $1,347,787; +/- 43 acres remain unsold.

1996 AND 1977 SALES


     The Partnership sold approximately 6.0 acres of the Henry County, GA Property in December, 1996 for a gross sale price of $111,000 ($18,500/acre).


     The Partnership sold approximately 7 acres of the Columbia, South Carolina Property in May, 1997 for a gross sale price of $221,960 ($31,000 per acre).

HENRY COUNTY, GEORGIA

RECENT DEVELOPMENTS

     The Partnership sold approximately 6.0 acres of this Property in December, 1996. The price paid for this parcel was $18,500 per acre. The sale of an additional 4 acres of this Property was discussed but was not consummated. The General Partner was advised that the purchase was contingent upon the prospective purchaser selling another property, which did not occur.


     Earlier in 1997, the Partnership placed all the remaining land in this Property under agreement once again. The purchase price agreed upon was $10,000 per acre. Unfortunately, the prospective purchaser was unable to reach an agreement with Norfolk Southern Railroad on the design of a railroad spur line for the northern portion of the Property. As a result of this obstacle, the purchaser terminated the sales agreement prior to the expiration of the inspection period.



     A contract for sale of 65 acres of this Property at $8,500 per acre was executed by the Partnership in August, 1997. It is too early to determine whether this sale will close.


FULTON COUNTY, GEORGIA

RECENT DEVELOPMENTS


     The General Partner received an offer earlier in 1997 from a party interested in acquiring approximately 6 acres located at the corner of South Fulton Parkway and Campbellton-Fairburn Road. The General Partner was informed that the purchaser did not have any immediate plans to develop the Property, but intended to place the Property in inventory for future use. The General Partner concluded that the sale of a small portion of the Property at a major intersection was not in the best interest of the Partnership at that time. The offer was withdrawn prior to the General Partner communicating its decision not to proceed with the proposed sale. The same party also submitted an offer to purchase approximately 7 acres of the Columbia, South Carolina Property, which was accepted and is discussed in greater detail below.

FORT MYERS, FLORIDA

RECENT DEVELOPMENTS

     The developer of a single family subdivision on Winkler Road north of the Property is nearly built out of the existing subdivision. The General Partner has been advised that the same developer has placed approximately 40 acres between the Property and the existing subdivision under contract. The developer had delivered an unsolicited offer to the General Partner to purchase the Property. It is the developer's desire to purchase the Property and take both properties through the planning and approval process together. The General Partner has countered the developer's initial offer. The developer is conducting tests on the suitability of the soil of the adjacent property to determine the viability of expanding their subdivision. It is still too early to determine whether or not these negotiations will lead to a sales agreement on the Property.

COLUMBIA, SOUTH CAROLINA

RECENT DEVELOPMENTS

     Early this year, the Partnership placed approximately 7 acres of this Property under contract for a purchase price of $31,000 per acre. This transaction closed in May, 1997 and resulted in gross proceeds of $221,960. The boundary between this parcel and the remaining Partnership land is the center line of a road proposed by the South Carolina Department of Transportation ("SCDOT").

     SCDOT is currently re-designing the interchange of Interstate 26 and Broad River Road. Preliminary plans delivered to the General Partner indicate that the road will be redirected between the remaining Property and the parcel sold in May, 1997. The redesign of the intersection and construction of the new road may have a positive effect on the value and marketability of the Property in the future. SCDOT's current expectation is to complete the redesign and construction by the end of 1999.


VOTING


RECORD DATE. The General Partner has established the close of business on September 22, 1997, as the Record Date for determining the Limited Partners entitled to notice of, and to vote at, the Special Meeting and at any adjournment thereof. On that date, the Partnership had issued an outstanding 12,400 Units. No matters other than the Alternative Amendments and certain procedural matters may be discussed or voted upon at the Special Meeting.


VOTE CONDITIONED ON ADOPTION OF ALL OF AMENDMENTS IN EITHER THE FIRST OR SECOND ALTERNATIVE AMENDMENTS. Limited Partners may vote in favor of or against or abstain from voting with respect to each amendment contained in the proposed sets of Alternative Amendments. However, the adoption of any amendment contained in a set of Alternative Amendment is conditioned upon the adoption of all of the amendments within that set of Alternative Amendments. In order to be adopted, all of the amendments contained in a set of Alternative Amendments must receive in excess of 50% of the votes of Units eligible to vote.


For example, a Limited Partner may vote "FOR" an individual proposal in the First Alternative Amendments and "AGAINST" the remaining proposals. Because the adoption of the entire set of amendments is conditional on each individual proposal receiving more than 50% of the votes of all the Units, it is possible that the Limited Partner's vote against (or abstention from voting on) such remaining proposals could have the effect of a vote against all of the proposals in the First Alternative Amendments if the proposals which the Limited Partner votes against do not receive the required vote for passage.


REQUIRED VOTE. In the event both sets of Alternative Amendments receive in excess of 50% of the votes of Units eligible to vote, the set of Alternative Amendments receiving the most votes in excess of 50% will be adopted.


EQUAL NUMBER OF VOTES CAST. In the event of an equal number of votes being cast sufficient for the adoption of both sets of Alternative Amendments, the General Partner will by a random drawing select the set of Alternative Amendments to be adopted.

NO INDICATION OF VOTE. If a Limited Partner returns a signed proxy card without indicating how such Limited Partner wishes to vote on either the First Alternative Amendments or the Second Alternative Amendments, the vote will be counted as a vote for both sets of Alternative Amendments.


NEITHER ALTERNATIVE AMENDMENTS ADOPTED. If neither the First Alternative Amendments nor the Second Alternative Amendments receives the affirmative vote of a majority in interest of the Units, the General Partner will continue to act as general partner of the Partnership in accordance with the Partnership Agreement.


VOTING BY PROXY. To vote by proxy, a Limited Partner must complete, sign, date, and deliver the Proxy Card to the Information Agent before the Special Meeting. Unless indicated to the contrary on the Proxy Card, the directions given on the Proxy Card will be for all of the Units that such Limited Partner may vote.


REVOCATION OF A PROXY. A Limited Partner may revoke its proxy at any time prior to the proxy holder's voting of the Units to which such proxy applies by: (i) submitting a later dated proxy with a later date to the Information Agent, (ii) attending the Special Meeting and delivering a written notice of revocation of the proxy to the representative of the Information Agent present at the Special Meeting or (iii) delivering a written notice of revocation of the proxy to the Information Agent at its address set forth herein, to be received by the Information Agent on or before November 4, 1997.


APPRAISAL RIGHTS. The Partnership Agreement does not provide for contractual appraisal rights in connection with either set of the Alternative Amendments. Therefore, in the event one of the sets of Alternative Amendments is adopted, Limited Partners who oppose such set of Alternative Amendments will not have the right to dissent and demand payment in cash for the fair value of their Units.

QUESTIONS. If you have any questions concerning the Alternative Amendments please call the General Partner at (610) 964-7178.

DELIVERY OF PROXY CARDS. Limited Partners should deliver their Proxy Cards to the Information Agent at the address set forth below:

D.F. KING & CO., INC.
77 WATER STREET
NEW YORK, NEW YORK 10005
TELEPHONE NO. (800) 829-6551
FACSIMILE NO. (212) 809-8839

                                  RISK FACTORS
Each set of Alternative Amendments as well as the failure to adopt either set of Alternative Amendments presents risks for the Partnership. The following outlines the principal risks inherent in the adoption of either set of Alternative Amendments as well as risks remaining if neither set of Alternative Amendments is adopted.


FIRST ALTERNATIVE AMENDMENTS

The following risk factors should be considered in connection with the First Alternative Amendments:


     -   RISK OF DECREASE IN VALUE OF PROPERTIES IF PARTNERSHIP TERM EXTENDED
              If the expiration date of the Partnership Agreement is extended to December 31, 2001, there can be no assurance that eventual sale or sales of the Properties will be for higher sales prices than could be achieved by the General Partner prior to the expiration of the current term on December 31, 1999 or in the course of the subsequent dissolution and liquidation of the Partnership assets pursuant to the Partnership Agreement. The values of the Properties have fluctuated over the term of the Partnership and may continue to do so (See "THE PROPERTIES - Appraisals" below). Based on 1996 appraisals, the estimated value of the Properties has declined to below their aggregate Acquisition Cost, and it is possible that the value of the Properties may decline further over the additional two years proposed for the new Partnership term resulting in a lower return to the Limited Partners.


     -   NO ASSURANCE OF IMPROVED RETURN
              There is no assurance that the New General Partner, or any alternative general partner, will be able to realize a better return on the Properties than the General Partner could achieve within the current term of the Partnership Agreement or in a liquidation of the Partnership assets thereafter. Return on the Properties may be negatively influenced by additional costs and expenses which may be incurred in improving the Properties for marketing purposes (See "FIRST ALTERNATIVE AMENDMENTS - Substitution of New General Partner" below), the approval of additional fees provided for in the First Alternative Amendments and the possibility that the value of the Properties may decline further over the new Partnership term (See "RISK FACTORS - Risk of Decrease in Properties Value if Partnership Term Extended" above).

     - POSSIBLE SALES OF PROPERTIES AT LOW PRICE WITHOUT CONSENT OF LIMITED PARTNERS IF CONSENT REQUIREMENTS MODIFIED

              By adding a definition of "all or substantially all the assets of the Partnership", to mean 60% of the real property acreage held by the Partnership as of September 22, 1997, the New General Partner will have no restrictions on the sales price that it may obtain for parcels of the Property amounting to less than 60% of the acreage held by the Partnership as of September 22, 1997 other than general limitations imposed by its overall fiduciary duty with respect to the Partnership and its assets. The amendment to this provision could not only result in a combination of sales of parcels of the Properties which would fail to return to the Limited Partners the Unpaid Cumulative Return plus their Adjusted Capital Contributions, but also such sales could potentially be below their most recent appraised values discussed below under the heading "THE PROPERTIES - Appraisals". In addition, even if a sale constituted 60% or more of the assets of the Partnership, Limited Partners' consent would only be required if such sale were below the Acquisition Cost of such assets rather than below an amount which would return to the Limited Partners the Unpaid Cumulative Return plus their Adjusted Capital Contributions.

     -   POSSIBLE DEATH OR DISABILITY OF PRINCIPAL MEMBER OF NEW GENERAL PARTNER


              Mr. Sorenson, the individual managing member of the New General Partner, is expected to play a key role in the marketing and sale of the Properties, assisted by the principal officers and key employees of SVC. Mr. Sorenson is 71 years old. The operating agreement of the New General Partner provides that in the event of the death or disability of Mr. Sorenson, SVC will become the managing member of the New General Partner. In such event, the Limited Partners, if they did not elect to replace the New General Partner, would have to rely on the officers and key employees of SVC, who individually are not as experienced as Mr. Sorenson, to manage the Partnership. (See "FIRST ALTERNATIVE AMENDMENTS
         - Substitution of New General Partner" below.)


     -   MINIMAL CAPITALIZATION OF NEW GENERAL PARTNER
              The New General Partner will have minimal capitalization, and there is no assurance that, in the event claims are brought against the New General Partner, the New General Partner would have sufficient assets to satisfy any such claims. (See "FIRST ALTERNATIVE AMENDMENTS - Substitution of New General Partner" below).

     -   NEW GENERAL PARTNER'S LACK OF EXPERIENCE IN PUBLIC REAL ESTATE
         PARTNERSHIPS
              The New General Partner has not previously engaged in business. Although the personnel who will comprise the management of the New General Partner have considerable experience in real estate matters, including private limited partnerships, none has had any experience in acting as the General Partner of a public real estate limited partnership.
         The New General Partner has represented to the General Partner that it will seek competent counsel to advise it on its obligations as the general partner of a public limited partnership to minimize the risks related to its inexperience in this field.

         LIMITED CASH RESERVES

         The Partnership's cash reserves are currently projected to be sufficient only through December 31, 2000, a year before the expiration of the proposed new term of the Partnership. If unforeseen expenses are incurred or the Partnership goes forward with construction to bring sewer to the Fulton County Property at a cost greater than is covered by the funds currently set aside therefor, (See "HISTORY OF THE PARTNERSHIP -- General Partner's Right to Sell Properties; Reserves" below at p.43 and "FIRST ALTERNATIVE AMENDMENTS -- Substitution of New General Partner" below at p.63) the reserves may be depleted at an earlier date. Unless sales of Properties occur prior to such date and portions of the proceeds of such sales are reserved, the Partnership may have to dispose of part or all of one or more of the Properties or incur indebtedness upon unfavorable terms.

         NEW GENERAL PARTNER NOT REQUIRED TO DEVOTE FULL TIME TO PARTNERSHIP

         The officers and employees of SMG are active in various business activities other than SMG, and if SMG becomes the New General Partner these outside activities would continue. Although the Partnership Agreement allows the general partner and its officers, directors and employees to have outside business activities, these other activities will require the officers, directors and employees of SMG to spend the time on those projects which might otherwise be spent on management of the Partnership. If the SMG as New General Partner were not able to devote adequate time to the Partnership, opportunities for selling the Properties could be missed, and the amount realized from the sale of the Properties could be negatively affected. SMG currently anticipates that, despite their other duties, its management will be able to devote all the time required to carry out the duties of general partner of the Partnership and that the risks associated with management's limited time availability are low.


         RISK IN PLANS OF NEW GENERAL PARTNER


         Although the New General Partner does not presently anticipate incurring any material extraordinary costs or expenses chargeable to the Partnership in its plan to market the Properties, it is possible that a contract for sale of part or all of one or more of the Properties could require the Partnership's construction of infrastructure or other improvements. The Partnership would bear the cost of such improvements. No such contracts are currently contemplated.


SECOND ALTERNATIVE AMENDMENTS

The following risk factors should be considered in connection with the Second Alternative Amendments.


     -   RISK OF DECREASE IN VALUE OF PROPERTIES IF PARTNERSHIP TERM EXTENDED
              If the expiration date of the Partnership Agreement is extended to December 31, 2001, there can be no assurance that eventual sale or sales of the Properties will be for a higher sales price than could be achieved by the General Partner prior to the expiration of the current term on December 31, 1999 or in the course of the subsequent dissolution and liquidation of the Partnership assets pursuant to the Partnership Agreement. The values of the Properties have fluctuated over the term of the Partnership and may continue to do so (See "THE PROPERTIES - Appraisals" below). Based on 1996 appraisals, the estimated value of the Properties has declined to below their original aggregate Acquisition Cost, and it is possible that the value of the Properties may decline further over the additional two years proposed for the new Partnership term resulting in a lower return to the Limited Partners.



     -   NO ASSURANCE OF IMPROVED RETURN
              There is no assurance that the General Partner, or any alternative General Partner, will be able to realize a better return on the Properties than the General Partner would be able to achieve within the current term of the Partnership Agreement or in a liquidation of the Partnership assets thereafter. Return on the Properties may be negatively influenced by additional costs and expenses which may be incurred in improving the Properties for marketing purposes (See "THE GENERAL PARTNER - Current Management" below), the approval of additional fees provided for in the Second Alternative Amendments and the possibility that the value of the Properties may decline further over the new Partnership term (See "RISK FACTORS - Risk of Decrease in Value of Properties if Partnership Term Extended" above).


     -   LIMITED CAPITALIZATION OF GENERAL PARTNER
              The General Partner has limited capitalization. Although the General Partner presently intends to maintain its current capitalization, it has the right to reduce such capitalization. There is no assurance that, whether or not the General Partner retains its current capitalization, in the event claims are brought against the General Partner, the General Partner would have sufficient assets to satisfy such claims. (See "THE GENERAL PARTNER - Background" below).

     - POSSIBLE SALES OF PROPERTIES AT LOW PRICE WITHOUT CONSENT OF LIMITED PARTNERS IF CONSENT REQUIREMENTS ELIMINATED

              By eliminating the requirement in the Partnership Agreement that, under certain circumstances, a majority in interest of the Limited Partners consent to a sale of all or substantially all of the Partnership's assets, the General Partner will have no restrictions on the sales price that it may obtain for all or a portion of the Properties other than general limitations imposed by its overall fiduciary duty to the Partnership and its assets. The elimination of this provision could not only result in a sale or sales which would fail to return to the Limited Partners the Unpaid Cumulative Return plus their Adjusted Capital Contributions but also could result in the sale of the Properties, or parcels thereof, at below their most recent appraised value discussed below under the heading "THE PROPERTIES - Appraisals".

     -   RISK IN REHABILITATION OF ULTIMATE PARENT OF GENERAL PARTNER

              The ultimate parent company of the General Partner, Fidelity Mutual, is in a state directed Rehabilitation. It is possible that, pursuant to the proposed Rehabilitation plan, a non-affiliated investor would, through its indirect control of the General Partner, reduce or reorganize management of the General Partner. As a result, the General Partner's management might not have the same level of experience or familiarity with the Properties or be able to dedicate the same amount of time to managing the Properties as the current management. (See "THE GENERAL PARTNER - Background" below)



     -   LIMITED CASH RESERVES



              The Partnership's cash reserves are currently projected to be sufficient only through December 31, 2000, a year before the expiration of the proposed new term of the Partnership. If unforeseen expenses are incurred or the Partnership goes forward with construction to bring sewer to the Fulton County Property at a cost greater than is covered by the funds currently set aside therefor, (See "HISTORY OF THE PARTNERSHIP -- General Partner's Right to Sell Properties; Reserves" below at p 43) the reserves may be depleted at an earlier date. Unless sales of some or all of one or more of the Properties occur prior to such date and portions of the proceeds of such sales are reserved, the Partnership may have to dispose of part or all of one or more of the Properties or incur indebtedness upon unfavorable terms.



     -   RISK IN MS. DEBORAH DILLON NOT ACTING AS CONSULTANT.



                  Ms. Deborah Dillon, who had been involved with acquisition and marketing of the Properties from the inception of the Partnership through 1996 is no longer providing consulting services for the General Partner. The management of the General Partner intends to minimize this risk by securing the services of other land experts in the vicinity of the Properties where it considers such services necessary. (See "THE GENERAL PARTNER - Current Management and Plans of Current Management if Second Alternative Amendments Adopted" below) (See also "THE GENERAL PARTNER - Former Management/Consulting Relationship" and "THE ALTERNATIVE AMENDMENTS - FIRST ALTERNATIVE AMENDMENTS - Substitution of New General Partner" below).



     -   GENERAL PARTNER NOT REQUIRED TO DEVOTE FULL TIME TO PARTNERSHIP



               Under the Partnership Agreement, the general partner is required to devote to the Partnership such time as may be necessary for the proper performance of its duties, but the officers, directors and employees of the general partner are not required to devote their full time to management of the Partnership. The officers of the General Partner manage properties owned by other partnerships in which Southeast Acquisitions, Inc. also acts as general partner, perform duties for the General Partner's ultimate parent, Fidelity Mutual, and engage in other business activities. Time spent by officers of the General Partner managing other partnerships, working for Fidelity Mutual or engaging in other business activities will not be available for the management of the Partnership. If the General Partner were not able to devote adequate time to the Partnership, opportunities for selling the Properties could be missed, and the amount realized from the sale of the Properties could be negatively affected. The General Partner currently anticipates that, despite their other duties, its management will be able to devote all the time required to carry out the duties of general partner of the Partnership and that the risks associated with management's limited time availability are low. (But See "RISK FACTORS - SECOND ALTERNATIVE AMENDMENTS - Risk in Rehabilitation of Ultimate Parent of General Partner" above).



         RISK IN PLANS OF GENERAL PARTNER



              Although the General Partner does not presently anticipate incurring any material extraordinary costs or expenses chargeable to the Partnership in its plan to market the Properties, it is possible that a contract for sale of part or all of one or more of the Properties could require the Partnership's construction of infrastructure or other improvements. The Partnership would bear the cost of such improvements. No such contracts are currently contemplated.



         NEITHER SET OF ALTERNATIVE AMENDMENTS ADOPTED

              The following risk factors should be considered if neither set of Alternative Amendments is adopted.

         RISK OF LIQUIDATION OF PROPERTIES AT LOW PRICE

              If neither set of Alternative Amendments is adopted, and the Properties are not sold prior to the expiration of the Partnership term on December 31, 1999, the General Partner will liquidate the assets of the Partnership in accordance with the Partnership Agreement following the expiration of the Partnership term. Based on the current estimated value of the Properties (see "THE PROPERTIES - Appraisals" below) it is possible that the Properties will have to be liquidated below the Properties' Acquisition Cost.


     -   RISK IN REHABILITATION OF ULTIMATE PARENT OF GENERAL PARTNER

              The ultimate parent company of the General Partner, Fidelity Mutual, is in a state directed Rehabilitation. It is possible that, pursuant to the proposed Rehabilitation plan, a non-affiliated investor would, through its indirect control of the General Partner, reduce or reorganize management of the General Partner. As a result, the General Partner's management might not have the same level of experience or familiarity with the Properties or be able to dedicate the same amount of time to managing the Properties as the current management. (See "THE GENERAL PARTNER - Background" below).



     -   LIMITED CASH RESERVES



              The Partnership's cash reserves are currently projected to be sufficient only through December 31, 2000, a year before the expiration of the proposed new term of the Partnership. If unforeseen expenses are incurred or the Partnership goes forward with construction to bring sewer to the Fulton County Property at a cost greater than is covered by the funds currently set aside therefor, (See "HISTORY OF THE PARTNERSHIP -- General Partner's Right to Sell Properties; Reserves" below at p 43) the reserves may be depleted at an earlier date. Unless sales of some or all of one or more of the Properties occur prior to such date and portions of the proceeds of such sales are reserved, the Partnership may have to dispose of part or all of one or more of the Properties or incur indebtedness upon unfavorable terms.



     -   RISK IN MS. DEBORAH DILLON NOT ACTING AS CONSULTANT.



              Ms. Deborah Dillon, who had been involved with acquisition and marketing of the Properties from the inception of the Partnership through 1996 is no longer providing consulting services for the General Partner. The management of the General Partner intends to minimize this risk by securing the services of other land experts in the vicinity of the Properties where it considers such services necessary. (See "THE GENERAL PARTNER - Current Management and Plans of Current Management if Second Alternative Amendments Adopted" below) (See also "THE GENERAL PARTNER - Former Management/Consulting Relationship" and "THE ALTERNATIVE AMENDMENTS - FIRST ALTERNATIVE AMENDMENTS - Substitution of New General Partner" below).



     -   GENERAL PARTNER NOT REQUIRED TO DEVOTE FULL TIME TO PARTNERSHIP



               Under the Partnership Agreement, the general partner is required to devote to the Partnership such time as may be necessary for the proper performance of its duties, but the officers, directors and employees of the general partner are not required to devote their full time to management of the Partnership. The officers and directors of the General Partner manage properties owned by other partnerships in which Southeast Acquisitions, Inc. also acts as general partner, perform duties for the General Partner's ultimate parent, Fidelity Mutual, and engage in other business activities. Time spent by officers of the General Partner managing other partnerships, working for Fidelity Mutual or engaging in other business activities will not be available for the management of the Partnership. If the General Partner were not able to devote adequate time to the Partnership, opportunities for selling the Properties could be missed, and the amount realized from the sale of the Properties could be negatively affected. The General Partner currently anticipates that, despite their other duties, its management will be able to devote all the time required to carry out the duties of general partner of the Partnership and that the risks associated with management's limited time availability are low. (But See "RISK FACTORS - SECOND ALTERNATIVE AMENDMENTS - Risk in Rehabilitation of Ultimate Parent of General Partner" above).



         RISK IN PLANS OF GENERAL PARTNER



              Although the General Partner does not presently anticipate incurring any material extraordinary costs or expenses chargeable to the Partnership in its plan to market the Properties, it is possible that a contract for sale of part or all of one or more of the Properties could require the Partnership's construction of infrastructure or other improvements. The Partnership would bear the cost of such improvements. No such contracts are currently contemplated.



                              CONFLICTS OF INTEREST

Each set of the Alternative Amendments presents certain conflicts of interest for the New General Partner and General Partner. The following describes the conflicts of interest inherent in each set of Alternative Amendments.

FIRST ALTERNATIVE AMENDMENTS

-   TIMING OF SALE TO OBTAIN COMMISSION

          The New General Partner will be able to receive the maximum 10% commission to be paid in respect to a sale of all or a portion of the Properties and will also be able to be the exclusive agent for the sale of the Properties. It is possible that the New General Partner would be confronted with a conflict of interest in a desire to realize a commission upon an immediate sale of one or more of the Properties rather than holding them for a more extended period if it were in the best interests of the Partnership.

     -   TIMING OF SALE TO OBTAIN DISTRIBUTION
              The New General Partner might wish to delay an immediate sale of one or more of the Properties which might be in the Partnership's best interests if the sales proceeds at the time would not be sufficient to result in any distribution to the New General Partner under the Partnership Agreement.

     -   BROKER PARTICIPATION
              The New General Partner's exclusive agency and participation in future commissions upon sale of the Properties could also have an adverse effect on the New General Partner's willingness to retain local brokers and upon the local brokerage community's willingness to participate in the sale of the Properties.


No specific procedures are currently in place to address these potential conflicts. However, in resolving any of the above-mentioned conflicts, if they arose, the New General Partner would need to be guided by its general fiduciary responsibility to the Partnership and the Limited Partners to protect the assets of the Partnership.


SECOND ALTERNATIVE AMENDMENTS

     -   TIMING OF SALE TO OBTAIN COMMISSION
              The General Partner will be able to receive the maximum 10% commission to be paid in respect to a sale of all or a portion of the Properties and will also be able to be the exclusive agent for the sale of the Properties. It is possible that the General Partner would be confronted with a conflict of interest in a desire to realize a commission upon an immediate sale of some or all of the Properties rather than holding them for a more extended period if it were in the best interests of the Partnership.

     -   TIMING OF SALE TO OBTAIN DISTRIBUTION
              The General Partner might wish to delay an immediate sale of one or more of the Properties if the sales proceeds at the time would not be sufficient to result in any distribution to the General Partner.

     -   BROKER PARTICIPATION
              The General Partner's exclusive agency and participation in future commissions upon sale of the Properties could also have an adverse effect on the General Partner's willingness to retain local brokers and upon the local brokerage community's willingness to participate in the sale of the Properties.


No specific procedures are currently in place to address these potential conflicts. However, in resolving any of the above-mentioned conflicts, if they arose, the General Partner would need to be guided by its general fiduciary responsibility to the Partnership and the Limited Partners to protect the assets of the Partnership.

NEITHER SET OF ALTERNATIVE AMENDMENTS ADOPTED

         TIMING OF SALE TO OBTAIN COMMISSION

              Although under the current terms of the Partnership Agreement, the General Partner is only able to obtain up to 50% of the competitive real estate commission up to 3% of the contract for a property, it is possible that the General Partner would be confronted with a conflict of interest in a desire to realize a commission upon an immediate sale
         of the Properties rather than holding it for a more extended    period
         if it were in the best interests of the Partnership.

         TIMING OF SALE TO OBTAIN DISTRIBUTION
              The General Partner might wish to delay an immediate sale of the Property if the sales proceeds at the time would not be sufficient to result in any distribution to the General Partner.

No specific procedures are currently in place to address these potential conflicts. However, in resolving any of the above-mentioned conflicts, if they arose, the General Partner would need to be guided by its general fiduciary responsibility to the Partnership and the Limited Partners to protect the assets of the Partnership.

                           HISTORY OF THE PARTNERSHIP

     The Partnership was formed on November 4, 1988, as a Delaware limited partnership, and it terminates upon disposition of all its property or the occurrence of certain other events specified in the Partnership Agreement. The term of the Partnership expires on December 31, 1999, at which time, if the Partnership is still in existence, it will be dissolved unless the term is extended.

PUBLIC OFFERING

     The Partnership's public offering of 12,400 units of limited partnership interest (the "Units") commenced on May 2, 1989 and terminated on August 29, 1989. The offering raised $12,373,480 for the Partnership through the sale of 12,400 Units before payment of the expenses of the offering. An affiliate of the General Partner acquired 313 Units for a purchase price of $286,557 or $915 per Unit, representing the $1,000 per Unit offering price minus fees which would have been paid to other affiliates of the General Partner.

PURCHASE OF PROPERTIES

     Five properties were acquired by the Partnership (individually a "Property" and collectively the "Properties") as follows:

                  (i) +/- 265 acres in Henry County, Georgia which was acquired by the Partnership on June 30, 1989 for $1,234,474.

                  (ii) +/- 211 acres in South Fulton County, Georgia which was acquired by the Partnership on June 1, 1989 for $4,939,177.

                  (iii) +/- 48 acres in Fort Myers, Florida which was acquired by the Partnership on August 25, 1989 for $1,888,352.

                  (iv) +/- 51 acres in Columbia, South Carolina which was acquired by the Partnership on September 15, 1989 for $1,347,787.

                  (v) +/- 24 acres in Nashville, Tennessee which was acquired by the Partnership on June 30, 1989 for $915,827. This Property was sold in its entirety on July 28, 1995 for $1,440,000.

DISTRIBUTIONS/CUMULATIVE ANNUAL RETURN

     As of the date of this Proxy Statement, the Unit holders have received a cumulative aggregate distribution of $125 per Unit. The only distribution was made in August, 1995.

The following table compares the Adjusted Capital Contributions with the original investment objective of achieving a Cumulative Annual Return of 10% per annum.

Southeast Acquisitions III, L.P.
Adjusted Capital Contributions/Cumulative Annual Return

                                        1989           1990           1991
                                        ----           ----           ----
Beg. Adjusted Capital
  Contributions                      $12,373,480    $12,373,480    $12,373,480
Distributions Applied to Capital              --             --             --
                                     -----------    -----------    -----------
Ending Adjusted Capital
  Contributions                      $12,373,480    $12,373,480    $12,373,480


Beg. Cumulative Preferred Return     $        --    $   617,325    $ 1,854,673
Annual Return (10%)                  $   617,325    $ 1,237,348    $ 1,237,348
Distributions Against
  Cumulative Return                  $        --    $        --    $        --
                                     -----------    -----------    -----------
End Cumulative Annual Return         $   617,325    $ 1,854,673    $ 3,092,021

Total Capital & Cumulative Return    $12,990,805    $14,228,153    $15,465,501

                                        1992           1993           1994
                                        ----           ----           ----

Beg. Adjusted Capital
  Contributions                      $12,373,480    $12,373,480    $12,373,480
Distributions Applied to Capital              --             --             --
                                     -----------    -----------    -----------

Ending Adjusted Capital
  Contributions                      $12,373,480    $12,373,480    $12,373,480

Beg. Cumulative Preferred Return     $ 3,092,021    $ 4,329,369    $ 5,566,717
Annual Return (10%)                  $ 1,237,348    $ 1,237,348    $ 1,237,348
Distributions Against
  Cumulative Return                  $        --    $        --    $        --
                                     -----------    -----------    -----------
End Cumulative Annual Return         $ 4,329,369    $ 5,566,717    $ 6,804,065

Total Capital & Cumulative Return    $16,702,849    $17,940,197    $19,177,545

                                       9/30/95         1995             1996
                                                       ----             ----

Beg. Capital
  Contributions                      $12,373,480    $ 12,373,480     $10,823,477
Distributions Applied to Capital              --      (1,550,003)             --
                                     -----------    ------------     -----------

Ending Adjusted Capital
  Contributions                      $12,373,480    $ 10,823,477     $10,823,477

Beg. Cumulative Preferred Return     $ 6,804,065    $  7,732,076     $ 8,002,663
Annual Return (10%)                  $   928,011    $    270,587     $ 1,082,348
Distributions Against
 Cumulative Return                   $        --    $         --     $        --
                                     -----------    ------------     -----------
End Cumulative Annual Return         $ 7,732,076    $  8,002,663     $ 9,085,011

Total Capital & Cumulative Return    $20,105,556    $ 18,826,140     $19,908,488



                                                 Unaudited
                                                 ---------
                                                  6/30/97

Beg. Capital
  Contributions                                $  10,823,477
Distributions Applied to Capital                          --
                                               -------------

Ending Adjusted Capital
  Contributions                                $  10,823,477

Beg. Cumulative Preferred Return               $   9,085,011
Annual Return (10%)                            $     536,726
Distributions Against
 Cumulative Return                             $          --
                                               -------------
End Cumulative Annual Return                   $   9,621,737

Total Capital & Cumulative Return              $  20,445,214

INVESTMENT OBJECTIVES; MARKETING

     The Partnership's primary business objective has been and continues to be to try to realize appreciation in the value of the Properties by holding the Properties for investment and sale, although there has never been any assurance that this will be attained.

     The Partnership has been marketing certain of the Properties, where appropriate in light of market conditions, for a number of years.






     The Henry County, GA Property has been marketed primarily by the General Partner's personnel resulting in a few small acreage sales and the entire Property being placed under contract three (3) times since the Summer of 1994. The entire Property was most recently placed under contract in early 1997. However, the prospective purchaser terminated the contract during its due diligence period because it was unable to reach an agreement with Norfolk Southern Railroad for the design of a railroad spur which the prospective purchaser wished to include in its planned use of the Property.






     The Fort Myers, FL Property was marketed for a six (6) month period from July, 1990 until December, 1990 by Robert S. Barber, Inc., a Fort Myers realtor. The Property was not re-listed immediately thereafter due to a deteriorating real estate market. Over the past three (3) years there have been discussions with residential developers to either joint venture the Property's development or option the land for a takedown over a number of years.



     The Columbia, SC property has not been marketed to date due to weak market conditions, although two small sales have been consummated. The South Carolina Department of Transportation is currently in the planning stages of constructing a new road adjacent to the Partnership's Property. The General Partner has elected to not actively market this Property until the South Carolina Department of Transportation finalizes its plans. The new road may have a positive effect on the value of the remaining land and potentially create a demand for this property as a retail location.






     The Fulton County, GA property has been held off the market due to real estate market conditions along the South Fulton Parkway. At present there is lack of demand for the Property as zoned.


     The General Partner may sell each Property in a single sale or divide them into parcels which would be sold separately. The timing and manner of sale has been and remains within the discretion of the General Partner.

GENERAL PARTNER'S RIGHT TO SELL PROPERTIES; RESERVES

     The General Partner has broad powers to manage the business and affairs of the Partnership and to sell the Properties consistent with its fiduciary duty under the Partnership Agreement. However, the General Partner may not sell all or substantially all of the Properties in a single sale without the consent of a majority in interest of the Limited Partners unless in connection with a liquidation of the Partnership or in the event that the net proceeds of the sale will be sufficient to return to the Limited Partners the Adjusted Capital Contributions plus their Unpaid Cumulative Return.

     In the General Partner's opinion, the Partnership's reserves will be sufficient for an additional three years from December 31, 1997. The basis used by the General Partner for calculating the sufficiency of the cash reserves is the Partnership's current reserves divided by the amount of the Partnership's historical expenses, adjusted for permanent differences, with an allowance for possible unexpected expenditures.


     However, if additional expenses are incurred or if the Partnership goes forward with construction to bring sewer to the Fulton County Property at a cost greater than the funds already set aside therefor, the reserves may be inadequate to cover the Partnership's operating expenses. If the reserves are exhausted, the Partnership may have to dispose of some of the Properties or incur indebtedness on unfavorable terms.


RIGHTS OF LIMITED PARTNERS ON DISSOLUTION

     On dissolution of the Partnership, the General Partner is required to liquidate the assets of the Partnership and apply and distribute the proceeds thereof: (i) to the payment of all debts and liabilities of the Partnership in accordance with their terms; (ii) to the establishment, for such period as the General Partner deems reasonably necessary, of such reserves as the General Partner deems reasonably necessary to provide for contingent and unforeseen liabilities or obligations of the Partnership; and (iii) to the Partners in accordance with the Partnership Agreement's priority of distribution provisions.

     In a liquidation, the General Partner may sell the Properties at the best available prices without consent of the Limited Partners even if the net proceeds of the sale will not be sufficient to return the Limited Partners' the Adjusted Capital Contributions plus their Unpaid Cumulative Return. However, if the General Partner determines that an immediate sale of part or all of the Partnership assets would cause undue loss to the Partners, the General Partner, in order to avoid such loss, may, to the extent not then prohibited by applicable law, defer liquidation of and withhold from distribution for a reasonable time any assets of the Partnership except those necessary to satisfy the Partnership's debts and obligations.


                               THE GENERAL PARTNER

BACKGROUND

The General Partner is an indirect wholly owned subsidiary of The Fidelity Mutual Life Insurance Company, in Rehabilitation ("Fidelity Mutual"). A number of the officers and directors of the General Partner are employees of or consultants to Fidelity Mutual.

The following organizational chart shows the relationship between Fidelity Mutual and the General Partner.


                   ------------------------------------------
                       The Fidelity Mutual Life Insurance
                                     Company
                               (In Rehabilitation)
                   ------------------------------------------

                                   owns 100%

                         -----------------------------
                              FML Holding Company,
                                      Inc.
                         -----------------------------

                                   owns 100%

                         -----------------------------
                                    Fidelity
                               Enterprises, Inc.
                         -----------------------------

                                   owns 100%

                   ------------------------------------------
                          Southeast Acquisitions, Inc.
                   (General Partner of Southeast Acquisitions
                                    III,.L.P.)
                   ------------------------------------------

On November 6, 1992, Fidelity Mutual's Board of Directors entered into a voluntary agreement with the Commonwealth of Pennsylvania's Department of Insurance to place Fidelity Mutual into a state directed Rehabilitation (the "Rehabilitation"). The General Partner was immediately advised of the Rehabilitation. The Rehabilitation is still in progress. The Partnership is a separate entity from Fidelity Mutual, with all of its reserve funds and assets held in completely segregated accounts. Management of the General Partner has been kept advised of the status of the Rehabilitation and the potential consequences that might result from Rehabilitation plans submitted to the court with jurisdiction over the Rehabilitation.



Fidelity Mutual anticipates that it will file a revised Rehabilitation plan (the "Plan") within the next few months and that the Plan will affect all Fidelity Mutual's assets, including its ownership of the General Partner. Although the capital stock of the General Partner will be subject to the Plan, none of the assets of the Partnership will be subject to the Plan.

Under the Plan, all Fidelity Mutual's assets are to be transferred to a stock life insurance company Fidelity Mutual currently owns. The Plan envisions that this company will be 100% owned by another Fidelity Mutual subsidiary. This subsidiary will sell in excess of 50% of its common stock to a non-affiliated investor, with the balance of the ownership interest in the company remaining with the policy holders of Fidelity Mutual. Following the sale of stock, the investor will have management control over such company. The General Partner will be an indirect wholly owned subsidiary of the company controlled by the new investor.

Although it is the present intention of Fidelity Mutual to continue the current staffing levels of the General Partner, it is possible that, if the Plan is approved and the sale to a new investor described above is consummated, such new investor, who would indirectly control the General Partner, might reduce or reorganize the management of the General Partner during the new Partnership term proposed under the Second Alternative Amendments.

The following is an unaudited balance sheet of the General Partner:


                          SOUTHEAST ACQUISITIONS, INC.
                                    UNAUDITED
                                  BALANCE SHEET
                                  JUNE 30, 1997




         ASSETS

                  Cash                                                 $       791
                  Mortgage Receivable                                  $   560,873
                  Investment in Southeast Acquisitions I, II & III               0
                                                                       -----------
                                                                       $   516,664
                                                                       ===========

         SHAREHOLDER'S INVESTMENT

                  Common Stock (Par value $1
                    authorized 1,000 shares, issued
                    and outstanding 100 shares)                        $       100
                  Paid-In Capital                                      $ 1,556,955
                  Accumulated Deficit                                  $  (995,391)
                                                                       -----------
                                                                       $   516,664
                                                                       ===========


DIRECTORS AND OFFICERS

The directors and officers of the General Partner are:

Arthur W. Mullin. Age 51. Mr. Mullin was elected a Director of the General Partner in 1993. Mr. Mullin has also served as the President and Treasurer of the General Partner since 1993. Mr. Mullin, originally retained as a consultant to Fidelity Mutual in 1993, was appointed Senior Vice President and Director of Real Estate for Fidelity Mutual the same year and served in that capacity until 1995. Mr. Mullin resumed his consulting relationship with Fidelity Mutual in 1995. Mr. Mullin received a B.S. in Political Science and M.S. in Education from St. Joseph's University. Information concerning Mr. Mullin's background in real estate is contained under the heading "THE GENERAL PARTNER - Current Management" below.

James W. Kelican, Jr., Age 49. Mr. Kelican was elected a Director of the General Partner in 1994. He has also served as a Vice President of the General Partner since 1994. Mr. Kelican has held the position of Senior Vice President, Real Estate for Fidelity Mutual since 1993. Mr. Kelican is a graduate of Drexel University and holds the Certified Property Manager (CPM(R)) designation from the Institute of Real Estate Management of the National Association of Realtors. Information concerning Mr. Kelican's background in real estate is contained under the heading "THE GENERAL PARTNER - Current Management" below.

William S. Taylor, Age 51. Mr. Taylor was a Director of the General Partner from 1993 to 1994. Mr. Taylor was reelected a Director of the General Partner in 1995. Mr. Taylor was also elected Vice President of the General Partner in 1995. Mr. Taylor is the Deputy Insurance Commissioner for Liquidations, Rehabilitations and Special Funds for the Commonwealth of Pennsylvania and has had an oversight role in the Rehabilitation of Fidelity Mutual. Mr. Taylor has a B.A. in Economics from Elizabethtown College and an M.A. in Governmental Administration from the University of Pennsylvania.


Margaret M. Tamasitis, Age 51. Ms. Tamasitis has been the Assistant Secretary of the General Partner since 1988. Ms. Tamasitis is also a Second Vice President of Fidelity Mutual in the Controller's office. Ms. Tamasitis received her B.S. in Accounting from Temple University.

Robert Bixler, Age 54. Mr. Bixler has been the Secretary of the General Partner since 1988. He also served as General Counsel to the General Partner from 1994 to 1996. He is also Vice President and Associate Counsel of Fidelity Mutual. Mr. Bixler received his A.B. degree in Economics from Temple University and his J.D. degree from Temple University Law School.


FORMER MANAGEMENT/CONSULTING RELATIONSHIP

Ms. Deborah J. Dillon had been involved with the General Partner from the Partnership's inception until the end of 1996, first as Vice President, then as President from 1988 to 1993 and finally as a consultant from 1993 through 1996. Ms. Dillon was also a director of the General Partner from 1988 to 1993. As an officer of the General Partner at the time of the acquisition of the Property by the Partnership, Ms. Dillon was instrumental in the Partnership's purchase of the Property.


Following her resignation as President in 1993, which coincided with her resignation as an officer of Fidelity Mutual shortly after the commencement of the Rehabilitation, and was prompted by a desire to return to Atlanta, Georgia, Ms. Dillon acted as the General Partner's Director of Operations under a performance-based consulting agreement with the General Partner (the "Consulting Agreement") until the end of 1996. Under the Consulting Agreement Ms. Dillon was paid a nominal consulting fee and was granted certain rights to participate in any potential profits of the General Partner. No compensation was earned by or paid to Ms. Dillon pursuant to the profit sharing provisions of the Consulting Agreement because total proceeds from property sales during the consulting period were not sufficient to generate participation by the General Partner in profits on sales and, therefore, payments to Ms. Dillon.


During her period as a consultant, Ms. Dillon was the principal advisor to the officers and directors of the General Partner with respect to the management and operations of the Partnership and marketing of the Property. The Consulting Agreement expired by its terms on June 30, 1996 and was extended by mutual consent through December 31, 1996. The Consulting Agreement was not renewed further principally because Ms. Dillon informed the General Partner that other business commitments had grown to the point that she did not believe that she could spend the time necessary to adequately advise on managing the Partnership's assets in the future at the level of compensation provided for in the Consulting Agreement and that she had concerns regarding the continuity of the management of the General Partner as a result of the Rehabilitation. Ms. Dillon has agreed to advise the New General Partner if the First Alternative Amendments are adopted. (See "FIRST
ALTERNATIVE AMENDMENTS - New General Partner" below.)


CURRENT MANAGEMENT


The current management of the General Partner, led by Mr. Mullin and Mr. Kelican who are assisted by several other professionals, oversee the management, marketing and disposition of the Property in addition to all other Partnership issues. Together the management team has over 75 years experience in working with all types of real estate, including vacant and developable land. The officers of the General Partner other than Mr. Mullin and Mr. Kelican are not actively involved in the marketing, sale or management of the Properties.



Mr. Mullin was a commercial banker for First Pennsylvania Bank from 1973 to 1981. In this capacity, he was involved with land development as the banker to both a land development subsidiary of a major utility and to a major industrial developer in the Philadelphia suburbs. Both of these companies held widely diverse properties in suburban, rural and agrarian areas.

After holding a position as a commercial banker for Meritor Savings Bank from 1981 to 1985, Mr. Mullin also worked briefly for Merrill Lynch Capital Markets during 1985 and, in that capacity, facilitated a number of evaluations for corporate clients of their commercial real estate holdings.

Mr. Mullin joined Kaiser Steel Corporation ("Kaiser") in 1986 as its Senior Vice President and Chief Financial Officer. In that capacity, he evaluated the development prospects for the thousands of acres that Kaiser owned throughout Southern California and formulated development plans for certain portions of its holdings, while selling off other holdings to either users or developers.

Since 1990, Mr. Mullin has been a principal in KMR Management, Inc., a management consulting firm whose primary focus has been troubled businesses. Assistance to these businesses has been in a variety of areas, including advice on redeployment of real estate assets and strategizing with respect to land held for development.

Since 1993, the most significant client Mr. Mullin has consulted for has been Fidelity Mutual and its numerous real estate subsidiaries, including the General Partner. On a combined basis, Fidelity Mutual, either directly or indirectly through subsidiaries, partnerships or ventures, is involved with thousands of acres of land in various stages of development. Mr. Mullin has personally been involved in major decisions involving these properties, which are located in the Northeast, Southeast and Southwest sections of the United States.

Mr. Kelican began his real estate career in the early seventies with Latimer & Buck, Inc., a Philadelphia commercial real estate mortgage banking firm. He held several positions, including Assistant Controller and Assistant Vice President, with responsibility for real estate asset management. During this period he was involved with a variety of general real estate and land development projects.

From 1980 to 1984, Mr. Kelican worked for Cigna Investments where he was a Senior Real Estate Asset Manager, and, subsequently, the Director of Mortgage Administration. His responsibilities extended to selected markets on a nationwide basis.

In 1984 Mr. Kelican became Senior Vice President of GMAC Realty Advisors, Inc./Mortgage and Realty Trust, where he was responsible for all aspects of the company's real estate asset management until July, 1993.

Mr. Kelican was employed by Fidelity Mutual in July, 1993. He became a Vice President and Director of the General Partner in early 1994. He has been responsible for land and land development assets owned by Fidelity Mutual either directly, or indirectly through subsidiaries, partnerships or ventures in the states of Arizona, Colorado, Connecticut, Florida, Georgia, Pennsylvania, Tennessee and Texas.

Beginning in mid-1995, in anticipation of the expiration date of Ms. Dillon's Consulting Agreement in June of 1996, the management of the General Partner has been considering a range of management alternatives for the Properties. The General Partner has investigated possible local representation, talked with firms who might fill the consulting role performed by Ms. Dillon and interviewed a number of candidates as potential successor General Partners, including Richard W. Sorenson, a member of the proposed New General Partner who had been proposed to the Partnership as a possible successor General Partner by Ms. Dillon. Mr. Sorenson was previously known to management of the General Partner as a result of his involvement in management, leasing, sales and equity participation in other real estate investments with the General Partner or its Affiliates.

During 1996, management of the General Partner commissioned appraisals of the Properties in an ongoing effort to assess its current market value and the best ways to market and sell the Properties. The results of the appraisal are discussed below under the heading "THE PROPERTIES-Appraisals".


Officers of the General Partner most recently inspected the Properties in October, 1996 and February, 1997 and met with local real estate professionals regarding the Property. Meetings were held with Grubb & Ellis, King Industrial Realty, Owen-Faulkner and Associates, The Keenan Company and the Walter Taylor Company.

The officers of the General Partner other than Mr. Mullin and Mr. Kelican are not actively involved in the marketing, sale or management of the Property.

THE FOLLOWING DESCRIPTION OF THE GENERAL PARTNER'S INTENTIONS WITH RESPECT TO MANAGING AND MARKETING THE PROPERTY REPRESENTS ITS CURRENT PLANS WITH RESPECT THERETO. HOWEVER, THERE IS NO ASSURANCE THAT THESE PLANS WILL BE IMPLEMENTED OR THAT, IF IMPLEMENTED, THEY WILL RESULT IN A SALE OR SALES OF THE PROPERTY.



GENERAL PARTNER'S PLANS IF SECOND ALTERNATIVE AMENDMENTS ARE ADOPTED

Henry County, Georgia. The General Partner will continue its plan of marketing the Property in whole and in part. The General Partner has not made a determination to revise its marketing plan and there are no contemplated extraordinary expenses related to this Property.

Fulton County, Georgia: The General Partner expects to continue to hold the Property in anticipation of the improving market conditions. Since inception of the Partnership, approximately $200,000 has been set aside to enable the Partnership to participate in bringing sewer to this Property. In the event a third party, either the local municipality or property owners advances the cause of bringing sewer to the area, the Partnership is prepared to contribute the funds set aside for the sewer towards the cost to run the sewer lines. Prior to committing the Partnership's involvement, the General Partner will analyze the cost and benefit of the Partnership's participation. Other than costs related to the sewer, there are currently no contemplated extraordinary expenses related to this Property.

Fort Myers, Florida: The General Partner will continue to monitor market conditions and communicate with local developers and real estate professionals to discern the most advantageous time to aggressively pursue purchase offers. There are no plans to revise the plans of selling the entire Property in one sale and there are no contemplated marketing extraordinary expenses related to this Property.

Columbia, South Carolina: The General Partner will monitor the progress of the South Carolina Department of Transportation and continue its plan of marketing the Property in whole and in part. The General Partner has not made a determination to revise its marketing plan and there are no contemplated extraordinary expenses related to this Property.

The General Partner does not anticipate incurring any material extraordinary costs or expenses chargeable to the Partnership in its plan to market the Properties. However it is possible that minor costs could be incurred to secure the services of land experts in the vicinity of the Properties to assist in marketing and sales efforts. In addition, a contract for sale of part or all of one or more of the Properties could require the Partnership's construction of infrastructure or other improvements. The Partnership would bear the cost of such improvements. No such contracts are currently contemplated.





GENERAL PARTNER'S PLANS IF NEITHER SET OF ALTERNATIVE AMENDMENTS IS ADOPTED

If neither sets of Alternative Amendments is adopted, the General Partner will implement the marketing plan set forth above as if the Second Alternative Amendments were adopted, and then upon the expiration of the Partnership term on December 31, 1999 commence a liquidation of the Properties, in accordance with the Partnership Agreement.





                                 THE PROPERTIES

PROPERTIES


     The Partnership originally acquired five Properties, one of which has been sold in its entirety. All or portions of four of the remaining Properties originally acquired by the Partnership are still owned by the Partnership (individually a "Property" and collectively the "Properties") as follows:


                  (i) +/- 265 acres in Henry County, Georgia which was acquired by the Partnership on June 30, 1989 for a total purchase price of $1,234,474; +/- 234 acres remain unsold.

                  (ii) +/- 211 acres in South Fulton County, Georgia which was acquired by the Partnership on June 1, 1989 for $4,939,177; +/- 211 acres remain unsold.

                  (iii) +/- 48 acres in Fort Myers, Florida which was acquired by the Partnership on August 25, 1989 for $1,880,352; +/- 48 acres remain unsold.

                  (iv) +/- 51 acres in Columbia, South Carolina which was acquired by the Partnership September 15, 1989 for $1,347,787; +/- 43 acres remain unsold.

1996-1997 SALES


     The Partnership sold approximately 6.0 acres of the Henry County, GA Property in December, 1996 for a gross sale price of $111,000 ($18,500/acre).


     The Partnership sold approximately 7 acres of the Columbia, South Carolina Property in May, 1997 for a gross sale price of $221,960 ($31,000 per acre).

HENRY COUNTY, GEORGIA

BACKGROUND

     The Henry County Property is located in the southeast sector of the metropolitan Atlanta area. The Property consists of the northwest and southwest quadrants of the intersection of Bethlehem Road and US Highway 23, which is in the southern portion of Henry County (+/- 30 miles southeast of the central business district in Atlanta and +/- 25 miles southeast of Hartsfield Atlanta International Airport). The property is bordered to the west by Interstate 75, offering interstate exposure and visibility (the Property has +/- 1,760 feet of frontage). However, the closest access to Interstate 75 is +/- 2.5 miles either to the north or south, in McDonough or Locust Grove.

RECENT DEVELOPMENTS


     The Partnership sold approximately 6.0 acres of this Property in December 1996. The price paid for this parcel was $18,500 per acre. The sale of an additional 4 acres of this Property was discussed but was not consummated. The General Partner was advised that the purchase was contingent on the prospective purchaser selling another property, which did not occur.




     Earlier in 1997, the Partnership once again placed all the remaining land in this Property under agreement. The purchase price agreed upon was $10,000 per acre. Unfortunately, the prospective purchaser was unable to reach an agreement with Norfolk Southern Railroad on the design of a railroad spur line for the northern portion of the property. As a result of this obstacle, the purchaser terminated the sales agreement prior to the expiration of the inspection period.



     A contract for sale of 65 acres of this Property at $8,500 per acre was executed by the Partnership in August, 1997. It is too early to determine whether this sale will close.


REAL ESTATE MARKET CONDITIONS

     The marketing and ultimate value of the Property is affected by the prevailing local market conditions. The following perspective of current market conditions is offered to present basic information about the current expectations and competing properties in the marketplace.

     Based on research conducted by an appraiser, and discussions with local real estate professionals, the General Partner has learned that there are more than 800 net acres available for development in existing industrial parks, served with all utilities and rail, in this subsection of Henry County. There are an additional 825 gross acres in a nearby park without rail service, but currently served by all utilities. Neither of these figures includes the Property held by the Partnership. The predominant use of facilities in the existing Henry County industrial parks is large regional distribution centers or manufacturing facilities. The average building size in the existing parks is 300,000 square feet. As of September, 1996, the General Partner was aware of two proposed speculative buildings to be built in Henry County industrial parks, totaling 730,000 square feet.

     Absorption in two nearby business parks, both close to the I-75 McDonough exchange, has averaged +/- 43 acres per year since 1989 (+/- 307 acres sold during that period). One of the nearby parks has closed sales of +/- 180 acres (at an average price of $42,600 per acre) to either users or developers since opening in 1992. That park has +/- 208 available, rail-served acres remaining. Between the two parks, there are +/- 540 available rail served acres.

     Another park, near the McDonough interchange on the opposite side of I-77 is served by all utilities, but does not have rail access. There are four existing facilities in this park and over 800 gross acres available for development. This developer's preference appears to be constructing speculative buildings or build-to-suit facilities.

     There are several factors preventing the Property from competing directly with the existing business/industrial parks in Henry County. The lack of sewer, distance to the nearest I-75 interchange, and the topography make the Property a less attractive alternative to the existing industrial parks for the larger industrial users.

APPRAISALS & VALUATIONS




     The table below details various valuations of the Henry County Property during the term of the Partnership. The first value is the acquisition cost of the Property, the second and third values are the conclusion of appraisals performed on the Property in 1992 and 1996, and the last value is the current book value of the Property, which reflects sales to date of the Property.


        ACQUISITION (6/89)              APPRAISAL (1992)              APPRAISAL (1996)             BOOK VALUE (12/96)
        ------------------              ----------------              ----------------             ------------------

    $1,234,474 (+/- 265 acres)     $4,537,500 (+/- 245 acres)    $1,700,000 (+/- 238 acres)    $1,171,558 (+/- 234 acres)
            $4,658/acre                   $18,520/acre                   $7,143/acre                   $5,006/acre


     The General Partner had the Henry County Property appraised in 1996 by Urban Realty Advisors, Inc. The 1996 appraiser has no affiliation with the General Partner, the New General Partner or their Affiliates. The Property was appraised in 1992 by Gottschalk & Associates. To the knowledge of current management of the General Partner, there was no affiliation between the 1992 appraiser and the General Partner or its Affiliates or the New General Partner or its Affiliates at the time the 1992 appraisal was performed.


     The difference between the 1996 and 1992 appraisals results from the different assumptions made by the appraisers in their valuations. Urban Realty Advisors, Inc., the 1996 appraiser, concluded that the Property's current highest and best use is residential single family land. The 1992 appraiser assumed that a use for the Property as zoned would materialize.

     The 1992 appraiser used the sales comparison (market) approach to value, which uses sales of comparable land to estimate the value of the Property. The two other most prevalent methods of valuation, cost and income, are inappropriate for application to land. As noted above, the 1992 appraiser assumed that a demand for the Property as zoned would materialize and utilized sales from existing industrial parks to the north of the Property and adjusted the values for the Property's access and location.


     The 1996 appraiser also used the sales comparison (market) approach to value the Property. As discussed above, the 1996 appraiser determined the Property's best use was residential land because of the current market conditions for industrial land in Henry County. The appraiser used a number of market factors to support this conclusion: absorption of the current supply of industrial land; topography of the Partnership's land; and the lack of sanitary sewer (larger industrial users would require sanitary sewer). These factors, and the amount of land available in nearby established parks, in the appraiser's view, prohibit the Property from effectively competing for large industrial users.


     Although there may be a potential market for small industrial sites, the General Partner believes the value of the raw land is not substantially different regardless of the eventual use. The General Partner has met with the 1996 appraiser, reviewed the conclusions of the 1996 appraisal and conducted interviews with real estate marketing and development professionals in the Atlanta market. The current industrial real estate market conditions suggest an extremely protracted development of the Property, if marketed to large industrial users. The General Partner believes that the 1996 appraisal is a reasonable approximation of the Property's value.

FULTON COUNTY, GEORGIA

BACKGROUND

     The Fulton County, Georgia Property is located in the southern part of Fulton County (Fulton County encompasses the downtown Atlanta area and extends beyond the city to the north and south), approximately 16 miles southwest of the central business district, approximately 10 miles west of Hartsfield-Atlanta International Airport. The Property consists of the northeast and southeast quadrants of the intersection of the South Fulton Parkway and Campbellton-Fairburn Road.

RECENT DEVELOPMENTS

     The General Partner received an offer earlier this year from a party interested in acquiring approximately 6 acres located at the corner of South Fulton Parkway and Campbellton-Fairburn Road. The General Partner was informed that the purchaser did not have any immediate plans to develop the Property, but intended to place the Property in its inventory for future use. The General Partner concluded that the sale of a small portion of the Property at a major intersection was not in the best interest of the Partnership at that time. The offer was withdrawn prior to the General Partner communicating its decision not to proceed with the proposed sale.

REAL ESTATE MARKET DEVELOPMENTS


     The marketing and ultimate value of the Property is affected by the prevailing local market conditions. The following perspective of the current market conditions is offered to present basic information about the current expectations and competing properties in the marketplace.



     The Atlanta metropolitan area has experienced strong growth over the past decade. However, the majority of the growth has been to the north of the city. Development has been slow in the vicinity of the Property. There has been virtually no development along the South Fulton Parkway since its construction in the early 1990's.

     Three tracts of land within three miles of the Property have recently been marketed. Two of the tracts are further southwest on South Fulton Parkway. One of these tracts is +/- 508 acres and is being offered at $7,000 per acre, the other tract is +/- 468 acres and is being marketed at $5,800 per acre. Another +/- 84 acre tract of property about a mile north of the Property on Campbellton-Fairburn Road is being marketed for $8,500 per acre. All of these tracts are presently zoned agricultural, which zoning may be converted to allow other uses.

     In order for the Partnership to realize value for the Property commensurate with its current zoning (commercial, office park, multi-family, etc.), further residential development in the surrounding area is critical. Numerous Atlanta real estate professionals have conveyed to the General Partner that local firms are reluctant to be the first to enter this market.

APPRAISALS & VALUATIONS




     The table below details various valuations of the Fulton County Property during the term of the Partnership. The first value is the acquisition cost of the Property, the second and third values are the conclusion of appraisals performed on the Property in 1992 and 1996, and the last value is the current book value of the Property. The current book value reflects a write-down of $3,622,126 taken in December 1996 as a provision for loss on land.


        ACQUISITION (6/89)              APPRAISAL (1992)              APPRAISAL (1996)             BOOK VALUE (12/96)
        ------------------              ----------------              ----------------             ------------------

    $4,939,177 (+/- 211 acres)     $12,315,000 (+/- 211 acres)   $1,350,000 (+/- 211 acres)    $1,350,000 (+/- 211 acres)
           $23,408/acre                   $58,460/acre                   $6,398/acre                   $6,398/acre



     The General Partner had the Fulton County Property appraised in 1996 by Urban Realty Advisors, Inc. The 1996 appraiser has no affiliation with the General Partner, the New General Partner or their Affiliates. The Property was appraised in 1992 by Gottschalk & Associates. To the knowledge of current management of the General Partner, there was no affiliation between the 1992 appraiser and the General Partner or its Affiliates or the New General Partner or its Affiliates at the time the 1992 appraisal was performed.


     The reasons for the difference between the 1996 and 1992 appraisals for the Fulton County Property are similar to reasons for the Henry County Property. The appraisers again differed in their valuation assumptions for the Property. The 1996 appraiser, Urban Realty Advisors, Inc., concluded that the highest and best use for this Property was residential land. The 1992 appraiser again assumed that a demand for the Property as zoned would materialize.

     The 1992 appraiser used the sales comparison (market) approach and valued the Property using sales of similarly zoned Property in the metropolitan area as comparables. Most of these comparable sales were in areas more densely populated than the immediate vicinity of the Fulton County Property. The appraiser further added that the appraisal was based on the presumption that positive market projections for South Fulton County would come to realization. Unfortunately, the area surrounding South Fulton Parkway has experienced little or no growth since SEA III's purchase of the Property.

     The 1996 appraiser also used a sales comparison (market) approach to value the Property. The 1996 appraiser concluded that Property's only immediate use was residential. The appraiser's basis for this conclusion is that the low traffic counts and low levels of population in the immediate vicinity are not sufficient to support commercial, office, and multi-family uses, for which the Property is zoned. The appraiser determined that the Property was not imminently ready for development and therefore did not conduct a development analysis for comparison to the market approach.

     The General Partner has met with the 1996 appraiser, reviewed the conclusions of the 1996 appraisal and conducted interviews with real estate marketing and development professionals in the Atlanta market. A demand for the Fulton County Property, as zoned, has not developed over the past seven years and is not expected to materialize in the near term. The General Partner believes that the 1996 appraisal is a reasonable approximation of the current value of the Property.

FORT MYERS, FLORIDA

BACKGROUND

     The Fort Myers, Florida Property is situated in Lee County, approximately two miles inland from the Gulf of Mexico. Fort Myers is approximately 125 miles south of Tampa, Florida and 145 northwest of Miami, Florida. Lee County has experienced a rapid growth in population, partly a result of migration of individuals from the northern United States. Fort Myers has also been selected as the site of a new state university, Gulf Coast University.

     The Property is +/- 48 acres of residential property located on the west side of Winkler Road, approximately 2 miles south of the intersection of Winkler Road and Summerlin Road. The Property is rectangular in shape, served by all utilities, relatively level and, for the most part, clear of trees.

RECENT DEVELOPMENTS
     The developer of a single family subdivision on Winkler Road north of the Property is nearly built out of the existing subdivision. The General Partner has been advised that the same developer has placed approximately 40 acres between the Property and the existing subdivision under contract. The developer had delivered an unsolicited offer to the General Partner to purchase the Property. It is the developer's desire to purchase the Property and take both properties through the planning and approval process together. The General Partner has countered the developer's initial offer. The developer is conducting tests on the suitability of the soil of the adjacent property to determine the viability of expanding their subdivision. It is still too early to determine whether or not these negotiations will lead to a sales agreement on the Property.

REAL ESTATE MARKET CONDITIONS


The marketing and ultimate value of the Property is affected by the prevailing local market conditions. The following perspective of the current market conditions is offered to present basic information about the current expectations and competing properties in the marketplace.


     Demand for property in the area surrounding the Property was strong in the late 1980's and speculative buying had an inflationary effect on land values. The speculative buying that occurred in the late 1980's may be attributed to the announcement and construction of Healthpark Florida, a 400 acre mixed use development that includes medical, commercial, recreational, educational and residential uses. However, the local real estate market was greatly affected by the recession in the early 1990's and the expectations for the area surrounding Healthpark Florida have not yet been fully realized. As a result, there is a substantial amount of vacant land available in the vicinity, and a number of similarly zoned properties available for sale on Winkler Road. Activity in the area is increasing and the planned development of a residential subdivision further north on Winkler Road is a positive sign.

APPRAISALS & VALUATIONS




     The table below details various valuations of the Fort Myers Property during the term of the Partnership. The first value is the acquisition cost of the Property, the second and third values are the appraised values of the Property performed in 1992 and 1996, and last value is the current book value of the Property. The current book value reflects a write-down of $536,700 taken in December 1996 as a provision for loss on land. However, the book value also reflects estimated disposition costs.


        ACQUISITION (8/89)              APPRAISAL (1992)              APPRAISAL (1996)             BOOK VALUE (12/96)
        ------------------              ----------------              ----------------             ------------------
     $1,888,352 (+/- 48 acres)      $2,020,000 (+/- 48 acres)     $1,395,000 (+/- 48 acres)     $1,255,500 (+/- 48 acres)
           $39,341/acre                   $42,083/acre                  $29,063/acre                  $26,156/acre


     The General Partner had the Fort Myers Property appraised in 1996 by Stewart, Stephan & Bowen, Inc. The 1996 appraiser has no affiliation with the General Partner, the New General Partner or their Affiliates. Stewart, Stephan & Bowen, Inc. was also the 1992 appraiser. To the knowledge of current management of the General Partner, there was no affiliation between Stewart, Stephan & Bowen, Inc. and the General Partner or its Affiliates or the New General Partner or its Affiliates at the time the 1992 appraisal was performed.



     The difference between the 1992 and 1996 appraisals reflects the changing real estate market conditions for residential land in this area of Fort Myers, Florida. Both the 1992 and 1996 appraisals used the sales comparison (market) approach and were supported by comparable sales and listings in the immediate vicinity of the Property. The General Partner has reviewed the conclusions of the 1996 appraisal report which was made by Stewart, Stephan & Bowen, Inc. and believes that the appraisal is a reasonable approximation of the current value of the Property.


COLUMBIA, SOUTH CAROLINA

BACKGROUND

     The Columbia, South Carolina Property is located on the southwest side of US Highway 176, also known as Broad River Road, in Richland County, northwest of downtown Columbia, South Carolina. Just a few hundred yards north, Broad River Road forms an intersection with Interstate 26. Interstate 26 is the primary route between Columbia and the Greenville/Spartanburg area.

RECENT DEVELOPMENTS
     Early this year, the Partnership placed approximately 7 acres of this Property under contract for a purchase price of $31,000 per acre. This transaction closed in May, 1997 and resulted in gross proceeds of $221,960. The boundary between this parcel and the remaining Partnership land is the center line of a road proposed by the South Carolina Department of Transportation ("SCDOT").

     SCDOT is currently re-designing the interchange of Interstate 26 and Broad River Road. Preliminary plans delivered to the General Partner indicate that the road will be redirected between the remaining Property and the parcel sold in May, 1997. The redesign of the intersection and construction of the new road may have a positive effect on the value and marketability of the Property in the future. SCDOT's current expectation is to complete the redesign and construction by the end of 1999.

REAL ESTATE MARKET CONDITIONS

The marketing and ultimate value of the Property is affected by the prevailing local market conditions. The following perspective of the current market conditions is offered to present basic information about the current expectations and competing properties in the marketplace.

     The area surrounding the Property has been primarily known for residential growth. The push of the growth is coming north from Columbia and east from the Lake Murray area. The Lake Murray area appears to be changing from primarily a recreational area to a location for a permanent residence. The number of households within a five mile radius of the Property increased from 14,563 (1980 census), to 22,354 (1990 census), to 26,191 (1996 estimate), and is projected to be 28,555 in the year 2001.

     A number of residential developers and builders, local and national, are becoming more active in the area surrounding the Property. Due to its proximity to the interchange of Interstate 26 and Broad River Road, the Property has potential as a commercial or retail site. The Property's potential as a commercial or retail site is dependent on the continuing residential development of the surrounding area.

APPRAISALS & VALUATIONS

     The table below details various valuations of the Columbia, South Carolina Property over the term of the Partnership. The first value is the acquisition cost of the Property, the second and third values are the appraised values of the Property performed in 1992 and 1996, and the last value is the current book value of the Property. The current book value reflects a write down of $50,560 taken in December, 1996 as a provision for loss on land.

        ACQUISITION (9/89)              APPRAISAL (1992)              APPRAISAL (1996)             BOOK VALUE (12/96)
        ------------------              ----------------              ----------------             ------------------

     $1,347,787(+/- 51 acres)        $808,000(+/- 51 acres)        $740,000 (+/- 50 acres)       $740,000 (+/- 50 acres)
           $26,427/acre                   $15,843/acre                  $14,800/acre                  $14,800/acre


     The General Partner had the Columbia Property appraised in 1996 by Owen-Faulkner & Associates. The 1996 appraiser has no affiliation with the General Partner, the New General Partner or their Affiliates. The Property was appraised in 1992 by Southern Appraisal Service, Inc. To the knowledge of current management of the General Partner, there was no affiliation between the 1992 appraiser and the General Partner or its Affiliates or the New General Partner or its Affiliates at the time the 1992 appraisal was performed.


     The 1992 appraiser used the sales comparison (market) approach to value. The appraiser also estimated the present value of the Property using a discounted cash flow analysis to validate the conclusion of the market approach. The appraiser used a few sales and one listing in close proximity to the Property for the valuation and cited a general inactivity in the area.

     The 1996 appraiser, Owen-Faulkner & Associates also used the sales comparison (market) approach to estimate the value of the Property. The appraiser gathered a number of sales of comparable land to determine the value of the Property.

     THE APPRAISED VALUES OF ALL OF THE PROPERTIES DISCUSSED IN THIS SECTION DO NOT REFLECT THE COSTS, EXPENSES AND COMMISSIONS WHICH WOULD BE INCURRED IN CONNECTION WITH A SALE OF ANY OF THE PROPERTIES. MOREOVER, APPRAISALS ARE ONLY AN APPROXIMATION OF CURRENT MARKET VALUE WHICH CAN ONLY BE ESTABLISHED BY AN ACTUAL SALE.


                           THE ALTERNATIVE AMENDMENTS

REASONS FOR AND BENEFITS OF EACH SET OF ALTERNATIVE AMENDMENTS

As part of its fiduciary responsibility to protect the assets of the Partnership and further the business objectives of the Partnership, the General Partner is offering the Limited

Partners the opportunity to vote to extend the term of the Partnership pursuant to either of the two sets of Alternative Amendments.

The General Partner believes that the aggregate current market value of the Properties is below an amount which would return to the Limited Partners their Adjusted Capital Contributions plus their Unpaid Cumulative Return. This assessment is based upon a recent appraisal (See "THE PROPERTIES - Appraisals" below) and the General Partner's inspection of the Properties and review of the assumptions and conclusions of the appraisal with local real estate professionals.

The General Partner further believes that, based on its discussions with real estate professionals in the markets where the Properties are located, given more time, the Properties could appreciate in value and recommends that it is in the best interests of the Partnership to extend the term of the Partnership by two years to provide additional time for this to occur.


The main purpose for and benefit of either of the sets of Alternative Amendments is to provide the Partnership with such an extended opportunity to improve the price the Partnership could obtain on the sale of its assets. This could improve the return on the Limited Partners' investment, as the Partnership's original business objectives will, in all likelihood, not be met within the existing term or in a liquidation of the Partnership assets thereafter. There is no assurance that the return to the Limited Partners will be improved by extending the term.





The General Partner decided to offer the Limited Partners an alternative to the General Partner continuing for the extended term in part in response to letters from approximately 20 Limited Partners, most of whom had also been brokers involved in the original sale of the Units, requesting a new general partner because of the conclusion of Ms. Deborah Dillon's involvement with the Partnership (See "THE GENERAL PARTNER - Former Management/Consulting Relationship" above) and concern as to the impact of Fidelity Mutual's ownership interest in the General Partner (See "THE GENERAL PARTNER -- Background" and "RISK FACTORS -- SECOND ALTERNATIVE AMENDMENTS -- Risk in Rehabilitation of Ultimate Partner of General Partner" above). No specific amendments were proposed by such Limited Partners and none of such Limited Partners are affiliated with the General Partner or Ms. Dillon (See also "RISK FACTORS -- SECOND ALTERNATIVE AMENDMENTS -- Risk in Ms. Deborah Dillon not Acting as Consultant" above).



BENEFITS OF ADOPTING FIRST ALTERNATIVE AMENDMENTS



     - EXTENDED TIME TO IMPROVE PARTNERSHIP'S REALIZATION OF ITS INVESTMENT OBJECTIVES.

                Under the First Alternative Amendments, the Partnership term would be extended by two years to December 31, 2001, which would provide the New General Partner additional time to improve the price the Partnership could obtain on the sale of its assets so as to improve the return on the Limited Partners' investment. The estimated values of the Properties has fluctuated over the Partnership term (See "THE PROPERTIES - Appraisals" above) and are currently valued at below their aggregate Acquisition Cost. The extended time period would give the New General Partner the chance to implement its marketing plan to find prospective purchasers. However, there is no assurance that purchasers will be found or that the Partnership will be able to improve the return to the Limited Partners within such extended time period (See "RISK FACTORS - First Alternative Amendments" above).

     -   NEW MANAGEMENT.

              The New General Partner has considerable experience in the marketplace where the Properties are located. The New General Partner has no affiliation with Fidelity Mutual, the parent of the General Partner. The New General Partner presents an opportunity to elect new management for those Limited Partners who wish to extend the term of the Partnership but may be concerned about the conclusion of Ms. Dillon's consulting relationship with the General Partner or the impact of the Rehabilitation of Fidelity Mutual on the General Partner. For information on Ms. Dillon's former relationship with the General Partner see "THE GENERAL PARTNER - Former Management/Consulting Relationship" above and for the relationship between Fidelity Mutual and the General Partner See "THE GENERAL PARTNER - Background" above.


     -   ABILITY TO ACT QUICKLY ON PROSPECTIVE SALES.

              In the case of the First Alternative Amendments, modifying the requirement that a majority in interest of the Limited Partners consent to a sale of all or substantially all the assets of the Partnership is designed to facilitate potential sales of all or a portion of the Properties which could be jeopardized as a result of the time and complexity involved in obtaining Limited Partners' consent to the transaction.

              In light of the current valuation of the Properties, it is highly unlikely that any sale of one or more of the Properties will result in a net sales price which would return to the Limited Partners a distribution equal to the Unpaid Cumulative Return plus their Adjusted Capital Contributions. As a result, under the current Partnership Agreement, the New General Partner would have to obtain the consent to any sale of the Properties in their entirety or any sale of a portion of the Properties which, in the judgment of the New General Partner, would amount to a sale of all or substantially all the assets of the Partnership.


BENEFITS OF ADOPTING SECOND ALTERNATIVE AMENDMENTS


     - EXTENDED TIME TO IMPROVE PARTNERSHIP'S REALIZATION OF ITS INVESTMENT OBJECTIVES. Under the Second Alternative Amendments, the Partnership term would be extended by two years to December 31, 2001, which would provide the General Partner additional time to improve the price the Partnership could obtain on the sale of its assets so as to improve the return on the Limited Partners' investment. The estimated values of the Properties have fluctuated over the Partnership term (See "THE PROPERTIES - Appraisals" below) and is currently valued at below their aggregate Acquisition Cost. The extended time period would give the General Partner the chance to continue to market the Properties. However there is no assurance that purchasers will be found or that the Partnership will be able to improve the return to the Limited Partners within such extended time period (See "RISK FACTORS - Second Alternative Amendments" above).

     -   CONTINUITY OF MANAGEMENT
              Under the Second Alternative Amendments, the General Partner is willing to offer the Limited Partners the option of it continuing as the General Partner for the same extended term as proposed for the New General Partner and on similar terms and conditions if the Limited Partners decide they wish to extend the term of the Partnership but retain current management. The General Partner is also prepared to extend its term only upon receipt of additional fees, commission and rights to sell the Property.

              In addition to the benefit of continuity of management, new fees would not be payable to the General Partner until after the expiration of the original Partnership term on December 31, 1999.

     -   ABILITY TO ACT QUICKLY ON PROSPECTIVE SALES.
              In the case of the Second Alternative Amendments, eliminating the requirement that a majority in interest of the Limited Partners consent to a sale of all or substantially all the assets of the Partnership is designed to facilitate potential sales of all or a portion of the Properties which could be jeopardized as a result of the time and complexity involved in obtaining Limited Partners' consent to the transaction.


              In light of the current valuation of the Properties, it is highly unlikely that any sale of one or more of the Properties will result in a net sales price which would return to the Limited Partners a distribution equal to the Unpaid Cumulative Return plus their Adjusted Capital Contributions. As a result, under the current Partnership Agreement, the General Partner would have to obtain consent to any sale of the Properties in their entirety or any sale of a portion of the Properties which, in the judgment of the General Partner, would amount to a sale of all or substantially all the assets of the Partnership. There is presently no definition of "all or substantially all the assets of the Partnership" in the Partnership Agreement.



DIFFERENCES BETWEEN THE ALTERNATIVE AMENDMENTS

The terms of the First Alternative Amendments and the Second Alternative Amendments are similar, with three principal exceptions:

     -   DIFFERENT GENERAL PARTNERS

              Under the First Alternative Amendments, the New General Partner would be substituted for the General Partner for the new term of the Partnership Agreement, while under the Second Alternative Amendments, the General Partner would continue in that capacity for the new term.

     -   TIMING OF FEES

              Under the First Alternative Amendments, management fees for the New General Partner would commence as of the adoption of the First Alternative Amendments, while the Second Alternative Amendments only permit the current General Partner to begin receiving such fees following the expiration of the current term of the Partnership Agreement.

     -   MODIFICATION VERSUS ELIMINATION OF LIMITED PARTNERS CONSENT


              Under the First Alternative Amendments the requirement that a majority in interest of the Limited Partners consent to a sale of all or substantially all the assets of the Partnership under certain circumstances would be modified to only require such consent if 60 percent or more of the real estate acreage of the Partnership as of September 22, 1997 is sold at one time at a price which would fail to return to the Limited Partners the Acquisition Cost of the assets sold, while under the Second Alternative Amendments, the requirement that Limited Partners' consent to sales of all or substantially all the assets of the Partnership would be eliminated entirely.


FIRST ALTERNATIVE AMENDMENTS

SUBSTITUTION OF NEW GENERAL PARTNER

Southeast Acquisitions, Inc. would be removed as the General Partner of the Partnership and SMG would be substituted as the New General Partner effective as of the date the First Alternative Amendments are adopted and the New General Partner signs the Partnership Agreement.


SMG was identified as the proposed New General Partner based on the experience of its members in real estate transactions, their familiarity with the marketplace in the Southeastern United States, prior dealings with the General Partner and its Affiliates and intent to use the advisory services of Ms. Dillon whose knowledge of the Properties would provide some continuity to management of the Properties.

Although preliminary discussions were held with a number of candidates, the General Partner has not engaged in a comprehensive search for a new general partner. An extended search for other potential successor general partners was not undertaken because of the evident qualifications of SMG, the willingness of SMG to become a successor general partner, the difficulty an Affiliate of the General Partner had experienced in attempting to locate a successor general partner for another limited partnership and the reluctance of other candidates to assume the risks of becoming general partner of the Partnership.



The following is a balance sheet of the New General Partner audited by Williams, Benator & Libby, LLP.

                            INDEPENDENT AUDITORS' REPORT
Members
Southeast Management Group, LLC
Nashville, Tennessee

We have audited the accompanying balance sheet of Southern Management Group, LLC (a development stage enterprise) as of June 12, 1997. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit of the balance sheet provides a reasonable basis for our opinion.

In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of Southern Management Group, LLC as of June 12, 1997 in conformity with generally accepted accounting principles.

/s/ Williams, Benator & Libby, LLP.
----------------------------------

Atlanta, Georgia
June 13, 1997

                    SOUTHERN MANAGEMENT GROUP, LLC
                        (A Development Stage Enterprise)
                                 BALANCE SHEET
                                 June 12, 1997


ASSETS
------
Organization costs                                  $   1,500
Capitalized legal fees                                 14,054
                                                    ---------
                                                    $  15,554
                                                    =========

LIABILITIES AND MEMBERS' EQUITY

CURRENT LIABILITIES

         Accounts payable                           $   7,432
         Due to members                                 8,022
                                                    ---------
                  TOTAL CURRENT LIABILITIES         $  15,454

MEMBERS' EQUITY - Note B                                  100
                                                    ---------
                                                    $  15,554
                                                    =========


See notes to balance sheet.

                               NOTES TO BALANCE SHEET
                           SOUTHERN MANAGEMENT GROUP, LLC
                          (A Development Stage Enterprise)
                                    June 12, 1997

NOTE A - DESCRIPTION OF SMG AND SIGNIFICANT ACCOUNTING POLICIES

Southern Management Group , LLC ("SMG") is a limited liability company formed under the laws of the state of Tennessee . SMG plans to become a successor general partner in certain publicly traded real estate limited partnerships and manage the operations of those partnerships. At June 12, 1997 SMG was in the development stage and was in the process of submitting required documentation in connection with becoming a successor general partner in such partnerships.

The following accounting policies are presented to assist the reader in understanding SMG's financial statements:

Income Taxes: As a limited liability company, all items of income, loss, deduction, and credit are passed through to, and taken into account by, SMG's members in computing their own taxable income.

Capitalized Legal Fees: Capitalized legal fees include organization costs, which will be amortized on a straight-line basis over sixty months, and legal fees incurred related to SMG's planned acquisition of successor general partner interests in the above discussed limited partnerships, which will be included in SMG's cost of its investment in these limited partnerships.

Estimates: The preparation of a balance sheet in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the balance sheet. Actual results could differ from those estimates.


NOTE B - MEMBERS' EQUITY

SMG was formed in April 1997. Each member is entitled to a number of votes equal to his percentage interest in SMG. Each member has identical powers, preferences and rights. SMG provides limited liability to its members. SMG has no stated termination date. However, upon the termination of a member's interest, SMG's continued existence is dependent upon the consent of a majority in interest of the remaining members.



SMG is a Tennessee Limited Liability Company whose members are Richard W. Sorenson, who owns a 51% interest in the company, and Southeast Venture Corporation, a Tennessee corporation ("SVC") which owns 49% of SMG.


Mr. Sorenson, a resident of Atlanta, Georgia, recently visited Columbia, South Carolina to inspect the Property. In prior years, he has completed real estate transactions and developed projects in Columbia and other areas in South Carolina.

Mr. Sorenson, age 71, has over 35 years experience in several real estate disciplines, including land acquisition and development, development of office buildings, shopping centers, warehouses and medical facilities. All of these activities occurred in the Southeastern United States.

Mr. Sorenson was President of Phoenix Investment Company ("Phoenix"), a publicly owned, Atlanta based real estate development and investment firm from 1965 to 1970. Concurrent with his employment at Phoenix, he was President of First Atlanta Realty Fund, a publicly owned real estate investment trust. During his tenure with the trust, he served as a Trustee of the National Association of Real Estate Investment Trusts.

Following his departure from Phoenix in 1970, Mr. Sorenson became Vice President of Cousins Properties in Atlanta, Georgia, where he was responsible for development of office buildings, shopping centers and apartments until 1971. Until forming Southeast Venture Companies ("SV") in 1979, Mr. Sorenson was an independent real estate developer.

Mr. Sorenson was co-founder of SV in 1979. In 1992, substantially all of the assets of SV were sold to SVC.

Mr. Sorenson is a graduate of the Northwestern University Business School with a major in real estate.

The other member of the New General Partner is SVC. SVC is a Nashville, Tennessee-based full service real estate corporation involved in real estate brokerage, property management and development of office buildings, hospitals, medical buildings and other medical facilities. SVC was formed in 1992. Its personnel include civil engineers, architects and other real estate professionals whose services will be utilized by the New General Partner. The officers and key employees of SVC include the following:

Paul J. Plummer, Age 47. Mr. Plummer serves as director of project management services for SVC. Mr. Plummer is responsible for management, team structuring, cost control and scheduling of large scale projects for SVC including office buildings, medical centers, commercial office buildings, commercial land ventures and build-to-suit projects. Before joining SV in 1986, Mr. Plummer served as a partner and director of design for the Nashville-based architecture and engineering firm of Gresham, Smith and Partners. In that capacity he was responsible for the design and planning of over 15 major projects throughout the United States and Saudi Arabia. Mr. Plummer earned his bachelor of architecture degree from the University of Kentucky and is a member of the American Institute of Architects.

Wood S. Caldwell, Age 44. Mr. Caldwell is responsible for all site development activities on behalf of commercial and health care clients of SVC, including managing all design consultants, permitting, scheduling, budgeting and construction management. He contributes to SVC's development team in the areas of land planning, zoning, permitting, engineering and construction. Before joining SV in 1985, Mr. Caldwell served as a professional engineer for Gresham, Smith and Partners. As the prime site design engineer for Gresham, Smith and Partners, Mr. Caldwell produced and coordinated site development plans for over 50 separate medical facilities in over 40 different communities throughout the southeast, Mr. Caldwell earned his bachelor of engineering degree from the Vanderbilt University School of Engineering.

Axson E. West, Age 43. Mr. West serves as vice president of brokerage services for SVC, specializing in office and industrial leasing, improved property sales and land disposition for several commercial and residential projects. Mr. West has sold real estate and real estate securities since 1980 and, since joining SV in 1988, he has been responsible for the disposition of land encompassing industrial, office and retail developments. Mr. West is director of the Nashville Board of Realtors and president elect of the board's commercial investment division. He received his bachelor of arts degree from Vanderbilt University and is a Certified Commercial Investment Member, a designation of the Commercial Investment Real Estate Institute.

Cameron W. Sorenson, Age 35. Mr. Sorenson serves as director of vertical development for SVC. He is primarily responsible for providing development and project management for the clients of SVC. Prior to assuming these responsibilities, Mr. Sorenson was project director for two large scale land development ventures for SVC. Prior to joining SV in 1987, Mr. Sorenson was with Trust Company Bank in Atlanta, as an officer in the National Division, managing a credit portfolio in excess of $150 million. He received his bachelor of science degree in finance from the MacIntyre School of Business at the University of Virginia. Cameron Sorenson is the son of Richard W. Sorenson, the individual, majority member of the New General Partner.

Neither SMG nor any of its members owns directly or indirectly any Units.


SMG will devote such time to the affairs of the Partnership as may be required to adequately manage the Properties although the amount of time may vary, depending on the needs of the Partnership.



For eleven years, Mr. Richard Sorenson has worked with Deborah Dillon, the former President and consultant of the General Partner. (See "THE GENERAL PARTNER - Former Management/Consulting Relationship" above).



Ms. Dillon has agreed to advise and consult with the New General Partner concerning the Properties on a continuing basis for which she will be compensated by the New General Partner solely from a percentage of real estate commissions earned by the New General Partner in connection with sales of Partnership property. Ms. Dillon or her immediate family members own 70 Units. Ms. Dillon has informed the General Partner that the 70 Units will be voted in favor of the First Alternative Amendments. Ms. Dillon does not have an ownership interest in the New General Partner.





The New General Partner does not have any interest in the General Partner or its Affiliates and the General Partner has no interest in the New General Partner or its Affiliates. The General Partner will receive no consideration in the event the New General Partner is substituted as a successor general partner. The General Partner and New General Partner do not have any common officers or directors.


SMG and Mr. Sorenson have entered into an agreement with the Partnership to substitute SMG as the New General Partner of the Partnership upon adoption of the First Alternative Amendments. The agreement provides that, following such approval, SMG will execute the Partnership Agreement, thereby agreeing to be bound by all the terms and conditions of the Partnership. Under the agreement, SMG and Mr. Sorenson have agreed to indemnify the Partnership from and against any costs and expenses incurred by the Partnership in accordance with the substitution in the event that SMG defaults under the agreement. The Partnership has also agreed to indemnify Mr. Sorenson against his costs and expenses if the Partnership defaults under the agreement by refusing to allow SMG to assume the position of New General Partner if the First Alternative Amendments are adopted. Under the agreement, SMG has also agreed to be substituted as general partner of two other limited partnerships in which the General Partner also acts as general partner, if the limited partners of such partnerships approve such substitution. SMG's potential substitution as the New General Partner of the Partnership is not dependent upon its substitution as general partner in any of the other partnerships.



     SMG HAS REPRESENTED TO THE PARTNERSHIP THAT THE FOLLOWING DESCRIPTION OF ITS INTENTIONS WITH RESPECT TO MANAGING AND MARKETING THE PROPERTIES IF IT IS APPOINTED THE NEW GENERAL PARTNER REPRESENTS ITS CURRENT PLANS WITH RESPECT THERETO. HOWEVER, THERE IS NO ASSURANCE THAT ALL OR ANY OF THESE PLANS WILL BE IMPLEMENTED, OR THAT, IF IMPLEMENTED, THEY WILL RESULT IN A SALE OR SALES OF THE PROPERTIES.

     Henry County, Georgia. Renewed contacts will be made with developers/owners in the area to explore partial or total sales. Industrial brokers without a large presence in Henry County will be interviewed. If they have a good sales record elsewhere, they may be given exclusive sales contracts. A marketing presentation for discussion with potential users and distribution by Henry County will be developed. SMG is familiar with several of the important industrial developers in this and the Atlanta market who will be contacted regarding potential sales.

     Fulton County, Georgia. Since the inception of the Partnership, approximately $200,000 had been set aside to enable the Partnership to participate in bringing sewer to this Property. An effort will be made to enter into an agreement with another entity to share the cost of the sewer. Bids for the project will be solicited from a minimum of three utility companies following submission of the already completed sewer design plans to the County to obtain a precise cost estimate for the project. As the $200,000 was estimated to be only a portion of the final cost of the project, the project would not proceed without participation of another entity. In any event, a development analysis will be conducted to identify the optimum way for the Property to be subdivided for future sale.


     Fort Myers, Florida. The highest return to the investors will most likely be realized through a joint venture with a local home builder. Therefore, initial efforts will be focused on evaluating that possibility in a venture arrangement which will protect the investors' ownership interest in the land.


     Columbia, South Carolina. Initial activity would include development analysis factoring in topography, utility availability, road access, new roads planned, etc. to determine the optimum ways for a subdivision. The Property has sewer but no public water system. While a bulk sale may be the best strategy, this cannot be determined until the foregoing is complete.



     The studies and evaluations of the Properties discussed above will be conducted by personnel in SVC, one of the members of the SMG, at no cost to the Partnership, and no other costs or expenses relating to specific infrastructure or other improvements to the Properties are anticipated by SMG, other than as discussed above in connection with the Fulton County Property. However, it is possible that, as New General Partner, SMG might enter into a contract for sale of part or all of one or more of the Properties which could require construction of infrastructure or other improvements. The Partnership would bear the cost of such improvements. No such contracts are currently contemplated.


EXTENSION OF PARTNERSHIP TERM


     The term of the Partnership would be extended by two years from December 31, 1999 to December 31, 2001. This additional period may give the Partnership more latitude and flexibility to negotiate a favorable sale or sales agreements to maximize the value of the Properties to the Partnership and improve the return to the Limited Partners. However, there can be no guarantee that the Partnership will be able to realize a better return to the Limited Partners during such extended period than it would during the period prior to the expiration of the current term or in the course of the subsequent dissolution and liquidation of the Partnership assets pursuant to the Partnership Agreement. Moreover, there is also a risk that the Properties will further decrease in value during any such extended term.


The Partnership currently has a termination date of December 31, 1999. At that point in time, if the term is not extended, the Partnership will dissolve and any distributions will be made in accordance with a liquidation. Pursuant to the Partnership Agreement, all distributions in a liquidation will be made in the following priority: first to any debts or obligations of the Partnership (there currently are none); next to a reserve, as determined by the General Partner, to facilitate the liquidation of all the Partnership's assets; and, finally, to the partners.


AUTHORIZATION OF FEES AND COMMISSIONS FOR NEW GENERAL PARTNER

     As part of the First Alternative Amendments, the Partnership Agreement will also be amended to provide the following fees and commissions for the New General Partner:

     (i) Management Fees

     Under the existing Partnership Agreement, the General Partner was entitled to receive a management fee pursuant to Section 4.5(b) as follows:

         "(b) For the services to be performed by the General Partner in connection with the management and administration of the Partnership, the Partnership shall pay the General Partner an annual management fee equal to 1/4 of 1% of the cost of the Partnership's properties, commencing on the date hereof and continuing, with respect to each property, until such time as the property is sold or improvement of the property commences by the Partnership. In no event shall this fee, with respect to any property, exceed a cumulative total of 2% of the original cost of the property. The management fee shall be paid to the General Partner for such services on conclusion of each calendar quarter. If the Partnership does not have sufficient cash to pay the management fee for any quarter or if the Partnership's reserves are less than 1/2 of 1% of the Limited Partners' Capital Contributions, such fee shall be accrued (without interest) as a debt of the Partnership, payable out of Sale or Financing proceeds after the Limited Partners have received distributions in a total amount equal to the aggregate amount paid by them to the Partnership for their Units."

This provision resulted in payments to the General Partner of $24,886 per year through 1996 for a total of $191,050. The General Partner has not yet received the maximum fees currently authorized under the Partnership Agreement which would amount to $207,244. This Amendment would approve additional fees for the New General Partner at an annual rate comparable to that originally authorized. The fees would commence as of the date of authorization of the First Alternative Amendments and the execution by the New General Partner of the Partnership Agreement and continue through the end of the extended Partnership term.


     The effect of the First Alternative Amendments would be that the Partnership would pay a management fee to the New General Partner of $4,066 in 1997 (assuming approval of the Amendment on November 5, 1997, the date of the Special Meeting), $26,500 in 1998, $26,500 in 1999, $26,500 in 2000 and $26,500
in 2001; provided that if the Properties were sold in their entirety prior to December 31, 2001, the Partnership would only pay the New General Partner a pro rata portion of the applicable annual fee to the date of such sale. Unlike the current provisions of the Partnership Agreement which defer payment of management fees if reserves are insufficient and the Limited Partners have not received distributions equalling the amount they paid for their Units, the new Management Fees would be payable prior to any such distribution.


     (ii) Commissions

     The Partnership Agreement currently contains the following restrictions on the General Partner's right to receive commissions in connection with the sale of Partnership property, in Section 4.5(c):

         "(c) If the General Partner or its Affiliates provide a substantial amount of the services in the sales effort for the sale of a Partnership property, they may receive up to one-half of the competitive real estate commission (that real estate or brokerage commission paid for the purchase or sale of property which is reasonable, customary and competitive in light of the size, type and location of the property), not to exceed 3%, which amount shall not be paid until the Limited Partners have received distributions equal to their Capital Contributions plus the Cumulative Return. If the General Partner or its Affiliates participate with an independent broker on such sale, the subordination requirement shall apply only to the commission earned by the General Partner or its Affiliates. The total compensation paid to all Persons for the sale of a Partnership property shall be limited to a competitive real estate commission, not to exceed 10% of the contract price for the sale of the property, and if such compensation to all Persons for the sale of a Partnership property exceeds 6%, then, notwithstanding the other provisions of this Section 4.5(c), the General Partner and its Affiliates shall not receive any compensation for such sale and such compensation for such sale shall be paid only to Persons other than the General Partner and its Affiliates."


     The First Alternative Amendments would delete Section 4.5(c) and also provide that the total compensation paid to all persons, including the New General Partner for the sale of Partnership property shall be limited to a competitive real estate commission or disposition fee not to exceed 10% of the contract sales price of the Properties. Unlike the current provisions of the Partnership Agreement, which defer payment of commissions until after the Limited Partners have received distributions equal to their Capital Contributions plus the Cumulative Annual Return, the New General Partner will be able to realize the commission or disposition fee immediately upon any such sale.


        The following table sets forth the proposed commissions and management fees to be paid to the New General Partner under the First Alternative Amendments.

     COMMISSIONS AND MANAGEMENT FEES TO BE PAID TO NEW GENERAL PARTNER UNDER
                      PROPOSED FIRST ALTERNATIVE AMENDMENT


                                                                                                TOTAL
                                                                                                POSSIBLE
                                                     TOTAL                 MANAGEMENT           MANAGEMENT
YEAR            AMOUNT OF COMMISSION                 COMMISSION            FEE                  FEE
----            --------------------                 ----------            -----------          -----------
1997            Competitive real estate              Depends on            $4,066 *
                commission or disposition            sale price
                fee not to exceed 10%                of Property
                of contract price for
                Property;
-----------------------------------------------------------------------------------------------------------

1998            Same as 1997                         Same                  $26,500.00/
                                                                           annum *
-----------------------------------------------------------------------------------------------------------

1999            Same as 1997                         Same                  $26,500.00/
                                                                           annum *
-----------------------------------------------------------------------------------------------------------

2000            Same as 1997                         Same                  $26,500.00/
                                                                           annum  *

-----------------------------------------------------------------------------------------------------------

2001            Same as 1997                         Same                  $26,500.00/
                                                                           annum  *

-----------------------------------------------------------------------------------------------------------
                                                                                                $110,066 **


- * or pro rata portion of fee if all the Properties are sold before the end of the year.
- ** or lesser amount, depending on a pro rata reduction if all the Properties are sold before the end of the year.


EXCLUSIVE RIGHT TO SELL THE PROPERTIES

The Partnership Agreement currently provides in Section 4.3(g):

"(g) The Partnership shall not give to the General Partner or its Affiliates an exclusive right to sell or an exclusive employment to sell property for the Partnership."

The First Alternative Amendments would delete Section 4.3(g) from the Partnership Agreement and expressly provide that the General Partner or an Affiliate would have the right to be given an exclusive right to sell or exclusive employment to sell the Properties.


Section 4.2(a) "AUTHORITY OF GENERAL PARTNER" would be amended to add the following provision:

"(xiii) Reserve to itself or an Affiliate or enter into a contract for an exclusive right to sell or exclusive employment to sell property for the Partnership."

The foregoing amendments to Sections 4.3(c) and 4.2(a) are designed both as an incentive to the New General Partner to be substituted as general partner and to facilitate sales of the Property.



MODIFICATION OF REQUIREMENT THAT LIMITED PARTNERS CONSENT TO SALE OF ALL OR SUBSTANTIALLY ALL THE ASSETS OF THE PARTNERSHIP

     The Partnership Agreement currently provides in Section 4.3(b):

         "(b) Without the Consent of a majority in interest of the Limited Partners, the General Partner shall not have the authority to sell all or substantially all the assets of the Partnership in a single sale, except that the General Partner may sell such assets without such consent (A) in connection with the liquidation of the Partnership under
         Section 5.4 or (B) if the net proceeds of such sale, when distributed in accordance with Section 3.1, will be sufficient to provide the Limited Partners with distributions equal to the Unpaid Cumulative Return plus their Adjusted Capital Contributions."


     There is presently no definition of "all or substantially all the assets of the Partnership" in the Partnership Agreement. As a result, there is continuing uncertainty as to whether a vote of Limited Partners is required for certain sales of the Properties. This uncertainty can lead to the possible delay, or even loss of a sale, since the General Partner may be forced to obtain a vote of Limited Partners in order to resolve the uncertainty. The First Alternative Amendments would add a definition of "all or substantially all the assets of the Partnership" to mean 60% or more of the real estate acreage held by the Partnership as of September 22, 1997.



     The effect of adding the definition would be to permit the New General Partner to sell the Properties in a combination of sales amounting to less than 60% of the acreage of the Partnership as of September 22, 1997, with no limitation as to price, other than general limitations imposed by its fiduciary duty to the Partnership and its assets, without obtaining the consent of a majority in interest of the Limited Partners. The modification of the Partnership Agreement could not only result in sales of parcels of the Properties which, if the parcels sold constituted less than 60% of the real estate acreage held by the Partnership as of September 22, 1997, would fail to return to the Limited Partners the Unpaid Cumulative Return plus their Adjusted Capital Contributions, but such sales could also potentially be below the recent appraised values discussed above under the heading
"THE PROPERTIES".


     The additional modification of Section 4.3(b) would delete the phrase "Unpaid Cumulative Return plus their Adjusted Capital Contributions" and insert "Acquisition Cost of the assets sold."

     "Acquisition Cost" will be defined in the First Alternative Amendments as "with respect to a Partnership asset, the price originally paid by the Partnership to acquire the asset, including the value of any mortgages or liens on the asset assumed by the Partnership at the time of acquisition, excluding points and prepaid interest."

     The effect of adding this definition is that, even if a sale or disposition of a portion of the Properties constituted 60% or more of the assets of the Partnership, Limited Partners' consent to the sale or disposition would only be required if such sale were below an amount which would return to the Limited Partners the Acquisition Cost of such assets rather than below an amount which would return to the Limited Partners the Unpaid Cumulative Return plus their Adjusted Capital Contributions.

SECOND ALTERNATIVE AMENDMENTS

EXTENSION OF PARTNERSHIP TERM


The term of the Partnership would be extended by two years from December 31, 1999 to December 31, 2001. The extended termination date is identical to that proposed for the New General Partner under the First Alternative Amendments. This additional period may give the Partnership more latitude and flexibility to negotiate a favorable sale or sales agreements to maximize the value of the Properties to the Partnership and improve the return to the Limited Partners. However, there can be no assurance that the Partnership will be able to realize a better return to the Limited Partners than could be achieved by the General Partner during the period prior to the expiration of the current term or in the course of the subsequent dissolution and liquidation of the Partnership assets pursuant to the Partnership Agreement. There is also a risk that the Properties could further decrease in value during any such extended term.


The Partnership currently has a termination date of December 31, 1999. At that point in time, if the term is not extended, the Partnership will be dissolved, its assets liquidated and any distributions made in accordance with the liquidation. Pursuant to the Partnership Agreement, all distributions in a liquidation will be made in the following priority: first to any debts or obligations of the Partnership (there currently are none); next to a reserve, as determined by the General Partner, to facilitate the liquidation of all the Partnership's assets; and, finally, to the partners.

For the plans of the General Partner with respect to the Property if the Second Alternative Amendments are adopted See "THE GENERAL PARTNER - Plans of General Partner if New General Partner Not Approved", above.


AUTHORIZATION OF FEES AND COMMISSIONS FOR GENERAL PARTNER

     The Partnership Agreement will also be amended to provide that the General Partner will be entitled to fees and commissions as described below, commencing on January 1, 2000. The fee and commission structure is identical to that proposed for the New General Partner under the First Alternative Amendments, except that fees may not be earned by the General Partner prior to the expiration of the current term of the Partnership Agreement on December 31, 1999.

     (i) Management Fees

     Under the existing Partnership Agreement, the General Partner was entitled to receive a management fee pursuant to Section 4.5(b) as follows:

         "(b) For the services to be performed by the General Partner in connection with the management and administration of the Partnership, the Partnership shall pay the General Partner an annual management fee equal to 1/4 of 1% of the cost of the Partnership's properties, commencing on the date hereof and continuing, with respect to each property, until such time as the property is sold or improvement of the property commences by the Partnership. In no event shall this fee, with respect to any property, exceed a cumulative total of 2% of the original cost of the property. The management fee shall be paid to the General Partner for such services on conclusion of each calendar quarter. If the Partnership does not have sufficient cash to pay the management fee for any quarter or if the Partnership's reserves are less than 1/2 of 1% of the Limited Partners' Capital Contributions, such fee shall be accrued (without interest) as a debt of the Partnership, payable out of Sale or Financing proceeds after the Limited Partners have received distributions in a total amount equal to the aggregate amount paid by them to the Partnership for their Units."

     This provision resulted in payments to the General Partner of $24,886 per year through 1996 for a total of $191,050. The General Partner has not received the maximum fees currently authorized under the Partnership Agreement which would amount to $207,244. This Amendment would approve additional fees for the General Partner at an annual rate comparable to that originally authorized. The fees would commence as of January 1, 2000 and continue through the end of the extended Partnership term.

     The effect of the Second Alternative Amendments would be that the Partnership would pay an additional management fee to the General Partner of $0 in 1997, $0 in 1998, $0 in 1999, $26,500 in 2000 and $26,500 in 2001; provided that if the Properties were sold in their entirety prior to December 31, 2001, the Partnership would only pay the General Partner a pro rata portion of the applicable annual fee to the date of such sale. Unlike the current provisions of the Partnership Agreement which defer payment of management fees if reserves are insufficient and the Limited Partners have not received distributions equalling the amount they paid for their Units, the new management fees would be payable prior to any such distribution.

(ii) Commissions

     The Partnership Agreement currently contains the following restrictions on the General Partner's right to receive commissions in connection with the sale of Partnership property, in Section 4.5(c):

         "(c) If the General Partner or its Affiliates provide a substantial amount of the services in the sales effort for the sale of a Partnership property, they may receive up to one-half of the competitive real estate commission (that real estate or brokerage commission paid for the purchase or sale of property which is reasonable, customary and competitive in light of the size, type and location of the property), not to exceed 3%, which amount shall not be paid until the Limited Partners have received distributions equal to their Capital Contributions plus the Cumulative Annual Return. If the General Partner or its Affiliates participate with an independent broker on such sale, the subordination requirement shall apply only to the commission earned by the General Partner or its Affiliates. The total compensation paid to all persons for the sale of a Partnership property shall be limited to a competitive real estate commission, not to exceed 10% of the contract price for the sale of the property, and if such compensation to all Persons for the sale of a Partnership property exceeds 6%, then, notwithstanding the other provisions of this
         Section 4.5(c), the General Partner and its Affiliates shall not receive any compensation for such sale and such compensation for such sale shall be paid only to Persons other than the General Partner and its Affiliates."


     The Second Alternative Amendments would delete Sections 4.5(c) from the Partnership Agreement in its entirety. The Amendments would also provide that the total compensation paid to all persons, including the General Partner for the sale of Partnership property shall be limited to a competitive real estate commission or disposition fee not to exceed 10% of the contract sales price of the Properties. Unlike the current provisions of the Partnership Agreement, which defer payment of commissions until after the Limited Partners have received distributions equal to their Capital Contributions plus the Cumulative Annual Return, the General Partner will be able to realize the commission or disposition fee immediately upon any such sale.

        The following table sets forth the proposed commissions and management fees to be paid to the General Partners under the Second Alternative Amendments.




      COMMISSIONS AND MANAGEMENT FEES PAID TO GENERAL PARTNER UNDER SECOND
                             ALTERNATIVE AMENDMENTS


                                                                                                TOTAL
                                                                                                POSSIBLE
                                                     TOTAL                 MANAGEMENT           MANAGEMENT
YEAR            AMOUNT OF COMMISSION                 COMMISSION            FEE                  FEE
----            --------------------                 ----------            ----------           ----------
1997            Competitive real estate              Depends on            $3,751/ annum *
                commission/ disposition              sale price of
                fee not to exceed 10% of             Property
                the contract price for
                the Property
----------------------------------------------------------------------------------------------------------
1998            Same as 1997                         Same                  $0/ annum *
----------------------------------------------------------------------------------------------------------
1999            Same as 1997                         Same                  $0/ annum *
----------------------------------------------------------------------------------------------------------
2000            Same as 1997                         Same                  $26,500.00/
                                                                           annum  *
----------------------------------------------------------------------------------------------------------
2001            Same as 1997                         Same                  $26,500.00/
                                                                           annum  *
----------------------------------------------------------------------------------------------------------
                                                                                               $56,751 **



- * or pro rata portion of fee if all the Properties are sold before the end of the year.
- ** or lesser amount, depending on a pro rata reduction if all the Properties are sold before the end of the year.


EXCLUSIVE RIGHT TO SELL THE PROPERTIES

The Partnership Agreement currently provides in Section 4.3(g):

"(g) The Partnership shall not give to the General Partner or its Affiliates an exclusive right to sell or an exclusive employment to sell property for the Partnership"

The Second Alternative Amendments would delete Section 4.3(g) from the Partnership Agreement and expressly provide that the General Partner or an Affiliate would have the right to be given an exclusive right to sell or exclusive employment to sell the Properties.
Section 4.2(a) "AUTHORITY OF GENERAL PARTNER" would be amended to add the following provision:

"(xiii) Reserve to itself or an Affiliate or enter into a contract for the exclusive right to sell or exclusive employment to sell property for the Partnership."

The foregoing amendments to Sections 4.3(g) and 4.2(a) are designed both as an incentive to the General Partner to continue as general partner and to facilitate sales of the Properties.

ELIMINATION OF REQUIREMENT THAT LIMITED PARTNERS CONSENT TO SALE OF ALL OR SUBSTANTIALLY ALL THE ASSETS OF THE PARTNERSHIP

     The Partnership Agreement currently provides in Section 4.3(b):

         "(b) Without the Consent of a majority in interest of the Limited Partners, the General Partner shall not have the authority to sell all or substantially all the assets of the Partnership in a single sale, except that the General Partner may sell such assets without such consent (A) in connection with the liquidation of the Partnership under
         Section 5.4 or (B) if the net proceeds of such sale, when distributed in accordance with Section 3.1, will be sufficient to provide the Limited Partners with distributions equal to the Unpaid Cumulative Return plus their Adjusted Capital Contributions."

     The Second Alternative Amendments would delete this subsection 4.3(b) in its entirety.

     The effect of the deletion would be to permit the General Partner to sell the Properties in one or more sales without limitation as to price, other than general limitations imposed by its overall fiduciary duty to the Partnership and its assets, without obtaining the consent of a majority in interest of the Limited Partners. The deletion of this provision could not only result in sales which would fail to return to the Limited Partners the Unpaid Cumulative Return plus their Adjusted Capital Contributions, but could also result in the sale of all or a portion of the Properties at below their most recent appraised values discussed above under the heading "THE PROPERTIES -- Appraisals".

                   FEDERAL TAX CONSEQUENCES; LEGAL OPINION

The Partnership has obtained an opinion from legal counsel as of the date of this Proxy Statement that neither of the Alternative Amendments would cause: (i) a material adverse effect on the Limited Partners by reason of a termination of the Partnership for Federal income tax purposes; or (ii) the Partnership to be treated as an association taxable as a corporation for Federal income tax purposes. If for some reason such legal counsel cannot restate the contemplated opinion on the date of the Special Meeting, the General Partner would adjourn the Special Meeting to a later date or cancel it.

                                ELIGIBLE UNITS

The presence, in person or by proxy, of Limited Partners holding more than 50% of the total number of outstanding Units that Limited Partners hold will constitute a quorum at the Special Meeting. An assignee of Units that the General Partner has not admitted to the Partnership as a Limited Partner, however, will be unable to vote at the Special Meeting. Such assignee's Units will also not be considered outstanding for purposes of determining whether a quorum exists at the Special Meeting or whether the Limited Partners approve one of the Alternative Amendments. Additional Units acquired by a Limited Partner with respect to which the General Partner has not admitted such Limited Partner to the Partnership will also not be considered outstanding for purposes of the Special Meeting and the Limited Partner will be unable to vote such Units.

The General Partner has admitted to the Partnership as Limited Partners all assignees of Units as of the Record Date. As of the Record Date, there were 12,400 Units that Limited Partners held that were eligible to vote at the Special Meeting.

                                        VOTING


RECORD DATE. The General Partner has established the close of business on September 22, 1997 as the Record Date for determining the Limited Partners entitled to notice of, and to vote at, the Special Meeting and at any adjournment thereof. On that date, the Partnership had issued and outstanding 12,400 Units. No matters other than the Alternative Amendments and certain procedural matters may be discussed or voted upon at the Special Meeting. For either of the sets of Alternative Amendments to take effect, the Limited Partners must vote more than 50% of the total number of outstanding Units in favor of one of the sets of Alternative Amendments at the Special Meeting. Limited Partners will possess one vote for each Unit eligible to be voted that they hold.



VOTE CONDITIONED ON ADOPTION OF ALL OF AMENDMENTS IN EITHER THE FIRST OR SECOND ALTERNATIVE AMENDMENTS. Limited Partners may vote in favor of or against or abstain from voting with respect to each of the amendments contained in the proposed sets of Alternative Amendments. However, the adoption of any amendment contained in a set of Alternative Amendments is conditioned upon the adoption of all of the amendments within that set of Alternative Amendments. In order to be adopted, all of the amendments contained in a set of Alternative Amendments must receive in excess of 50% of the votes of Units eligible to vote.



For example, a Limited Partner may vote "FOR" an individual proposal in the First Alternative Amendments and "AGAINST" the remaining proposals. Because the adoption of the entire set of amendments is conditional on each individual proposal receiving more than 50% of the votes of all the Units, it is possible that the Limited Partner's vote against (or abstention from voting on) such remaining proposals could have the effect of a vote against ALL of proposals in the First Alternative Amendments if the proposals which the Limited Partner votes against do not received the required vote for passage.


REQUIRED VOTE. In the event both sets of Alternative Amendments receive in excess of 50% of the votes of limited partnership units eligible to vote, the set of Alternative Amendments receiving the most votes in excess of 50% will be adopted.


EQUAL NUMBER OF VOTES CAST. In the event of an equal number of votes being cast sufficient for the adoption of both sets of Alternative Amendments, the General Partner will by random drawing select the set of Alternative Amendments to be adopted. In such random drawing, the words "First Alternative Amendments" and "Second Alternative Amendments" will be written on separate ballots and placed in separate sealed envelopes in a ballot box. A member of the management of the General Partner, in the presence of an independent third party, who will be either counsel to or auditors for the Partnership, will then draw the set of Alternative Amendments to be adopted.


NO INDICATION OF VOTE. If a Limited Partner returns a signed proxy card without indicating how such Limited Partner wishes to vote on either the First Alternative Amendments or the Second Alternative Amendments, the vote will be counted as a vote for both sets of Alternative Amendments.

IF NEITHER ALTERNATIVE AMENDMENTS ADOPTED. If neither the First Alternative Amendments nor the Second Alternative Amendments receives the affirmative vote of a majority in interest of the Units, the General Partner will continue to act as general partner of the Partnership in accordance with the Partnership Agreement.


ABSTENTIONS/BROKER NON-VOTES. With respect to each set of the Alternative Amendments, abstentions and broker non-votes will have the same effect as a vote against approval because more than 50% of the total number of outstanding eligible Units must approve one set of Alternative Amendments, rather than just a majority of those eligible Units present at the Special Meeting.

APPRAISAL RIGHTS. Section 17-212 of the Delaware Revised Uniform Limited Partnership Act provides that a partnership agreement may provide for contractual appraisal rights for a partnership interest in a limited partnership held by any class, group of partners, or partnership interests in connection with the amendment of a partnership agreement. Dissenters' rights granted to holders of corporate securities by state statute are not provided to limited partners under the Delaware Revised Uniform Limited Partnership Act. The Partnership Agreement does not provide for contractual appraisal rights in connection with the adoption of either set of Alternative Amendments. Therefore, in the event one of the sets of Alternative Amendments is adopted, Limited Partners who oppose the adoption of such set of Alternative Amendments will not have the right to dissent and demand payment in cash for the fair value of their Units.


PROXIES. Proxy holders will vote the eligible Units represented by valid proxies at the Special Meeting in accordance with the directions given on the Proxy Card and this Proxy Statement concerning voting with respect to each set of Alternative Amendments. Moreover, the proxy holders intend to vote such Units on any procedural matters coming before the Special Meeting in accordance with their best judgment. Unless indicated to the contrary thereon, the directions given on a Limited Partner's Proxy Card will be for all of such Limited Partner's eligible Units.


REVOCATION OF PROXIES. A Limited Partner may revoke its proxy at any time prior to the proxy holder's voting of the Units to which such proxy applies by: (i) submitting a proxy with a later date to the Information Agent, (ii) attending the Special Meeting and delivering a written notice of revocation of the proxy to the representative of the Information Agent present at the Special Meeting, or (iii) delivering a written notice of revocation of the proxy to the

Information Agent at the address set forth herein, to be received by the Information Agent on or before November 4, 1997.



LIST OF LIMITED PARTNERS. Limited Partners may obtain a list of the name and last known address of each partner in the Partnership by submitting a written request to Margaret T. Tamasitis, Assistant Secretary, Southeast Acquisitions, Inc., 250 King of Prussia Road, Radnor, PA 19087. Requests for lists must be accompanied by payment of the reasonable costs incurred by the General Partner to reproduce the list.



                               INFORMATION AGENT

The Information Agent may also participate in the solicitation of proxies. The Partnership has retained the Information Agent to distribute the attached letter from the General Partner, the attached notice of the Special Meeting, this Proxy Statement, and the Proxy Card (the "Proxy Materials") and to collect and tabulate completed Proxy Cards. Pursuant to the requirements of the Partnership Agreement, the Information Agent has mailed these documents by certified mail to each Limited Partner as of the Record Date at his record mailing address. As a result, the Information Agent has also distributed the Proxy Materials to various banks, brokerage firms, and other custodians, nominees, and fiduciaries that may hold Units on behalf of their beneficial holders (collectively, the "Nominee Holders"). The Partnership will also reimburse Nominee Holders for the reasonable expenses that they incur when forwarding the Proxy Materials to the beneficial owners of the Units. The Partnership will pay the Information Agent a fee of approximately $3,300 for such services and reimburse it for its out-of-pocket expenses. The Partnership will also reimburse Nominee Holders for the reasonable expenses that they incur when forwarding the attached letter from the General Partner and the Proxy Materials to the beneficial owners of the Units.


                      SOLICITATIONS BY THE GENERAL PARTNER

The directors, officers, and employees of the General Partner may solicit proxies for the Alternative Amendments by mail, personal interview, telephone, facsimile transmission, or other means. They will receive no additional compensation therefor.


                               OWNERSHIP OF UNITS


     The following table sets forth certain information regarding the beneficial ownership of the Units and the capital stock of the General Partner (the "SEA Shares"), respectively, as of September 22, 1997 by: (i) all persons who are beneficial owners of 5% or more of the Units or the SEA Shares, respectively,
(ii) all directors and executive officers of the General Partner, and (iii) all directors and executive officers of the General Partner as a group. The General Partner does not itself own any Units but does hold a partnership interest as a general partner. An affiliate of the General Partner owns 313 Units or 2.52% of the Units which it intends to vote in favor of both sets of Alternative Amendments. The disclosure that no person is the beneficial owner of 5% or more of the Units is based upon the Partnership not having received any Schedules 13D or 13G to the contrary on or before September 22, 1997. Unless stated otherwise, the persons named below possess sole voting and investment power with respect to the securities set forth opposite their names.

                                                          UNITS                    SEA SHARES
NAME AND ADDRESS OF BENEFICIAL OWNER            NUMBER            PERCENT      NUMBER     PERCENT
------------------------------------            ------            -------      ------     -------
Fidelity Mutual Life                             313               2.52%
  Insurance Company
Fidelity Enterprises, Inc.                                                       100        100%


                                     EXPERTS


The financial statements of the Partnership at December 31, 1996 and 1995 and for each of the three years in the period ended December 31, 1996 incorporated herein by reference have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon incorporated by reference herein in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing. Representatives of the firm of Ernst & Young LLP are expected to be present in person or by telephone at the Special Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.


                              AVAILABLE INFORMATION


The Partnership is subject to the informational requirements of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements, and other information with the Securities and Exchange Commission (the "Commission"). Reports, proxy statements, and other information that the Partnership has filed with the Commission may be inspected and copied at the public reference facilities that the Commission maintains at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549 and at the Commission's regional offices located at Room 3190, Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661 and 7 World Trade Center, 13th Floor, New York, New York 10048. In addition, such reports, proxy statements, and other information concerning the Partnership may be obtained from the Public Reference Section of the Commission, Washington, D.C. 20549 at prescribed rates. Additionally, the Partnership's reports, proxy statements, and other information filed with the Commission may also be inspected at the offices of the New York Stock Exchange at 20 Broad Street, New York, New York 10005. They are also available through the Commission's Web site at http://www.sec.gov.


                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


The Partnership hereby incorporates herein by reference the Financial Information (as hereinafter defined) appearing in: (i) the Partnership's Annual Report on Form 10-K for the year ended December 31, 1996, Commission File No. 0-18454 (as amended on July 15, 1997 and August 28, 1997) (ii) the Partnership's Quarterly Reports on Form 10-Q, for the quarters ended March 31, 1997 and June 30, 1997 and (iii) the Partnership's periodic reports, including amendments, if any, thereto filed with the Commission under the Exchange Act after the date hereof but on or before the Special Meeting. The Partnership also hereby incorporates herein by reference any current reports filed with the Commission after the date hereof but on or before the Special Meeting. Any statement contained herein or in a document incorporated by reference herein, however, shall be deemed to be modified or superseded for the purposes of this Proxy Statement to the extent that a statement contained in a subsequently dated document that is considered part of this Proxy Statement is inconsistent therewith. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement. The term "Financial Information" shall mean any financial statements, supplementary financial information, and management discussion and analysis of financial condition and results of operations.



Upon request and without charge, the Partnership will send to any Limited Partner a copy of any document incorporated herein by reference, excluding any exhibits to such document. Any such request should be made to the General Partner at the address or telephone number set forth on the back cover page of this Proxy Statement. The General Partner will fulfill each such request by mailing the requested document to the requesting Limited Partner by first class mail within one business day after receiving the request. Requests should be made to Margaret T. Tamasitis, Assistant Secretary, Southeast Acquisitions, Inc., 250 King of Prussia Road, Radnor, PA 19087 (610) 964-7234.

                                   APPENDIX I

                            GLOSSARY OF DEFINED TERMS

The following terms shall have the meanings specified in this Appendix for the purpose of the foregoing Proxy Statement.


"Acquisition Cost" means the price originally paid for a Partnership asset, including the value of any mortgages or liens on the asset assumed by the Partnership at the time of acquisition, excluding points and prepaid interest.


"Adjusted Capital Contributions" means an amount equal to the Capital Contributions made by the Limited Partners on the purchase of their Units, reduced by an amount equal to all distributions (other than distributions of Cash Flow) made to the Limited Partners under 3.1(a)(i) of the Partnership Agreement, but in no event an amount less than zero.



"Affiliate" (or "Affiliated Person") of a specified Person means (i) any Person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the specified Person; (ii) any Person owning or controlling 10% or more of the outstanding voting securities of the specified Person; (iii) any officer, director, or partner of the specified Person; and (iv) if the specified Person is an officer, director or partner, any company for which such a Person acts in any such capacity.


"Alternative Amendments" means the Alternative Amendments to the Partnership Agreement of Southeast Acquisitions III L.P.


"Capital Contribution" means the gross amount of investment in the Partnership by a Limited Partner or all Limited Partners, as the case may be (or the predecessor holders of the Units of any Partner or Partners).



"Cash Flow" means Partnership cash funds provided from operations (including lease payments on net leases from builders and sellers) without deduction for depreciation, but after deducting cash funds used to pay all other expenses, debt payments, capital improvements and replacements.






"Commission" means The Securities and Exchange Commission.

"Consulting Agreement" means the Consulting Agreement between Deborah J. Dillon, and the General Partner Southeast Acquisitions, Inc. by which Ms. Dillon agreed to act as Director of Operations under a performance-based consulting agreement.



"Cumulative Return" means an amount equal to 10% per year simple interest on the Adjusted Capital Contributions of the Limited Partners, calculated from the earlier of (i) the end of the calendar quarter in which the Capital Contributions were made or (ii) the Final Closing.


"Exchange Act" means The Securities and Exchange Act of 1934, as amended.

"Fidelity Mutual" means Fidelity Mutual Life Insurance Company, in Rehabilitation, which indirectly wholly owns Southeast Acquisitions Inc. as its subsidiary.


"Final Closing" means the last time at which subscriptions for Units were admitted as Limited Partners.



"Financing" (except for purposes of Section 4.3(o) of the Partnership Agreement) means any mortgage financing, refinancing, or borrowing secured by Partnership property.


"First Alternative Amendments" means the set of Alternative Amendments set forth on pages B-1 through B-3 of Exhibit B to this Proxy Statement.

"General Partner" means Southeast Acquisitions, Inc., a Delaware corporation.

"Information Agent" means D.F. King & Co., Inc.


"Interest" means the entire ownership interest of a Partner in the Partnership at any particular time, including the Partner's interest in Profits, Losses, distributions and capital and the right of such Partner to any and all benefits to which a Partner may be entitled as provided in this Agreement, together with the obligations of such Partner to comply with this Agreement. Reference to a majority in interest of the Limited Partners means Limited Parners whose combined Units represent over 50% of the Units of all Limited Partners.


"Kaiser" means Kaiser Steel Corporation

"Limited Partners" means the Limited partners of Southeast Acquisitions III,
L.P.


"New General Partner" means Southern Management Group, LLC, a Tennessee Limited Liability Company.


"Nominee Holders" means banks, brokerage firms, custodians, nominees, and fiduciaries that may hold Units on behalf of beneficial owners in Southeast Acquisitions III, L.P.


"Partner" or "Partners" means any General Partner or Limited Partner.



"Partnership Agreement" means the Restated Limited Partnership Agreement of Southeast Acquisitions III L.P.


"Partnership" means Southeast Acquisitions III, L.P.


"Person" means any individual, partnership, corporation, trust or other entity.


"Phoenix" means Phoenix Investment Company, a publicly owned Atlanta based real estate development company and investment firm.


"Property/Properties" means the Property/ies acquired by Southeast Acquisitions III, L.P., in the states of Georgia, Florida, South Carolina and Tennessee, referred to individually as "Property" or collectively as the "Properties"



"Proxy Card" means the proxy card distributed to all Limited Partners of Record for the purpose of instructing proxy-holders how to vote a Limited Partner's Units if that Partner cannot attend the vote personally.


"Proxy Materials" means collectively, the notice of the Special Meeting, the Proxy Statement, and Proxy Card distributed by the Partnership through its Information Agent.


"Proxy Statement" means this Proxy Statement distributed by the Partnership to all Limited Partners concerning the vote on the Alternative Amendments.



"Record Date" means September 22, 1997.


"SCDOT" means the South Carolina Department of Transportation.


"SEA Shares" means the capital stock of the General Partner.


"Second Alternative Amendments" means the set of Alternative Amendments set forth on pages B-4 through B-6 of Exhibit B to this Proxy Statement.

"SMG" means Southern Management Group, LLC.


"Special Meeting" means the meeting held at 2 p.m. (Central Standard
Time) on November 5, 1997 to consider and vote upon the Alternative Amendments to the Partnership Agreement.

"SV" means Southeast Venture Companies.


"SVC" means Southeast Venture Corporation, Inc., a Tennessee corporation which owns 49% of SMG.


"Units" means the Partnership's public offering of 12,400 units of limited partnership interest.


     "Unpaid Cumulative Return" as of any date means an amount equal to the Cumulative Return as of such a date less the sum of all distributions to the Limited Partners on or before such date under Section 3.1(a)(ii) of the Partnership Agreement of Southeast Acquisitions III, L.P. or, if made from Cash Flow, under Section 3.1(a)(i) of the Partnership Agreement, but in no event an amount less than zero.

                                    EXHIBIT A

                             PARTNERSHIP AGREEMENT

                               TABLE OF CONTENTS



SECTION              TITLE                                                 PAGE
-------              -----                                                 ----
INTRODUCTION ............................................................  A-1

ARTICLE I      ORGANIZATION .............................................  A-1
          1.1  Continuation .............................................  A-1
          1.2  Name .....................................................  A-1
          1.3  Term .....................................................  A-1
          1.4  Place of Business ........................................  A-1
          1.5  Registered Office and Registered Agent ...................  A-1
          1.6  Business .................................................  A-1

ARTICLE II     PARTNERS AND CAPITAL .....................................  A-1
          2.1  General Partner ..........................................  A-1
          2.2  Units ....................................................  A-2
          2.3  Capital Contributions of Limited Partners ................  A-2
          2.4  Limited Partners .........................................  A-2
          2.5  Partnership Capital ......................................  A-2
          2.6  Liability of Partners ....................................  A-2
          2.7  Capital Accounts .........................................  A-2

ARTICLE III    DISTRIBUTIONS, PROFITS AND LOSSES ........................  A-3
          3.1  Cash Distributions .......................................  A-3
          3.2  Profits and Losses .......................................  A-3
          3.3  Allocations and Distributions Among Limited Partners .....  A-4
          3.4  Other Allocations ........................................  A-4
          3.5  Syndication Expenses .....................................  A-5
          3.6  Recharacterization of Fees ...............................  A-5
          3.7  Income Offset ............................................  A-5
          3.8  Minimum Gain Chargeback ..................................  A-5

ARTICLE IV     MANAGEMENT ...............................................  A-5
          4.1  Exclusive Management Rights of General Partner ...........  A-5
          4.2  Authority of General Partner .............................  A-5
          4.3  Restrictions on Authority of General Partner .............  A-6
          4.4  Duties and Obligations of General Partner ................  A-8
          4.5  Compensation of General Partner ..........................  A-9
          4.6  Partnership Expenses .....................................  A-9
          4.7  Other Business of Partners ...............................  A-10
          4.8  Limitation on Responsibility of General Partner;
               Indemnification ..........................................  A-11

ARTICLE V      DISSOLUTION, CONTINUATION AND LIQUIDATION ................  A-12
          5.1  Dissolution ..............................................  A-12
          5.2  Continuation .............................................  A-12
          5.3  Valuation of Interest of General Partner .................  A-12
          5.4  Liquidation ..............................................  A-13

ARTICLE VI     TRANSFER OF UNITS ........................................  A-14
          6.1  Assignment of Units ......................................  A-14
          6.2  Substituted Limited Partners .............................  A-14
          6.3  Death, Incompetency or Bankruptcy of Limited Partners ....  A-15
          6.4  Transfer Fee .............................................  A-15

ARTICLE VII    ACCOUNTING AND FISCAL MATTERS ............................  A-15
          7.1  Partnership Records ......................................  A-15
          7.2  Accounting and Fiscal Year ...............................  A-15
          7.3  Bank Accounts and Investments ............................  A-15
          7.4  Reports ..................................................  A-15

ARTICLE VIII   MEETINGS AND VOTING RIGHTS OF LIMITED PARTNERS ...........  A-16
          8.1  Meetings .................................................  A-16
          8.2  Voting Rights of Limited Partners ........................  A-17

ARTICLE IX     MISCELLANEOUS ............................................  A-17
          9.1  Appointment of General Partner as Attorney-in-Fact .......  A-17
          9.2  Amendments ...............................................  A-18
          9.3  Security Interest and Right of Setoff ....................  A-19
          9.4  Ownership by Limited Partner of Interest in General
               Partner or Affiliates ....................................  A-19
          9.5  Parties Bound ............................................  A-19
          9.6  Governing Law; Construction ..............................  A-19

ARTICLE X      DEFINITIONS ..............................................  A-19
         10.1  Defined Terms ............................................  A-19

                     RESTATED LIMITED PARTNERSHIP AGREEMENT
                       OF SOUTHEAST ACQUISITIONS III, L.P.

      This Restated Limited Partnership Agreement is made as of the 1st day of June 1989, by Southeast Acquisitions, Inc., a Delaware corporation, as general partner, F M Initial, Inc., as the initial limited partner, and the Persons who on or after the execution of this Agreement are admitted as limited partners of the Partnership.

                                  INTRODUCTION

      On November 4, 1988, Southeast Acquisitions, Inc., as general partner, and F M Initial, Inc. ("FMI"), as initial limited partner, formed a Delaware limited partnership (the "Partnership") named Southeast Acquisitions III, L.P. by the filing of a certificate of limited partnership in the Office of the Secretary of State of Delaware. The parties hereto desire to effect the withdrawal of FMI as initial limited partner of the Partnership, the admission of the purchasers of the Partnership's Units of limited partnership interest as the limited partners of the Partnership and the amendment of the agreement among the Partners to read in its entirety as set forth in Articles I through X hereof. To accomplish this, it is agreed that:

      1. The Persons whose subscriptions for Units have been accepted by the General Partner and who are reflected in the records of the Partnership as purchasing Units on the date hereof are hereby admitted as limited partners of the Partnership.

      2. FMI hereby withdraws as a limited partner of the Partnership and is released from all its obligations to the Partnership as the initial limited partner. The Partnership shall promptly return FMI's capital contribution as initial limited partner.

      3. The agreement among the Partners of the Partnership is hereby amended to read in its entirety as set forth in Articles I through X hereof.

                                    ARTICLE I

                                  ORGANIZATION

      1.1. CONTINUATION. The Partnership shall continue as a limited partnership under the Delaware Revised Uniform Limited Partnership Act.

      1.2. NAME. The name of the Partnership shall be Southeast Acquisitions III, L.P., or such other name as may be selected by the General Partner, who shall give notice of any change to the Limited Partners.

      1.3. TERM. The Partnership shall exist for a term ending December 31, 1999, at which time it shall be dissolved, unless sooner dissolved as provided in this Agreement.

      1.4. PLACE OF BUSINESS. The principal place of business of the Partnership shall be at 250 King of Prussia Road, Radnor, Pennsylvania 19087, or at another location selected by the General Partner, who shall give notice of any change to the Limited Partners. The Partnership may have such additional offices or places of business as the General Partner may determine.

      1.5. REGISTERED OFFICE AND REGISTERED AGENT. The Partnership's registered office in the State of Delaware and its registered agent at such office shall be determined by the General Partner.

      1.6. BUSINESS. The business of the Partnership is to acquire, hold, maintain, develop, operate, improve, lease, finance, refinance, sell, dispose of, borrow money in connection with, and to otherwise deal with, real estate, and to engage in any other activities related or incidental thereto. The Partnership shall not engage in any other business or activity.

                                   ARTICLE II

                              PARTNERS AND CAPITAL

      2.1. GENERAL PARTNER. The General Partner is Southeast Acquisitions, Inc., a Delaware corporation, 250 King of Prussia Road, Radnor, Pennsylvania 19087. The General Partner has contributed

$1,000 to the capital of the Partnership. Except as set forth in Section 5.4(e), the General Partner shall not be required to make any additional contribution to the capital of the Partnership.

      2.2. UNITS. The Partnership is authorized to offer and sell not less than 6,215 and not more than 12,400 Units of limited partnership interest and to admit as Limited Partners the Persons who contribute cash to the capital of the Partnership as the purchase price for the Units The Partnership may sell fractional Units, in which event the payment for (and the rights and other obligations attributable to) each fractional Unit will be the pro rata portion of those indicated for a whole Unit.

      2.3. CAPITAL CONTRIBUTIONS OF LIMITED PARTNERS. Each Limited Partner shall make a Capital Contribution of $1,000 as the purchase price for each Unit which he purchases from the Partnership, except that, as set forth in the Prospectus, the General Partner and its Affiliates may purchase up to an aggregate of $1,000,000 of Units for $915 per Unit. The Capital Contributions of the Limited Partners shall be made in cash. Except as required by the Act, each Unit shall be fully paid and non-assessable, and no assessments for payments by the Limited Partners will be made by the General Partner.

      2.4. LIMITED PARTNERS. (a) The Limited Partners shall be the Persons identified from time to time as Limited Partners on the records of the Partnership and shall be admitted as Limited Partners when their admission is consented to by the General Partner and reflected in the records of the Partnership.

      (b) Purchasers of Units from the Partnership shall be admitted as Limited Partners not later than 15 days after the release from impound of their funds to the Partnership. The General Partner shall determine whether subscriptions will be accepted or rejected within 30 days of their receipt; if a subscription is rejected, the subscription funds shall be returned to the subscriber within ten business days thereafter.

      2.5. PARTNERSHIP CAPITAL. No Partner shall be paid interest on any contribution to the capital of the Partnership. The Partnership shall not redeem or repurchase any Units. No Partner shall have the right to reduce, withdraw, or receive any return of, or on, his contribution to the capital of the Partnership, except as provided in this Agreement. No Partner shall have the right to bring an action for partition against the Partnership.

      2.6. LIABILITY OF PARTNERS. (a) A Limited Partner, as such, shall be liable only to make his Capital Contribution for his Units and shall not be required to lend any funds to the Partnership or, after his Capital Contribution has been paid, to make any further Capital Contribution to the Partnership or to repay to the Partnership, any Partner or any creditor of the Partnership any portion of any negative balance of his Capital Account. However, in accordance with Delaware law, a Limited Partner may, under certain circumstances, be required to return to the Partnership amounts previously distributed to him. If any Limited Partner becomes obligated to make any such return, such obligation shall be the obligation of the Limited Partner and not of the General Partner.

      (b) The General Partner shall have no personal liability for the repayment of the Capital Contribution of any Limited Partner or to repay to the Partnership any portion or all of any negative balance of its, or any other Partner's, Capital Account, except as provided in Section 5.4(e).

     2.7. CAPITAL ACCOUNTS. (a) A Capital Account shall be established for each Partner. To each Partner's Capital Account there shall be credited such Partner's contributions to the capital of the Partnership, such Partner's distributive share of Profits, and any items in the nature of income or gain that are specially allocated pursuant to Sections 3.7 and 3.8, and the amount of any Partnership liabilities that are assumed by such Partner or that are secured by any Partnership property distributed to such Partner. To each Partner's Capital Account there shall be debited distributions to such Partner pursuant to this Agreement, such Partner's distributive share of Losses, any items in the nature of expenses or losses that are specially allocated pursuant to Section 3.5, and the amount of any liabilities of such Partner that are assumed by the Partnership or that are secured by any property contributed by such Partner to the Partnership.

      (b) If any Interest in the Partnership is transferred in accordance with this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred Interest.

      (c) The provisions of this Agreement relating to the maintenance of Capital are intended to comply with Treasury Regulations Section 1.704-1(b), and shall be interpreted and applied in a manner consistent with such Regulation. If the General Partner determines that it is prudent to modify the manner in which the Capital Accounts, or any debits or credits thereto, are computed in order to comply with such Regulation, the General Partner may make such modification, provided that it is not likely to have a material effect on the distribution to any Partner pursuant to Section 5.4(a) on the liquidation of the Partnership or of a Partner's interest therein. The General Partner shall adjust the amounts debited or credited to Capital Accounts with respect to (i) any property contributed to the Partnership or distributed to the Partners, and (ii) any liabilities that are secured by such contributed or distributed property or that are assumed by the Partnership or the General Partner, in the event the General Partner determines such adjustments are necessary or appropriate pursuant to Treasury Regulations
Section 1.704-1(b)(2)(iv). The General Partner also shall make any appropriate modifications in the event unanticipated events might otherwise cause this Agreement not to comply with Treasury Regulations Section 1.704-1(b).

                                   ARTICLE III

                        DISTRIBUTIONS, PROFITS AND LOSSES

      3.1. CASH DISTRIBUTIONS. (a) Subject to Section 3.11(b), cash distributions shall be made in the following order of priority:

            (i) 100% to the Limited Partners (in proportion to their Units) until the Limited Partners have received aggregate distributions under this Section 3.1(a)(i) in a total amount equal to the Capital Contributions made by the Limited Partners on the purchase of their Units;

            (ii) 100% to the Limited Partners (in proportion to their Units) until the Limited Partners have received an amount equal to the Unpaid Cumulative Return as of the end of such quarter;

            (iii) then 70% to the Limited Partners (in proportion to their Units) and 30% to the General Partner;

      (b) Amounts distributed in connection with the liquidation of the Partnership or a Partner's Interest (within the meaning of Treasury Regulations
Section 1.704-1(b)(2)(ii)) shall be distributed in accordance with the Partner's positive Capital Account as adjusted for all operations and transactions preceding such distribution.

      (c) Any amounts withheld pursuant to Section 4.2(a)(xii) shall be treated as amounts distributed to the Partners for all purposes under this Agreement. Amounts treated as distributed to a Partner pursuant to this Section 3.1(c) shall reduce the amounts otherwise distributed to such Partner pursuant to this Agreement.

      (d) Notwithstanding Section 3.1(a), the Limited Partners will receive 100% of all distributions from Cash Flow, if any

      3.2. PROFITS AND LOSSES. (a) Profits and Losses of the Partnership shall be determined and allocated for each fiscal year of the Partnership as of the end of such year. Notwithstanding anything to the contrary in this Section 3.2, for each fiscal year at least 1% of the Partnership's Profits or Losses, as the case may be, shall be allocated to the General Partner; and for 1989 Profits or Losses allocable pursuant to Section 3.2(b) or (c) to the Limited Partners shall be ratably apportioned to and among each day for the period such items are being apportioned and the Limited Partners' Profit or Losses for each day shall be apportioned among the Limited Partners in accordance with their respective number of Units on such day:

      (b) Profits for a fiscal year not arising from a Sale shall be allocated in the following order of priority:

            (i) Profits shall be allocated to each Partner in an amount equal to the amount of cash distributed to him for that year. If the Profits available to be so allocated are less than the amount of cash distributed to all Partners for such year, then such Profits shall be allocated to the Partners in proportion to their respective shares of such cash.

            (ii) Profits shall be allocated to each Partner in an amount equal to the negative amount, if any, of his Capital Account. If the Profits available to be so allocated are less than the sum of all Partners' negative Capital Accounts, then such Profits shall be allocated to the Partners in proportion to the negative amounts of their respective Capital Accounts.

          (iii) Any remaining Profits shall be allocated in the same proportions that cash distributions equal to such remaining Profits would be distributed pursuant to Section 3.1(a) without regard to Section 3.1(b).

      (c) Losses not arising from a Sale shall be allocated 99% to the Limited Partners (in proportion to their Units) and 1% to the General Partner.

      (d) Profits arising from a Sale shall be allocated in the following order of priority:

            (i) Profits shall be allocated to each Partner in an amount equal to the negative amount, if any, of his Capital Account. If the Profits available to be so allocated are less than the sum of all Partners' negative Capital Accounts, then such Profits shall be allocated to the Partners in proportion to the negative amounts of their respective Capital Accounts.

            (ii) An amount of Profits equal to the excess of (A) the Sale proceeds that would be distributed to the Partners with respect to such Sale pursuant to Section 3.1(a) (without regard to Section 3.1(b)) over
      (B) the aggregate Capital Accounts (as adjusted to reflect the allocation of Profits pursuant to Section 3.2(d)(i)) of all Partners shall be allocated among the Partners in proportion to their respective shares of such excess.

            (iii) Any remaining Profits shall be allocated in the same proportions that cash distributions equal to such remaining Profits would be distributed pursuant to Section 3.1(a) without regard to Section 3.1(b).

      (e) Losses arising from a Sale shall be allocated in the following order of priority:

            (i) Losses shall be allocated to each Partner in an amount equal to the positive amount, if any, of his Capital Account. If the Losses available to be so allocated are less than the sum of all Partners' positive Capital Accounts, then such Losses shall be allocated to the Partners in proportion to the positive amounts of their respective Capital Accounts.

            (ii) Any remaining Losses shall be allocated 99% to the Limited Partners (in proportion to their Units) and 1% to the General Partner.

      3.3. ALLOCATIONS AND DISTRIBUTIONS AMONG LIMITED PARTNERS. (a) Except as provided in Section 3.3(b), Profits and Losses not arising from a Sale allocable to the Limited Partners shall be allocated, and cash distributions not arising from a Sale or Financing distributable to the Limited Partners shall be distributed, to the Persons recognized as the holders of Units as of the last day of the fiscal period for which such allocation or distribution is to be made.

      (b) Profits or Losses not arising from a Sale for a fiscal year allocable to any Unit which has been transferred during such year shall be divided and allocated between the transferor and the transferee based on the number of quarterly periods that each was recognized as the holder of the Unit, without regard to whether Partnership operations during particular quarterly periods of such fiscal year produced Profits or Losses or cash distributions.

      (c) Profits or Losses arising from a Sale allocable to the Limited Partners shall be allocated, and all Sale or Financing proceeds distributable to the Limited Partners shall be distributed, to the Persons recognized as the holders of Units as of the date of such Sale or Financing, except that Profits or Losses which are attributable to, and Sale proceeds which represent, Sale proceeds not received by the Partnership as cash on a Sale but later received as a result of an installment or other deferred sale, shall be allocated or distributed, as the case may be, to the Persons recognized as the holders of Units as of the date such Sale proceeds are received by the Partnership.

      3.4. OTHER ALLOCATIONS. Any allocations not otherwise provided for shall be divided among the Partners in the same proportions as they share Profits or Losses, as the case may be, for the period.

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      3.5. SYNDICATION EXPENSES. "Syndication Expenses" means all expenditures classified as syndication expenses pursuant to Treasury Regulations Section 1.709-2(b). Syndication Expenses shall be taken into account under this Agreement at the time they would be taken into account under the Partnership's method of accounting if they were deductible expenses. Syndication Expenses shall be specially allocated to the Limited Partners in proportion to their Units.

      3.6. RECHARACTERIZATION OF FEES. Any fees paid to the General Partner or any of its Affiliates which are disallowed as deductible expenses by the Internal Revenue Service shall constitute special allocations of gross income to the General Partner for income tax purposes.

      3.7. INCOME OFFSET. If any Partners unexpectedly receive any adjustments, allocations, or distributions described in Treasury Regulations Section 1.704-1(b)(2)(ii)(d)(4) or (5) or (6), Profits shall be specially allocated to each such Partner in an amount and manner sufficient to eliminate the deficit balances in their Capital Accounts created thereby as quickly as possible. Any special allocations of items of income or gain pursuant to this Section 3.7 shall be taken into account in computing subsequent allocations of Profits pursuant to this Article III, so that the net amount of any items so allocated and the Profits, Losses, and all other items allocated to each Partner pursuant to this Article III shall, to the extent possible, be equal to the net amount that would have been allocated to each such Partner pursuant to this Article III if such unexpected adjustments, allocations or distributions had not occurred.

      3.8. MINIMUM GAIN CHARGEBACK. In the event of a net decrease in Partnership "minimum gain" (within the meaning of Section 1.704-1(b)(4)(iv)(C) of the Treasury Regulations) during any fiscal year of the Partnership, all Partners with a deficit Capital Account balance at the end of such year (excluding from each Partner's deficit Capital Account balance any amount that such Partner is obligated to restore hereunder) will be allocated, before any other allocation, Profits for such year (and, if necessary, subsequent taxable years) in the amount and in the proportions needed to eliminate such deficits as quickly as possible.

                                   ARTICLE IV

                                   MANAGEMENT

     4.1. EXCLUSIVE MANAGEMENT RIGHTS OF GENERAL PARTNER. Subject to this Agreement and the Act, the General Partner shall have complete authority over and exclusive control and management of the business and affairs of the Partnership. The Limited Partners, as such, shall not take part in, or at any time interfere in any manner with, the management, conduct or control of the Partnership's business or operations and shall have no right or authority to act for or bind the Partnership. Except as expressly provided in Sections 5.2 and 8.2, the Limited Partners have no right to remove the General Partner, to compel the General Partner's withdrawal from the Partnership or to elect other General Partners.

      4.2. AUTHORITY OF GENERAL PARTNER. (a) Subject only to this Agreement and the Act, in connection with the management of the Partnership, the General Partner shall have and may exercise all of the rights, powers and privileges of a general partner of a partnership without limited partners, including without limitation the right, if, as and when the General Partner may deem necessary or appropriate for the business of the Partnership, on behalf of, and at the expense of, the Partnership to:

            (i) Acquire, through purchase, lease, exchange or otherwise, or otherwise make investments in, any real or personal property.

            (ii) Operate, maintain, develop, improve, finance, refinance, own, grant options with respect to, sell, convey, assign, mortgage, exchange or lease and have constructed any real estate and any personal property.

            (iii) Execute any agreements, contracts, documents, certifications and other instruments, and any deeds, leases, mortgages, mortgage notes, bills of sale, contracts or other instruments purporting to convey, exchange or encumber the real or personal property of the Partnership.

            (iv) Borrow money and issue evidences of indebtedness and secure the same by mortgage, pledge or other lien on any properties or other assets of the Partnership.

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            (v) Prepay in whole or in part, refinance, recast, increase, modify or extend any mortgage affecting the Partnership's property and in connection therewith execute any extensions, consolidations, modifications or renewals of mortgages on the property.

            (vi) Require in all Partnership obligations that the General Partner shall not have any personal liability thereon but that the person or entity contracting with the Partnership is to look solely to the Partnership and its assets for satisfaction; provided, however, that the inclusion of such provisions shall not affect the cost of the service or material being supplied.

            (vii) Engage in any kind of activity and perform and carry out contracts of any kind.

            (viii) Deal with, or otherwise engage in business with, any Person who has dealt with or engaged in business with or may in the future deal with or engage in business with the General Partner or its Affiliates. No such dealing or engaging in business may involve any arrangement which would circumvent any of the provisions of this Agreement, including the restrictions against dealing with the General Partner or its Affiliates.

            (ix) Execute a Dealer Manager Agreement with First Radnor Equities, Inc. (an Affiliate of the General Partner) pursuant to which said firm will assist the Partnership in the sale of Units and be paid selling commissions and allowances therefor and be indemnified against certain liabilities.

            (x) Establish, maintain, increase, decrease and eliminate reserves for working capital and contingent liabilities and to pay taxes, insurance, debt service, repairs, replacements, renewals or other obligations, costs or expenses.

            (xi) Make and revoke any election permitted to the Partnership by any taxing authority in such manner as the General Partner, in its sole discretion, may decide.

            (xii) Withhold income taxes as required by, and otherwise comply with and take actions necessary as a result of, the Code or any state or other tax law requiring withholding.

      (b) Any Person dealing with the Partnership or the General Partner may rely on a certificate signed by the General Partner as to (i) the identity of any General Partner or Limited Partner; (ii) the existence or non-existence of any facts which constitute a condition precedent to acts by the General Partner or in any other manner germane to the affairs of the Partnership; (iii) the Persons who are authorized to execute and deliver any instrument or document for the Partnership; or (iv) any act or failure to act by the Partnership or as to any other matter involving the Partnership or any Partner.

      4.3. RESTRICTIONS ON AUTHORITY OF GENERAL PARTNER. (a) Without the Consent of all the Limited Partners the General Partner shall not have the authority to
(i) do any act in contravention of this Agreement or the Act; (ii) possess Partnership property, or assign its rights in specific Partnership property, for other than a Partnership purpose; (iii) admit a Person as a General or Limited Partner, except as provided in this Agreement; (iv) knowingly perform any act that would subject any Limited Partner to liability as a general partner in any jurisdiction; or (v) alter the business of the Partnership as set forth in
Section 1.6 or cause the Partnership to purchase any real estate other than as provided in the Prospectus.

      (b) Without the Consent of a majority in interest of the Limited Partners, the General Partner shall not have the authority to sell all or substantially all the assets of the Partnership in a single sale, except that the General Partner may sell such assets without such consent (A) in connection with the liquidation of the Partnership under Section 5.4 or (B) if the net proceeds of such sale, when distributed in accordance with Section 3.1, will be sufficient to provide the Limited Partners with distributions equal to the Unpaid Cumulative Return plus their Adjusted Capital Contributions.

      (c) The Partnership shall not purchase or lease property in which the General Partner or its Affiliates have an interest except as set forth under "The Properties" in the Prospectus.

      (d) The Partnership shall not sell or lease property to the General Partner or its Affiliates.

      (e) The Partnership shall not acquire property from a real estate program in which the General Partner or its Affiliates have an interest.

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      (f) The Partnership shall not acquire property in exchange for Units.

      (g) The Partnership shall not give the General Partner or its Affiliates an exclusive right to sell or exclusive employment to sell property for the Partnership.

      (h) The Partnership shall not pay, directly or indirectly, a commission or fee (except as permitted under this Agreement) to the General Partner or its Affiliates in connection with the reinvestment or distribution of the proceeds of the resale, exchange, or refinancing of the Partnership's properties.

      (i) No rebates or give-ups may be received by the General Partner or its Affiliates, nor may the General Partner or its Affiliates participate in any reciprocal business arrangements which would circumvent any of the provisions of this Agreement, including the restrictions against dealing with the General Partner or its Affiliates.

      (j) The General Partner and its Affiliates shall not directly or indirectly pay or award any commissions or other compensation to any Person engaged by a potential Limited Partner for investment advice as an inducement to such adviser to advise the purchase of Units; however, this Section 4.3(j) shall not prohibit the normal sales commissions and allowances payable to a registered broker-dealer or other properly licensed Person for selling Units.

      (k) The funds of the Partnership shall not be commingled with the funds of any other Person.

      (1) The Partnership shall not invest in real estate limited partnerships, general partnerships or joint ventures.

      (m) The Partnership shall not make loans to the General Partner or its Affiliates.

      (n) Neither the General Partner nor its Affiliates shall lend money to the Partnership if interest rates and other financing charges and fees in connection with such loan are in excess of the amount which would be charged by unrelated lending institutions on comparable loans for the same purpose (in the locality of the property if the loan is made in connection with a particular property) or make loans with a prepayment charge or penalty which are secured by either a first or junior or all-inclusive or wraparound trust deed, mortgage or encumbrance except to the extent that such prepayment charge or penalty is attributable to an underlying encumbrance.

      (o) Neither the General Partner nor its Affiliates shall provide Financing to the Partnership. For purposes of this Section 4.3(o), "Financing" is indebtedness encumbering Partnership properties or incurred by the Partnership, the principal amount of which is scheduled to be paid over a period of not less than 48 months, and not more than 50 percent of the principal amount of which is scheduled to be paid during the first 24 months.

      (p) Neither the General Partner nor its Affiliates shall enter into an agreement or contract with the Partnership for the General Partner or its Affiliates to develop or construct improvements on the Partnership's properties.

      (q) Cash Flow from operations and Sale or Financing proceeds shall not be used to acquire real property.

      (r) Other than as authorized in this Agreement or the Prospectus, the General Partner shall not enter into any agreement, contract or arrangement on behalf of the Partnership providing for compensation to the General Partner or its Affiliates for performing services or selling or leasing goods to the Partnership.

      (s) The General Partner shall not voluntarily withdraw, retire or resign as general partner of the Partnership, or assign, transfer or otherwise dispose of all or any part of its general partner interest (and no assignee or transferee of all or any part of the general partner interest of a General Partner shall have any right to become a General Partner) unless:

            (i) the General Partner obtains the Consent of a majority in interest of the Limited Partners;

            (ii) in the case of withdrawal, retirement or resignation, if the General Partner is the only general partner of the Partnership, the General Partner provides an additional or successor general partner

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


      who is approved by the Consent of a majority in interest of the Limited Partners and who agrees in writing to be bound by this Agreement; and

            (iii) the Partnership receives an opinion of independent counsel to the effect that such withdrawal, retirement, resignation, assignment, transfer or other disposition would not subject the Partnership to federal income taxation as an association taxable as a corporation rather than as a partnership and would not have a material adverse effect on the Limited Partners by reason of a termination of the Partnership for federal income tax purposes.

      (t) In connection with the borrowing of money, recourse for the payment of which is limited solely to property of the Partnership, no lender shall be granted or acquire, at any time as a result of making such a loan, any direct or indirect interest in the profits, capital or property of the Partnership other than as a secured creditor.

      (u) The General Partner and its Affiliates shall not provide insurance brokerage services in connection with obtaining insurance on the Partnerships property.

      (v) Following the Final Closing the total amount of indebtedness incurred by the Partnership shall at no time exceed the sum of 85% of the aggregate Purchase Price of all properties which have not been refinanced, and 85% of the aggregate fair market value of all refinanced properties, as determined by the lender as of the date of refinancing. For purposes of this Section 4.3(v) only, "indebtedness" shall include the principal of any loan together with any interest that may be deferred pursuant to the terms of the loan agreement which exceeds 5% per annum of the principal balance of such indebtedness (excluding contingent participations in income and/or appreciation in the value of the Partnership property); and shall exclude any indebtedness incurred by the Partnership for necessary working capital.

      4.4. DUTIES AND OBLIGATIONS OF GENERAL PARTNER. (a) The General Partner shall devote to the Partnership such time as may be necessary for the proper performance of its duties hereunder, but the officers, directors and employees of the General Partner shall not be required to devote their full time to the performance of such duties.

      (b) The General Partner shall have fiduciary responsibility for the safekeeping and use of all funds and assets of the Partnership, whether or not in the General Partner's possession or control. The General Partner shall not employ, or permit another to employ, such funds or assets in any manner except for the exclusive benefit of the Partnership. The Limited Partners may not contract away the fiduciary duty owed to them by the General Partner under the common law.

      (c) The General Partner shall commit at least 85% of the Limited Partners' Capital Contributions toward Investment in Property. If the total amount of Front-End Fees must be reduced in order to enable the Partnership to commit this percentage of the Limited Partners' Capital Contributions to Investment in Property, the General Partner shall, and shall cause its Affiliates or other Persons to, reimburse the Partnership for such amount of Front-End Fees received by them as is necessary to enable the Partnership to meet such requirement.

      (d) The General Partner shall establish initial reserves (for normal repairs, replacements and contingencies) out of the Limited Partners' Capital Contributions in an amount not less than 3% of the gross proceeds from the sale of the Units and thereafter shall maintain reserves in such amounts as it deems appropriate from time to time.

      (e) The General Partner shall use its best efforts to maintain at all times a net worth at a level sufficient to enable the Partnership either to avoid having the corporate characteristic of limited liability for federal income tax purposes or to avoid being treated as an association taxable as a corporation for federal income tax purposes.

      (f) The General Partner shall take all action which may be necessary or appropriate for the continuation of the Partnership's valid existence as a limited partnership under the Act.

      (g) The General Partner shall prepare or have prepared and shall file on or before the due date (or any extension thereof) any federal, state or local tax returns required to be filed by the Partnership. The General Partner shall cause the Partnership to pay any taxes payable by the Partnership.

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
      (h) The General Partner shall be the "tax matters partner" under the Code and shall manage administrative tax proceedings conducted at the Partnership level by the Internal Revenue Service with respect to Partnership matters. However, any Partner shall have the right to participate in such administrative proceedings relating to the determination of partnership items at the Partnership level. Expenses of such administrative proceedings undertaken by the tax matters partner will be paid by the Partnership subject to any requirements of Section 4.8. Each Limited Partner who elects to participate in such proceedings will be responsible for any expenses incurred by him in connection with such participation. The cost of any resulting audits or adjustments of a Limited Partner's tax return, will be borne solely by the affected Limited Partner.

      (i) The General Partner shall use its best efforts to obtain and keep in force during the term hereof such public liability insurance in favor of the Partnership with such insurers and in such amounts as the General Partner deems advisable, but in amounts not less (and with deductible amounts not greater) than those customarily maintained with respect to properties comparable to the Partnership's property.

      (j) The General Partner shall use its best efforts to assure that the Partnership will not be deemed an investment company as such term is defined in the Investment Company Act of 1940.

      4.5. COMPENSATION OF GENERAL PARTNER. (a) Subject to Section 4.4(c), the Partnership shall pay to the General Partner in compensation for services rendered in evaluating, selecting and acquiring the Partnership's properties, an Acquisition Fee equal to 2.84% of the Limited Partners' Capital Contributions. Such fee shall be paid at each closing of the sale of Units.

      (b) For the services to be performed by the General Partner in connection with the management and administration of the Partnership, the Partnership shall pay the General Partner an annual management fee equal to 1/4 of 1 % of the cost of the Partnership's properties, commencing on the date hereof and continuing, with respect to each property, until such time as the property is sold or improvement of the property commences by the Partnership. In no event shall this fee, with respect to any property, exceed a cumulative total of 2% of the original cost of the property. The management fee shall be paid to the General Partner for such services on conclusion of each calendar quarter. If the Partnership does not have sufficient cash to pay the management fee for any quarter or if the Partnership's reserves are less than 1/2 of 1% of the Limited Partners' Capital Contributions, such fee shall be accrued (without interest) as a debt of the Partnership, payable out of Sale or Financing proceeds after the Limited Partners have received distributions in a total amount equal to the aggregate amount paid by them to the Partnership for their Units.

      (c) If the General Partner or its Affiliates provide a substantial amount of the services in the sales effort for the sale of a Partnership property, they may receive up to one-half of the competitive real estate commission (that real estate or brokerage commission paid for the purchase or sale of property which is reasonable, customary and competitive in light of the size, type and location of the property), not to exceed 3%, which amount shall not be paid until the Limited Partners have received distributions equal to their Capital Contributions plus the Cumulative Return. If the General Partner or its Affiliates participate with an independent broker on such sale, the subordination requirement shall apply only to the commission earned by the General Partner or its Affiliates. The total compensation paid to all Persons for the sale of a Partnership property shall be limited to a competitive real estate commission, not to exceed 10% of the contract price for the sale of the property, and if such compensation to all Persons for the sale of a Partnership property exceeds 6%, then, notwithstanding the other provisions of this Section 4.5(c), the General Partner and its Affiliates shall not receive any compensation for such sale and such compensation for such sale shall be paid only to Persons other than the General Partner and its Affiliates.

      (d) For services rendered in connection with the organization of the Partnership, the General Partner shall receive an Organization Fee equal to 0.4% of the gross proceeds to the Partnership from the sale of the Units. Such fee shall be paid at each closing of the sale of Units.

      4.6. PARTNERSHIP EXPENSES. (a) The General Partner or its Affiliates shall bear, and shall pay or reimburse the Partnership for, all Organization and Offering Expenses in excess of 12.16% of the gross proceeds to the Partnership from the sale of the Units. Subject to Section 4.4(c), the Partnership shall bear, and shall pay or reimburse the General Partner or its Affiliates for, the actual cost of all other Organization and Offering Expenses.

      (b) All expenses of the Partnership shall be billed directly to and paid by the Partnership. In addition to reimbursement under Section 4.6(a), the General Partner and its Affiliates shall be reimbursed for the actual cost of goods and materials used for or by the Partnership and obtained from entities unaffiliated with the General Partner; and the General Partner and its Affiliates shall be reimbursed for their services necessary to the prudent operation of the Partnership, provided that the reimbursement for such services shall be at the lower of the General Partner's (or its Affiliate's) actual cost or the amount the Partnership would be required to pay to independent parties for comparable administrative services in the same geographic location. No reimbursement shall be permitted for services for which the General Partner or its Affiliates are entitled to compensation by way of a separate fee. The following shall be excluded from allowable reimbursements under this Section 4.6(b): (A) rent or depreciation, utilities, capital equipment and other similar administrative items of the General Partner or its Affiliates, and (B) salaries, fringe benefits, travel expenses and other similar administrative items incurred by or allocated to any Controlling Persons of the General Partner or its Affiliates. Subject to (and only in accordance with) the foregoing, the Partnership shall pay (or reimburse the General Partner and its Affiliates for) the actual cost of all expenses related to the administration and operation of the Partnership, including without limitation:

            (i) all costs of personnel involved in the business of the Partnership;

            (ii) all taxes and assessments applicable to the Partnership;

            (iii) legal, appraisal, audit, accounting and other professional fees;

            (iv) printing and other expenses incurred in connection with the issuance, distribution, transfer, registration and recording of documents evidencing ownership of Units;

            (v) fees and expenses paid to independent contractors, mortgage bankers, brokers, leasing agents, consultants, insurance brokers and other agents;

            (vi) expenses of organizing, revising, amending, converting, modifying or terminating the Partnership;

            (vii) costs incurred in selling or financing the Partnership's property, including the cost of preparation and dissemination of the informational material and documentation relating to potential sale, financing or other disposition of the property;

            (viii) costs incurred in connection with any actual or threatened litigation in which the Partnership is involved or proceedings conducted by any regulatory agency, including legal and accounting fees incurred in connection therewith;

            (ix) costs of any computer equipment or services used for or by the Partnership;

            (x) costs of any accounting, statistical or bookkeeping services or equipment necessary for the maintenance of the books and records of the Partnership;

            (xi) costs of investor communications and relations and regulatory and tax reports; and

            (xii) such other related expenses as are necessary to the prudent operation of the Partnership.

      (c) In the Partnership's annual report to the Limited Partners, there shall be provided a breakdown of reimbursements made to the General Partner and its Affiliates.

      (d) If the Partnership does not have sufficient cash to make such reimbursement at any time, or, even if it does, such reimbursement may be accrued as a debt of the Partnership payable out of future available cash, if the General Partner determines that such action is in the best interests of the Partnership.

      4.7. OTHER BUSINESS OF PARTNERS. Any Partner may engage independently or with others in other business ventures of every nature and description, including, without limitation, the rendering of advice or services of any kind to others and the making or management of other investments, including invest-ments in real estate. Nothing in this Agreement shall be deemed to prohibit the General Partner or any Affiliate of the General Partner from dealing, or otherwise engaging in business with, Persons transacting business with the Partnership or from providing services relating to the purchase, sale, financing, management, development or operation of real property and receiving compensation therefor, not involving any rebate or reciprocal arrangement which would have the effect of circumventing any restriction set forth herein on dealing with the General Partner or any Affiliate of the General Partner. Neither the Partnership nor any Partner shall have any right by virtue of this Agreement or the partnership relationship created hereby in or to such other ventures or activities or to the income or proceeds derived therefrom, even if competitive with the business of the Partnership.

      4.8. LIMITATION ON RESPONSIBILITY OF GENERAL PARTNER; INDEMNIFICATION. (a) The General Partner and its Affiliates shall have no liability to the Partnership or to any Partner for any loss suffered by the Partnership which arises out of any action or inaction of the General Partner or its Affiliates if the General Partner, in good faith, determined that such course of conduct was in the best interest of the Partnership and such course of conduct did not constitute negligence or misconduct of the General Partner or its Affiliates and such liability or loss was not the result of negligence or misconduct by the General Partner or its Affiliates. The General Partner and its Affiliates shall be indemnified by the Partnership against any losses, judgments, liabilities, expenses and amounts paid in settlement of any claims sustained by them in connection with the Partnership, provided that the same were not the result of negligence or misconduct on the part of the General Partner or its Affiliates, and provided further that for such indemnification to be made, the General Partner must have made a good faith determination that the course of conduct involved was in the best interests of the Partnership. Such indemnification shall be made from the assets of the Partnership and no Partner shall be personally liable therefor.

      (b) Notwithstanding the above, the General Partner and its Affiliates and any Person acting as a broker-dealer shall not be indemnified for any losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws unless (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee and the court approves indemnification of litigation costs, or (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee and the court has approved indemnification of litigation costs or (iii) a court of competent jurisdiction approves a settlement of the claims against a particular indemnitee and finds that indemnification of settlement and related costs should be made. In any claim for indemnification for federal or state securities law violations, the party seeking indemnification shall place before the court the position of the Securities and Exchange Commission, the Massachusetts Securities Division, the Pennsylvania Securities Commission and other applicable state securities commissions in which securities of the Partnership were offered or sold with respect to the issue of indemnification for securities law violations.

      (c) The Partnership shall not incur the cost of that portion of any insurance which insures the General Partner or its Affiliates for any liability as to which the General Partner or its Affiliates are prohibited from being indemnified under this Section 4.8; provided, however, that nothing contained herein shall preclude the Partnership from purchasing and paying for such types of insurance, including extended coverage liability and casualty and workers' compensation, as would be customary for any person owning comparable assets and engaged in a similar business, or from naming the General Partner and its Affiliates as additional insured parties thereunder, provided that such addition does not add to the premiums payable by the Partnership. Nothing contained herein shall constitute a waiver by any Limited Partner of any right which he may have against any party under federal or state securities laws.

      (d) The provision of advances from Partnership funds to the General Partner and its Affiliates or legal expenses and other costs incurred as a result of any legal action initiated against the General Partner by a Limited Partner of the Partnership is prohibited. The provision of advances from Partnership funds to the General Partner and its Affiliates for legal expenses and other costs incurred as a result of a legal action is permissible if the following three conditions are satisfied: (i) the legal action relates to the performance of duties or services by the General Partner or its Affiliates on behalf of the Partnership; and (ii) the legal action is initiated by a third party who is not a Limited Partner of the Partnership; and (iii) the General Partner or its Affiliates undertake to repay the advanced funds to the Partnership in cases in

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which they would not be entitled to indemnification under this Section 4.8 and such undertaking is secured by a full recourse note from the recipient of the advance.

      (e) Notwithstanding the definition of "Affiliate" in Article X, for the purposes of this Section 4.8, the term "Affiliates" shall mean any Person performing services on behalf of the Partnership within the scope of the General Partner's authority who (i) directly or indirectly controls, is controlled by, or is under common control with the General Partner; or (ii) owns or controls 10% or more of the outstanding voting securities of the General Partner or (iii) is an officer or director or partner or trustee of the General Partner or (iv) if the General Partner is an officer, director, partner or trustee, is any company for which the General Partner acts in any such capacity.

                                    ARTICLE V

                    DISSOLUTION, CONTINUATION AND LIQUIDATION

      5.1. DISSOLUTION. The Partnership shall be dissolved on the happening of any of the following events:

      (a) the Termination of the General Partner, unless the business of the Partnership is continued under Section 5.2;

      (b) the sale or other disposition of all or substantially all the Partnership's property and the collection or other disposition of any purchase money obligations received by the Partnership in connection with the disposition of the property;

      (c) the expiration of the term set forth in Section 1.3;

      (d) the Consent of a majority in interest of the Limited Partners pursuant to Section 8.2 that the Partnership should be dissolved.

      5.2. CONTINUATION. (a) On the Termination of a General Partner, if there are one or more remaining General Partners, such remaining General Partner or General Partners shall have the right to, and shall, continue the business of the Partnership. If there is no remaining General Partner, the Limited Partners (subject to Sections 5.2(b) and 5.3) (i) may elect, by the Consent of a majority in interest of the Limited Partners, within 90 days thereafter, to reconstitute the Partnership and continue its business in accordance with this Agreement by selecting one or more new General Partners who agree in writing to be bound by this Agreement, and all Limited Partners, as such, shall be bound by such action, or (ii) may continue the business of the Partnership pursuant to Section 17-801 of the Act.

      (b) The rights to continue the business of the Partnership provided in this Section 5.2 shall be subject to prior receipt by the Partnership of an opinion of counsel to the Partnership that such continuation would not result in the Partnership's being classified for federal income tax purposes as an association taxable as a corporation rather than as a partnership and would not result in the termination of the Partnership for federal income tax purposes.

      (c) Each of the Limited Partners by the execution of this Agreement hereby Consents to any continuation or reconstitution of the Partnership and the admission of any Person as a successor or additional General Partner, to which there has at the time been express Consent of a majority in interest of the Limited Partners pursuant to this Agreement. On receipt of the Consent of a majority in interest of the Limited Partners to such continuation, reconstitution or admission, such continuation, reconstitution or admission shall, without any further Consent or approval of the Limited Partners, be an act of all the Limited Partners.

      5.3. VALUATION OF INTEREST OF GENERAL PARTNER. (a) In the event of the Termination of a General Partner (other than a Termination in compliance with Section 4.3(s)), if the business of the Partnership is continued under Section 5.2, the Partnership shall pay to such Terminated General Partner and its Affiliates all amounts then accrued and owing to them, and shall pay the Terminated General Partner, in consideration of the termination of its general partner Interest, an amount (the "Price") equal to the then fair market value of such general partner Interest determined by agreement of the Terminated General

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Partner and the Partnership or, if they cannot agree within 45 days, by arbitration in accordance with the then current rules of the American Arbitration Association. The expense of arbitration shall be borne equally by the Terminated General Partner and the Partnership.

      (b) Payment of the Price shall be made by delivery to the Terminated General Partner of a promissory note, such delivery to be as soon as practicable after determination of the Price. If the Termination is voluntary, the note shall be a non-interest bearing unsecured promissory note payable, if at all, from distributions which the Terminated General Partner otherwise would have received under this Agreement if it had not voluntarily terminated. If the Termination is involuntary, the note shall be an interest bearing promissory note which shall become due in five equal annual installments of principal, the first of which shall become due one year after such determination; the unpaid portion of such principal shall bear simple interest from the date of such determination at a floating rate of interest equal to the prime rate of The Philadelphia National Bank, and such interest shall become due annually in addition to each such annual installment of principal; however, the amounts which have so become due shall be paid, as a debt of the Partnership, only from Cash Flow or Sale or Financing proceeds not otherwise retained by the Partnership for Partnership purposes.

      (c) The Partnership shall make such special allocations of Profits and Losses as are appropriate to enable it to make any payments to be made under this Section 5.3.

      5.4. LIQUIDATION. (a) On dissolution of the Partnership, absent any continuation under Section 5.2, the General Partner shall liquidate the assets of the Partnership and apply, or distribute, the net proceeds thereof in the following order of priority:

            (i) to the payment of all debts and liabilities of the Partnership in accordance with their terms;

            (ii) to the establishment, for such period as the General Partner deems reasonably necessary, of such reserves as the General Partner deems reasonably necessary to provide for contingent and unforeseen liabilities or obligations of the Partnership;

            (iii) to satisfy any obligations incurred under Section 5.3 in accordance with their terms and to the Partners in accordance with Section 3.1.

      (b) Notwithstanding the foregoing, if the General Partner determines that an immediate sale of part or all of the Partnership assets would cause undue loss to the Partners, the General Partner, in order to avoid such loss, may, to the extent not then prohibited by applicable law, defer liquidation of and withhold from distribution for a reasonable time any assets of the Partnership except those necessary to satisfy the Partnership's debts and obligations.

      (c) No Limited Partner shall have the right to receive any property other than cash.

      (d) The debts and liabilities of the Partnership shall not include liabilities or obligations of the Partnership to Partners for distributions or on account of their contributions or in respect to profits (or other compensation by way of income) or capital.

      (e) If on dissolution and termination of the Partnership the General Partner's Capital Account is less than zero, the General Partner shall contribute to the capital of the Partnership an amount equal to (and shall in no event be obligated to contribute more than) any negative amount of its Capital Account existing after the distributions and allocations required by Article III and this Section 5.4. Any amount so contributed by the General Partner shall be distributed to the Limited Partners in proportion to the then positive balances in their Capital Accounts.

      (f) Any capital contribution by the General Partner pursuant to Section 5.4(e) and any liquidating distribution pursuant to Section 5.4(a)(iii) or 5.4(e) shall be made no later than the later of (i) the end of the taxable year during which such liquidation occurs or (ii) 90 days after the date of such liquidation.

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                                   ARTICLE VI

                                TRANSFER OF UNITS

      6.1. ASSIGNMENT OF UNITS. (a) No Limited Partner may transfer or assign his Units or any interest therein except as permitted in this Article VI. Any act in violation of this Article VI shall be null and void and shall not be recognized by the Partnership.

      (b) A Limited Partner may transfer or assign part or all of his Units if, and only if:

            (i) the assignor and the assignee execute, acknowledge and deliver to the Partnership such instruments of transfer and assignment and other documents as may be required by the General Partner;

            (ii) either (A) at least five Units are being assigned and, if any Units are retained by the assignor, at least five Units are retained by the assignor or (B) the Units being assigned represent the entire limited partnership Interest of the assignor (except that the General Partner, in its discretion, may waive this requirement for transfers by gift, inheritance or family dissolution or transfers to Affiliates of the transferor);

            (iii) the assignee agrees in writing not to assign such Units other than in accordance with this Article VI;

            (iv) such assignment complies with any applicable state and federal securities laws (including applicable investment suitability standards);

            (v) such assignment does not result in the termination of the Partnership for federal income tax purposes and does not result in the Partnership being classified as an association taxable as a corporation for federal income tax purposes;

            (vi) the assignment is effective as of the first day of an appropriate calendar quarter, but no later than the last day of the calendar month following the receipt of notice of assignment and required documentation.

      (c) An assignee, if he does not become a Substituted Limited Partner pursuant to Section 6.2, shall have no rights of a Limited Partner as a result of the assignment, but shall only be entitled to receive his share of distributions, Profits and Losses under Article III, Section 5.4(a)(iii) and
Section 5.4(e) to which the assignor would otherwise be entitled.

      (d) Any Limited Partner who assigns all his Units shall cease to be a Limited Partner of the Partnership, except that unless and until a Substituted Limited Partner is admitted in his stead, such assigning Limited Partner shall retain the statutory rights of an assignor of a limited partnership interest under the Act.

      (e) No transfer or assignment of any Unit shall be made if it would result in the Partnership being treated as an association taxable as a corporation for tax purposes or as a publicly traded partnership. The General Partner, in its sole discretion, may, on behalf of the Partnership, impose any restrictions on transfers or assignments of Units as it deems appropriate to give effect to the preceding sentence. Any restriction on the transfer or assignment of a Unit will be supported at the time of the transfer or assignment by an opinion of counsel, where in counsel's opinion such restriction is necessary to preserve the federal income tax status of the Partnership. In connection therewith, the General Partner shall be permitted to amend this Agreement without the consent of the Limited Partners. The General Partner shall not list the Units on any established securities market.

      (f) There shall be no restrictions on the assignment of Units except as provided in this Article VI.

      6.2. SUBSTITUTED LIMITED PARTNERS. (a) No assignee of Units shall have the right to become a Substituted Limited Partner in place of his assignor unless all of the following conditions are first satisfied:

            (i) the written instrument of assignment (or another writing) sets forth the intention of the assignor that the assignee succeed to the assignor's Interest represented by such Units as a Substituted Limited Partner in his place;

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

            (ii) the assignor and assignee execute, acknowledge and deliver such instruments as the General Partner may deem necessary or desirable to effect such substitution, including the written acceptance and adoption by the assignee of this Agreement; and

            (iii) the written consent of the General Partner to such substitution is obtained, the granting or denial of which shall be within the absolute discretion of the General Partner.

      (b) The Partnership's records shall be amended to reflect the substitution of Limited Partners at least once in each calendar quarter.

      6.3. DEATH, INCOMPETENCY OR BANKRUPTCY OF LIMITED PARTNERS. If a Limited Partner dies, his executor, administrator or trustee, or, if he is adjudicated incompetent or insane, his committee, guardian or conservator, or, if he becomes bankrupt, the trustee or receiver of his estate, shall have all the rights of a Limited Partner for the purpose of settling or managing his estate and such power as the decedent, incompetent or bankrupt possessed to assign his Units and to join with the assignee thereof in satisfying conditions precedent to such assignee becoming a Substituted Limited Partner.

      6.4. TRANSFER FEE. On any assignment of Units or any substitution of an assignee as a Limited Partner, the Partnership may charge a transfer fee (not to exceed the lesser of actual costs or $150) to cover all reasonable out-of-pocket expenses connected therewith.

                                  ARTICLE VIII

                          ACCOUNTING AND FISCAL MATTERS

   7.1. PARTNERSHIP RECORDS. The records of the Partnership shall be maintained at the principal office of the Partnership. Every Limited Partner or his duly authorized representative shall at any reasonable time have access to the records of the Partnership and may inspect and copy any of them. A list of the names, addresses and ownership interests of all of the Limited Partners shall be maintained as part of the records of the Partnership and shall be mailed or made available, on written request therefor, to any Limited Partner or his duly authorized representative, on his payment of the reasonable costs of reproduction and mailing.

      7.2. ACCOUNTING AND FISCAL YEAR. The books of the Partnership shall be kept on the accrual basis. The fiscal year of the Partnership shall end December 31 in each year.

      7.3. BANK ACCOUNTS AND INVESTMENTS. The bank accounts of the Partnership shall be maintained in such banking institutions as the General Partner may determine, and withdrawals shall be made on such signature or signatures as the General Partner may determine. Funds not needed in the operation of the Partnership may be invested in United States government securities, certificates of deposit of United States banks with assets of at least $100,000,000, commercial paper rated A or better by Moody's Investors Service, Inc., and money market funds having assets in excess of $100,000,000.

      7.4. REPORTS. (a) Within 60 days after the end of each of the first three calendar quarters of each calendar year, the General Partner shall send to the Limited Partners a report containing (i) a balance sheet as of the end of such quarter, a profit and loss statement for such quarter and a cash flow statement for such quarter, all of which may be unaudited, and (ii) other pertinent information regarding the Partnership and its activities during such quarter.

      (b) Within 75 days after the end of each calendar year, the General Partner shall send to each Person who was a Limited Partner during such year all Partnership information necessary for the preparation of such Limited Partner's federal income tax return.

      (c) Within 120 days after the end of each calendar year, the General Partner shall send to the Limited Partners an annual report containing (i) a balance sheet as of the end of such year and statements of income, partners' equity and changes in financial position (or any replacement statement required by generally accepted accounting principles) for such year, all of which shall be prepared in accordance with generally accepted accounting principles and be accompanied by an auditor's report of the Partnership's independent public accountants, (ii) a cash flow statement for such year (which need not be audited), (iii) a report of the activities of the Partnership during such year,
(iv) information (which need not

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
be audited) setting forth the distributions made to the Limited Partners for such year, separately identifying distributions from (A) cash flow from operations during the period, (B) cash flow from operations during a prior period which had been held as reserves, (C) proceeds from disposition of property and investments, (D) lease payments on net leases with builders and sellers, and (E) reserves from the gross proceeds of the offering of the Units,
(v) a breakdown of the costs reimbursed to the General Partner and its Affiliates under Section 4.6(b), which shall be verified by independent public accountants in accordance with generally accepted auditing standards (the cost of such verification to be so reimbursable only to the extent that such reimbursement, when added to the reimbursement for services, does not exceed the competitive rate for such services), and (vi) a detailed statement of any transactions with the General Partner or its Affiliates, and of fees, commissions, compensation and other benefits paid or accrued to the General Partner or its Affiliates for such year, showing the amount paid or accrued to each recipient and the services performed.

      (d) The General Partner shall provide to the Limited Partners the financial statements required by Form 10-K under the Securities Exchange Act of 1934 for the first full fiscal year of operations of the Partnership.

      (e) The Partnership will provide the Limited Partners with a report of the value of each Unit at the end of each year. Such report may be based on a valuation provided by the General Partner or an Affiliate of the General Partner.

      (f) The information required to be provided in the various reports pursuant to this Section 7.4 may be sent earlier than or separately from any of the other information required pursuant to this Section 7.4, and the information required to be contained in any of the reports pursuant to this Section 7.4 may be contained in more than one report.

      (g) If the Securities and Exchange Commission or the North American Securities Administrators Association, Inc. promulgates rules which allow a reduction in reporting requirements, the Partnership may cease preparing and filing certain of the aforementioned reports in compliance with such rules if the General Partner determines such action to be in the best interests of the Partnership.

      (h) On request of the official or agency administering the securities law of a state in which the Partnership has sold Units, the General Partner shall submit to such official or agency any report or statement required to be distributed to Limited Partners pursuant to this Section 7.4.

                                  ARTICLE VIII

                MEETINGS AND VOTING RIGHTS OF LIMITED PARTNERS

      8.1. MEETINGS. (a) Meetings of the Limited Partners may be called by the General Partner for any purpose and shall be called by the General Partner for any matters for which the Limited Partners may vote as set forth in Section 8.2 on receipt of a written request therefor signed by Limited Partners holding more than 10% of the outstanding Units. Such request shall state the purpose of the proposed meeting and the matters proposed to be acted on. In addition, the General Partner may submit any matter to the Limited Partners for a vote by written Consent without a meeting.

      (b) Upon receipt of a written request either in person or by certified mail stating the purpose(s) of the meeting, the General Partner shall provide all Limited Partners within ten days after receipt or said request, written notice (either in person or by certified mail) of a meeting and the purpose of such meeting to be held on a date not less than fifteen nor more than sixty days after receipt of said request, at a time and place convenient to the Limited Partners. Notice of any other meeting shall be delivered personally or sent by certified or first class mail not less than 15 days and not more than 60 days before the date of the meeting. Notices of meetings shall be delivered or sent to each Limited Partner at his record mailing address. Any such notice shall be in writing, shall state the place, date, time and purpose of the meeting, shall indicate that it is being issued by or at the request of the Partner or Partners calling or requesting the meeting and shall include a detailed statement of the action proposed, including a verbatim statement of the wording of any resolution proposed for adoption by the Limited Partners and of any proposed amendment to this Agreement. If a meeting is adjourned to another time or place, and if any announcement of

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the adjournment of time or place is made at the meeting, it shall not be necessary to give notice of the adjourned meeting. The presence in person or by proxy of the holders of a majority of the Units shall constitute a quorum at all meetings of the Limited Partners. If there is no such quorum, holders of a majority of the Units of Limited Partners so present or represented may adjourn the meeting from time to time without further notice until a quorum has been obtained. No notice of the time, place or purpose of any meeting of Limited Partners need be given to any Limited Partner who attends in person or is present by proxy (except when a Limited Partner attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business on the ground that the meeting is not lawfully called or convened), or to any Limited Partner entitled to such notice who, in a writing executed and filed with the records of the meeting, either before or after the time thereof, waives such notice.

      (c) For the purpose of determining the Limited Partners entitled to notice of and to vote at any meeting of the Partnership or any adjournment thereof, the General Partner may fix, in advance, a date as the record date for such determination. Such date shall be not more than 50 days nor less than ten days before any such meeting.

      (d) Each Limited Partner may authorize any Person or Persons to act for him by proxy or written consent in all matters in which a Limited Partner is entitled to participate, whether by waiving notice of any meeting, or voting or participating at a meeting. Every proxy or written consent must be signed by the Limited Partner or his attorney-in-fact. No proxy or written consent shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy or written consent. Every proxy or written consent shall be revocable at the pleasure of the Limited Partner executing it unless otherwise provided therein. Every proxy or written consent shall specify a choice between approval and disapproval of each matter to be acted on at the meeting.

      (e) Meetings of the Limited Partners shall be held at the principal office of the Partnership or at another place, convenient to the Limited Partners, selected by the General Partner. At each meeting of Limited Partners, the General Partner shall appoint such officers and adopt such rules for the conduct of the meeting as the General Partner deems appropriate.

      8.2. VOTING RIGHTS OF LIMITED PARTNERS. After termination of the offering of the Units, Limited Partners holding a majority of the outstanding Units, without the necessity for concurrence by the General Partner, may vote to:

      (a) amend this Agreement, subject to Section 9.2(b); provided that any such amendment (i) shall not in any manner allow the Limited Partners to take part in the control of the Partnership's business and (ii) shall not, without the Consent of the General Partner, alter the rights, powers or duties of the General Partner as set forth in Article IV, the interest of the General Partner in Profits, Losses, or distributions, or any of the provisions of Sections 5.3 and 5.4(e).

      (b) dissolve the Partnership.

      (c) subject to Section 5.3, remove the General Partner and elect a new General Partner, although for purposes of this Section 8.2(c), the General Partner holding limited partnership interests may not participate in the vote on removal or election of a new General Partner.

      (d) subject to Section 4.3(b), approve or disapprove a sale of all or substantially all of the assets of the Partnership.

                                   ARTICLE IX

                                  MISCELLANEOUS

      9.1. APPOINTMENT OF GENERAL PARTNER AS ATTORNEY-IN-FACT. (a) Each Limited Partner, including each Substituted Limited Partner, by his execution or acceptance of this Agreement, irrevocably constitutes and appoints the General Partner his true and lawful attorney-in-fact with full power and authority in his name, place and stead to execute, acknowledge, deliver, swear to, file and record at appropriate

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public offices such documents as may be necessary or appropriate to carry out this Agreement, including but not limited to:

            (i) all certificates and other instruments (including counterparts of this Agreement), and any amendment thereof, which General Partner deems appropriate to form, qualify or continue the Partnership as a limited partnership (or a partnership in which the Limited Partners will have limited liability comparable to that provided by the Act) in the jurisdictions in which the Partnership may conduct business or in which such formation, qualification or continuation is, in the opinion of the General Partner, necessary or desirable to protect the limited liability of the Limited Partners;

            (ii) all amendments to this Agreement adopted in accordance with the terms hereof and all instruments which the General Partner deems appropriate to reflect a change or modification of the Partnership in accordance with this Agreement;

            (iii) all conveyances and other instruments which the General Partner deems appropriate to reflect the dissolution and termination of the Partnership in accordance with this Agreement; and

            (iv) all statements or other instruments which the General Partner deems necessary or appropriate to comply with or minimize tax withholding obligations under the law of any state.

      (b) The appointment by all Limited Partners of the General Partner as attorney-in-fact shall be deemed to be a power coupled with an interest, in recognition of the fact that each of the Partners under this Agreement will be relying on the power of the General Partner to act as contemplated by this Agreement in any filing and other action by it on behalf of the Partnership, and shall survive the bankruptcy, death, adjudication of incompetence or insanity, or dissolution of any Person hereby giving such power and the transfer or assignment of all or any part of the Units of such Person; provided, however, that in the event of the transfer by a Limited Partner of all his Units, the power of attorney of a transferor Limited Partner shall survive such transfer only until such time as the transferee has been admitted to the Partnership as a Substituted Limited Partner and all required documents and instruments have been duly executed, filed and recorded to effect such substitution.

      9.2. AMENDMENTS. (a) Each Limited Partner and Substituted Limited Partner on his admission to the Partnership as contemplated hereby and reflection in the records of the Partnership as a Limited Partner shall be deemed to have adopted, and to have agreed to be bound by all the provisions of, this Agreement and to have authorized the General Partner to execute (should the General Partner deem it advisable) a counterpart of this Agreement on his behalf.

      (b) In addition to the amendments otherwise authorized herein, amendments may be made to this Agreement from time to time by the General Partner with the Consent of a majority in interest of the Limited Partners; provided, however, that without the Consent of the Partners to be adversely affected by the amendment, this Agreement may not be amended so as to (i) convert a Limited Partner's Interest into a general partner's interest; (ii) modify the limited liability of a Limited Partner; or (iii) alter the interest of a Partner in Profits, Losses, or distributions.

      (c) In addition to the amendments otherwise authorized herein, amendments may be made to this Agreement from time to time by the General Partner, without the consent of any of the Limited Partners, (i) to add to the representations, duties or obligations of the General Partner or surrender any right or power granted to the General Partner herein, for the benefit of the Limited Partners;
(ii) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Agreement which will not be inconsistent with the provisions of this Agreement; (iii) to delete or add any provision of this Agreement required to be so deleted or added by the staff of the Securities and Exchange Commission or other federal agency or by a state securities commissioner or similar official, which addition or deletion is deemed by such Commission, agency, commissioner or official to be for the benefit or protection of the Limited Partners; (iv) to take such action as may be necessary (if any) to cause the assets of the Partnership not to come within the definition of plan assets under the Employee Retirement Income Security Act of 1974; (v) to give effect to any action permitted pursuant to
Section 6.1(e); and (vi) to make technical changes to the Partnership's tax allocation provisions to conform such

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provisions to the requirements of the Code and the Treasury Regulations;
provided, however, that no amendment shall be adopted pursuant to this Section 9.2(c) unless, in the opinion of the General Partner, the adoption thereof (A) is for the benefit of or not adverse to the interests of the Limited Partners;
(B) is consistent with Section 4.3; (C) does not affect distributions or the allocation of Profits or Losses (except as otherwise provided herein) among the Limited Partners or between the Limited Partners as a class and the General Partner; and (D) does not affect the limited liability of the Limited Partners or the status of the Partnership as a partnership for federal income tax purposes.

      (d) In making any amendments, there shall be prepared and filed for recordation by the General Partner such documents and certificates as are required to be prepared and filed under the Act and under the laws of the other jurisdictions under the laws of which the Partnership is then formed or qualified.

      9.3. SECURITY INTEREST AND RIGHT OF SETOFF. As security for any withholding tax or other liability or obligation to which the Partnership may be subject as a result of any act or status of any Limited Partner or to which the Partnership becomes subject with respect to the interest of any Limited Partner, the Partnership shall have (and each Limited Partner hereby grants to the Partnership) a security interest in all distributions distributable to such Limited Partner to the extent of the amount of such withholding tax or other liability or obligation. The Partnership shall have a right of setoff against any such distributions in the amount of such withholding tax or other liability or obligation.

      9.4. OWNERSHIP BY LIMITED PARTNER OF INTEREST IN GENERAL PARTNER OR AFFILIATES. No Limited Partner shall at any time, either directly or indirectly, own any stock or other interest in the General Partner or in any Affiliate of the General Partner if such ownership by itself or in conjunction with the stock or other interest owned by other Limited Partners would, in the opinion of counsel for the Partnership, jeopardize the classification of the Partnership as a partnership for federal income tax purposes. The General Partner shall be entitled to make such reasonable inquiry of the Limited Partners and prospective Limited Partners as is required to establish compliance with this Section 9.4.

      9.5. PARTIES BOUND. Except as otherwise expressly provided in this Agreement, all provisions of this Agreement shall bind, benefit, and be enforceable by or against, the heirs, executors, administrators, personal representatives, successors and permitted assigns of the parties hereto. None of the provisions of this Agreement shall be for the benefit of or enforceable by any creditor of the Partnership or any creditor (other than the Partnership) of any Partner.

      9.6. GOVERNING LAW; CONSTRUCTION. This Agreement and the rights and obligations of the Partners shall be governed by and construed and enforced in accordance with the laws of Delaware applicable to contracts made and to be performed therein, without application of the principles of conflict of laws of such state. Captions in this Agreement have been inserted only as a matter of convenience and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision hereof. The invalidity of any portion of this Agreement shall not affect the validity of the remainder. As required by the context, the use of the singular shall be construed to include the plural and vice versa, and the use of any gender shall be construed to include all genders.

                                    ARTICLE X

                                   DEFINITIONS

      10.1. DEFINED TERMS. The following terms shall have the meanings specified in this Article X unless the context otherwise requires.

      "Acquisition Expenses" means expenses, including, but not limited to, legal fees and expenses, travel and communications expenses, costs of appraisals, nonrefundable option payments on property not acquired, accounting fees and expenses, title insurance and miscellaneous expenses related to selection and acquisition of properties, whether or not acquired.

      "Acquisition Fees" means the total of all fees and commissions paid by any party in connection with the purchase or development of property by the Partnership, except a Development Fee paid to a Person not affiliated with the General Partner in connection with the actual development of a project after acquisition of the land by the Partnership. Included in the computation of such fees or commissions shall be any

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real estate commission, selection fee, Development Fee, nonrecurring management fee or any other fee of a similar nature, however designated.

      "Act" means the Delaware Revised Uniform Limited Partnership Act.

      "Adjusted Capital Contributions" means an amount equal to the Capital Contributions made by the Limited Partners on the purchase of their Units, reduced by an amount equal to all distributions (other than distributions of Cash Flow) made to the Limited Partners under Section 3.1(a)(i), but in no event less than zero.

      "Affiliate" or "Affiliated Person" of a specified Person means (i) any Person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the specified Person, (ii) any Person owning or controlling 10% or more of the outstanding voting securities of the specified Person, (iii) any officer, director or partner of the specified Person, and (iv) if the specified Person is an officer, director or partner, any company for which such Person acts in any such capacity

      "Agreement" means this Restated Limited Partnership Agreement, as originally executed and as amended from time to time, as the context requires. Words such as "herein," "hereof," "hereto," "hereby" and "hereunder," when used with reference to this Agreement, refer to this Agreement as a whole.

      "Capital Account" of any Partner means the capital account of such Partner that is established on the books of the Partnership and adjusted pursuant to
Section 2.7.

      "Capital Contribution" means the gross amount of investment in the Partnership by a Limited Partner or all Limited Partners, as the case may be (or the predecessor holders of the Units of any Partner or Partners).

      "Cash Available for Distribution" means Cash Flow less amounts set aside for restoration or creation of reserves.

      "Cash Flow" means Partnership cash funds provided from operations (including lease payments on net leases from builders and sellers) without deduction for depreciation, but after deducting cash funds used to pay all other expenses, debt payments, capital improvements and replacements.

      "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute. Any reference herein to a particular provision of the Code shall mean, where appropriate, the corresponding provision in any successor statute.

      "Consent" means either (i) the consent given by vote at a meeting called and held in accordance with Section 8.1, or (ii) a written consent given pursuant to this Agreement or (iii) the act of granting such consent, as the context may require.

      "Construction Fee" means a fee for acting as general contractor to construct improvements on the Partnership's property either initially or at a later date.

      "Controlling Person" means any Person, whatever his or her title, performing functions for the General Partner or its Affiliates similar to those of chairman or member of the board of directors or executive management (such as the president, vice president or senior vice president, corporate secretary or treasurer), senior management (such as the vice president of an operating division who reports directly to executive management), or any Person holding a 5% or more equity interest in the General Partner or its Affiliates or having the power to direct or cause the direction of the General Partner or its Affiliates, whether through the ownership of voting securities, by contract, or otherwise.

      "Cumulative Return" means an amount equal to 10% per year simple interest on the Adjusted Capital Contributions of the Limited Partners, calculated from the earlier of (i) the end of the calendar quarter in which the Capital Contributions were made or (ii) the Closing Date.

      "Development Fee" means a fee for the packaging of the Partnership's property, including negotiating and approving plans and undertaking to assist in obtaining zoning and necessary variances and necessary financing for the specific property, either initially or at a later date.

      "Final Closing" means the last time at which subscribers for Units are admitted as Limited Partners.

      "Financing" (except for purposes of Section 4.3(o)) means any mortgage financing, refinancing or borrowing secured by the Partnership's property

      "Front-End Fees" means fees and expenses paid by any Person for any services rendered during the Partnership's organizational or acquisition phase, including Organization and Offering Expenses, Acquisition Fees, Acquisition Expenses and any other similar fees, however designated.

      "General Partner" means Southeast Acquisitions, Inc., a Delaware corporation, and, as herein provided, any additional General Partner or any successor to any General Partner.

      "Initial Closing" means the first time at which subscribers for Units are admitted as Limited Partners.

      "Interest" means the entire ownership interest of a Partner in the Partnership at any particular time, including the Partner's interest in Profits, Losses, distributions and capital and the right of such Partner to any and all benefits to which a Partner may be entitled as provided in this Agreement, together with the obligations of such Partner to comply with this Agreement. Reference to a majority in interest of the Limited Partners means Limited Partners whose combined Units represent over 50% of the Units of all Limited Partners.

      "Investment in Property" means the amount of Limited Partners' Capital Contributions actually paid or allocated to the purchase, development, construction or improvement of properties acquired by the Partnership (including the purchase of properties, working capital reserves allocable thereto (not in excess of 5%), and other cash payments such as interest and taxes, but excluding Front-End Fees).

      "Limited Partners" means the Persons admitted to the Partnership pursuant to Sections 2.2, 2.4 and 6.2.

      "Notification" or "Notice" means a writing, containing the information required by this Agreement to be communicated to any Person, sent by registered, certified or regular mail to such Person at his last known mailing address; however, any written communication containing such information sent to such Person and actually received by such Person shall constitute Notification or Notice for all purposes of this Agreement.

      "Organization and Offering Expenses" means all expenses incurred by the Partnership in connection with the formation of the Partnership, the registration and qualification of the Units under federal and state securities laws and the offering and sale of the Units, including advertising expenses and selling commissions and selling allowances paid in connection with the sale of the Units.

      "Partner" means any General Partner or Limited Partner.

      "Person" means any individual, partnership, corporation, trust or other entity.

      "Profits" or "Losses" means, for each fiscal year or other period, an amount equal to the Partnership's taxable income or loss for such year or period, determined in accordance with Code Section 703(a), and for this purpose, all items of income, gain, loss, deduction or credit required to be stated separately pursuant to Code Section 703(a)(1) shall be included in such taxable income or loss, with the following adjustments:

      (a) Any income of the Partnership that is exempt from federal income tax and not otherwise taken into account in computing Profits or Losses shall be added to such taxable income or loss;

      (b) Any expenditures of the Partnership described in Code Section 705(a)(2)(B) or treated as Code Section 705(a)(2)(B) expenditures pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Profits or Losses, shall be subtracted from such taxable income or loss;

      (c) Notwithstanding any other provisions of this Agreement, any items which are specially allocated pursuant to Sections 3.5, 3.7 or 3.8 shall not be taken into account in computing Profits or Losses.

      "Prospectus" means the Partnership's prospectus contained in the Registration Statement filed with the Securities and Exchange Commission for the registration of the Units under the Securities Act of 1933, in the final form in which such Prospectus is filed with such Commission and as thereafter supple-mented pursuant to Rule 424 under such act. Any reference herein to "date of the Prospectus" shall be deemed to refer to the date of the Prospectus in the form filed pursuant to Rule 424 of such act.

      "Purchase Price" means the price paid on the purchase or sale of a particular property, including the amount of Acquisition Fees and all liens and mortgages on the property, but excluding points and prepaid interest.

      "Sale" means any Partnership transaction (other than the receipt of Capital Contributions) not in the ordinary course of its business, including, without limitation, sales, exchanges or other dispositions of real or personal property, condemnations, recoveries of damage awards and insurance proceeds (other than business or rental interruption insurance proceeds), but excluding any Financing.

      "Sale or Financing proceeds," "Sale proceeds" or "Financing proceeds" mean all cash receipts arising from a Sale or Financing, as the context requires, less (i) the amount necessary for the payment of all debts and obligations related to the particular Sale or Financing; (ii) the amount of cash paid or to be paid in connection with such Sale or Financing (which shall include, with regard to damage recoveries or insurance or condemnation proceeds, cash paid or to be paid in connection with repairs, replacements or renewals, in the discretion of the General Partner, relating to the damage to or partial condemnation of the affected property); and (iii) the amount considered appropriate by the General Partner to pay taxes, insurance, debt service, repairs, replacements or renewals, or other costs or expenses of the Partnership (including costs of improvements or additions in connection with the Partnership's property) or to provide reserves.

      "Sponsor" means any Person directly or indirectly instrumental in organizing, wholly or in part, a program or any Person who will manage or participate in the management of a program, and any Affiliate of any such Person, but does not include a Person whose only relation with the program is as that of an independent property manager, whose only compensation is as such. "Sponsor" does not include wholly independent third parties such as attorneys, accountants, and underwriters whose only compensation is for professional services rendered in connection with the offering of syndicate interests.

      "Substituted Limited Partner" means any Person admitted to the Partnership as a Limited Partner pursuant to Section 6.2.

      "Termination" of a General Partner means the occurrence as to such General Partner of an event of withdrawal as defined in paragraphs (1), (2), (3), (6),
(7), (8), (9) and (10) of Section 17-402 of the Act (and the events referred to in paragraphs (4) and (5) of Section 17-402 shall not constitute such an event of withdrawal). Such Partner is referred to as a "Terminated" Partner.

      "Treasury Regulations" means the Income Tax Regulations promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

      "Unit" means the interest of a Limited Partner attributable to a Capital Contribution of $1,000.

      "Unpaid Cumulative Return" as of any date means an amount equal to the Cumulative Return as of such date less the sum of all distributions to the Limited Partners on or before such date under Section 3.1(a)(ii) or, if made from Cash Flow, under Section 3.1(a)(i), but in no event less than zero.

      IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                                       GENERAL PARTNER:
                                       Southeast Acquisitions, Inc.

                                       By: /s/ John P. Boyle
                                           ------------------------

                                       INITIAL LIMITED PARTNER:
                                       F M Initial, Inc.

                                       By: /s/ Anthony R. Baldron
                                           ------------------------

                                    EXHIBIT B

                             ALTERNATIVE AMENDMENTS

                          FIRST ALTERNATIVE AMENDMENTS
                                    SEA III

                               FIRST AMENDMENT TO
                   RESTATED LIMITED PARTNERSHIP AGREEMENT OF
                        SOUTHEAST ACQUISITIONS III, L.P.

        This FIRST AMENDMENT (this "Amendment"), dated as of November 5, 1997 is to the Restated Limited Partnership Agreement (the "Partnership Agreement") of Southeast Acquisitions III, L.P. (the "Partnership"), dated June 1, 1989, by and between SOUTHEAST ACQUISITIONS, INC., a Delaware corporation, as general partner (the "General Partner") and the Persons admitted as limited partners pursuant to the Partnership Agreement.


        WHEREAS, a special meeting (the "Meeting") of the Limited Partners was duly held on November 5, 1997; and

        WHEREAS, at the Meeting a majority in interest of the Limited Partners have voted to adopt the following Amendments to the Partnership Agreement.

        NOW, THEREFORE, the Amendments are adopted and are effective as of November 5, 1997.


        1. Southeast Acquisitions, Inc. is hereby removed as the General Partner of the Partnership, and Southern Management Group, LLC a Tennessee Limited Liability Company is substituted therefor as successor General Partner of the Partnership. On and after the date of this Amendment, except as the context may otherwise require, all references to the General Partner in the Partnership Agreement shall mean Southern Management Group, LLC.


        2.      Section 1.3 is amended in its entirety to read as follows:

                "1.3. TERM. The Partnership shall exist for a term ending December 31, 2001, at which time it shall be dissolved, unless sooner dissolved or terminated as provided in this Agreement (the "Term")."

        3. Section 1.4 is hereby amended in its entirety to read as follows:

                "1.4. PLACE OF BUSINESS. The principal place of business of the Partnership shall be at 301 South Perimeter Park Drive, Suite 115, Nashville, TN 37211, or at another location selected by the General Partner, who shall give notice of any change to the Limited Partners. The Partnership may have such additional offices or places of business as the General Partner may determine."

        4. The first sentence of Section 2.1 is amended in its entirety to read as follows:

                "2.1. GENERAL PARTNER. The General Partner is Southern Management Group, LLC a Tennessee Limited Liability Company, 301 South Perimeter Park Drive, Suite 115, Nashville, Tennessee".


        5. Section 4.2(a) is amended by adding at the end of the section the following:

                "(xiii) Reserve to itself or an Affiliate or enter into a contract for an exclusive right to sell or exclusive employment to sell property for the Partnership."

        6. Section 4.3(b) is hereby amended in its entirety to read as follows:

                "(b) Without the consent of a majority in interest of the Limited Partners, the General Partner shall not have the authority to:

                        (i) sell or otherwise dispose of at one time all or substantially all the assets of the Partnership, except that the General Partner may sell such assets without such consent (A) in connection with the liquidation of the Partnership under Section 6.3 or (B) if the net proceeds of such sale, when distributed in accordance with Section 3.1, will be sufficient to provide the Limited Partners with distributions equal to the Acquisition Cost of the assets sold."

        7. Section 4.3(g) is deleted in its entirety and clauses 4.3(h) through (t) are hereby renumbered 4.3(g) through (s) respectively.

        8.      Section 4.5(b) is amended in its entirety to read as follows:

                "(b) For the services and activities to be performed by the General Partner in connection with the administration and management of the Partnership from November 5, 1997 to the end of the Term, the General Partner shall receive a management fee of $26,500 per year (prorated for a portion of a year) during the Term of the Partnership. The management fee shall be paid to the General Partner for such services on conclusion of each calendar quarter. If the Partnership does not have sufficient cash to pay the management fee for any quarter, such fee shall be accrued (without interest) as a debt of the Partnership, payable out of Sale or Financing proceeds prior to any Partner receiving their distributions in accordance with this Agreement."


        9. Section 4.5(c) shall be amended in its entirety to read as follows:

                "(c) The General Partner or its Affiliates may receive the entire competitive real estate commission or disposition fee (that real estate or brokerage commission or disposition fee paid for the purchase or sale of property which is reasonable, customary and competitive in light of the size, type and location of the property) with respect to sales of Partnership property following November 5, 1997, which are not under contract as of such date. The total compensation paid to all Persons for the sale of Partnership property shall be limited to a competitive real estate commission or disposition fee not to exceed 10% of the contract price for the sale of the property. The commission or disposition fee shall be paid upon sale of the property prior to any distribution to the Partners in accordance with this Agreement; provided that the amount of any such commission or disposition fee paid to the General Partner shall reduce any distribution to which it would otherwise be entitled pursuant to this Agreement."

         10. Section 11.1 is amended by adding the following definition as the first definition in the Section:

             "Acquisition Cost" with respect to a Partnership asset means the price originally paid by the Partnership to acquire the asset, including the value of any mortgages or liens on the asset assumed by the Partnership at the time of acquisition, excluding points and prepaid interest."

         and by adding the following definition following the definition of "Agreement":


             "all or substantially all the assets of the Partnership" means 60% or more of the real estate acreage held by the Partnership as of September 22, 1997."


         11. Except as amended hereby, the Partnership Agreement shall remain in full force and effect.

         12. Terms not defined herein which are defined in the Partnership Agreement shall have the same meanings herein.

         13. This Amendment and the rights and obligations of the Partners hereunder shall be governed by and construed and enforced in accordance with the laws of the State of Delaware applicable to contracts made and to be performed therein, without application of the principles of conflicts of laws of such state.

         IN WITNESS WHEREOF, this Amendment has been executed by the parties set forth below as of the date first above written.



GENERAL PARTNER                         SOUTHEAST ACQUISITIONS, INC.


                                        By ___________________________
                                        Name:
                                        Title:


SUCCESSOR GENERAL PARTNER               SOUTHERN MANAGEMENT GROUP, LLC


                                        BY ___________________________
                                        Name:
                                        Title:


LIMITED PARTNERS                        LIMITED PARTNERS


                                        By ___________________________
                                        Name:
                                        Title:

                         SECOND ALTERNATIVE AMENDMENTS
                                    SEA III

                               FIRST AMENDMENT TO
                   RESTATED LIMITED PARTNERSHIP AGREEMENT OF
                        SOUTHEAST ACQUISITIONS III, L.P.

     This FIRST AMENDMENT (this "Amendment"), dated as of November 5, 1997 is to the Restated Limited Partnership Agreement (the "Partnership Agreement") of Southeast Acquisitions III, L.P. (the "Partnership"), dated June 1, 1989, by and between SOUTHEAST ACQUISITIONS, INC., a Delaware corporation, as general partner (the "General Partner") and the Persons admitted as limited partners pursuant to the Partnership Agreement.


     WHEREAS, a special meeting (the "Meeting") of the Limited Partners was duly held on November 5, 1997; and

     WHEREAS, at the Meeting a majority in interest of the Limited Partners have voted to adopt the following Amendments to the Partnership Agreement.

     NOW, THEREFORE, the Amendments are adopted and are effective as of November 5, 1997.

     1.  Section 1.3 is amended in its entirety to read as follows:

         "1.3. TERM. The Partnership shall exist for a term ending December 31, 2001, at which time it shall be dissolved, unless sooner dissolved or terminated as provided in this Agreement (the "Term")."

     2. Section 4.2(a) is amended by adding at the end of the section the following:

         "(xiii) Reserve to itself or an Affiliate or enter into a contract for an exclusive right to sell or exclusive employment to sell property for the Partnership."

     3. Section 4.3(b) is hereby deleted in its entirety and Sections 4.3(c) through (f) are renumbered 4.3(b) through (e) respectively.

     4.  Section 4.3(g) is deleted in its entirety and Sections 4.3(h) through
         (t) are hereby renumbered 4.3(f) through (r) respectively.

     5. Section 4.5(b) is amended in its entirety, effective as of January 1, 2000, to read as follows:

         "(a) For the services and activities to be performed by the General Partner in connection with the administration and management of the Partnership from January 1, 2000 to the end of the Term, the General Partner shall receive a management fee of $26,500 per year (prorated for a portion of a year) during the Term of the Partnership. The management fee shall be paid to the General Partner for such services on conclusion of each calendar quarter. If the Partnership does not have sufficient cash to pay the management fee for any quarter, such fee shall be accrued (without interest) as a debt of the Partnership, payable out of Sale or Financing proceeds prior to any Partner receiving his distributions in accordance with the Agreement."

     6.  Section 4.5(c) is amended in its entirety as follows:

         "(d) The General Partner or its Affiliates may receive the entire competitive real estate commission or disposition fee (that real estate or brokerage commission or disposition fee paid for the purchase or sale of property which is reasonable, customary and competitive in light of the size, type and location of the property) with respect to sales of Partnership property following November 5, 1997 which are not under contract as of such date. The total compensation paid to all Persons for the sale of Partnership property shall be limited to a competitive real estate commission or disposition fee not to exceed 10% of the contract price for the sale of the property. The commission or disposition fee shall be paid upon sale of the property prior to any distribution to the Partners in accordance with this Agreement; provided that the amount of any such commission or disposition fee paid to the General Partner shall reduce any distribution to which it would otherwise be entitled pursuant to this Agreement."

     7. Except as amended hereby, the Partnership Agreement shall remain in full force and effect.

     8. Terms not defined herein which are defined in the Partnership Agreement shall have the same meanings herein.

     9. This Amendment and the rights and obligations of the Partners hereunder shall be governed by and construed and enforced in accordance with the laws of the State of Delaware applicable to contracts made and to be performed therein, without application of the principles of conflicts of laws of such state.

     IN WITNESS WHEREOF, this Amendment has been executed by the parties set forth below as of the date first above written.

GENERAL PARTNER                                    SOUTHEAST ACQUISITIONS, INC.


                                        By
                                           ------------------------------------
                                        Name:
                                        Title:




LIMITED PARTNERS                        LIMITED PARTNERS


                                        By
                                           ------------------------------------
                                        Name:
                                        Title:

                                   EXHIBIT C


                           AGREEMENT BETWEEN SOUTHERN

                               MANAGEMENT GROUP,

                       R. W. SORENSON AND THE PARTNERSHIP.

                              AMENDED AND RESTATED
                             SUBSTITUTION AGREEMENT




      THIS AMENDED AND RESTATED SUBSTITUTION AGREEMENT is made as of this 1st day of July 1997, by and between SOUTHERN MANAGEMENT GROUP, LLC, a Tennessee Limited Liability Company ("SMG"), Richard W. Sorenson, individually ("Sorenson"), SOUTHEAST ACQUISITIONS I, L.P. ("SEA I"), SOUTHEAST ACQUISITIONS II, L.P. ("SEA II"), and SOUTHEAST ACQUISITIONS III, L.P. ("SEA III") (collectively the "SEA Partnerships" and individually a "Partnership") by SOUTHEAST ACQUISITIONS, INC. as General Partner of the SEA Partnerships (the "General Partner").



                                    RECITALS


      WHEREAS, under an agreement dated April 1, 1997 by and between SMG, Sorenson, SEA I, SEA II, SEA III and the General Partner (the "Original Agreement") SMG agreed to be substituted as the new General Partner and assume all the attendant responsibilities and obligations of the General Partner of such of the SEA Partnerships as approve the substitution.


      WHEREAS, certain modifications to the Original Agreement are required as a result of revised voting procedures and an extension of the dates for the subsitution; and

      WHEREAS, each of the SEA Partnerships will incur certain costs and expenses in connection with the substitution of a new General Partner including, without limitation, those relating to the solicitation of proxies; and


      WHEREAS, SMG and Sorenson are willing to indemnify the SEA Partnerships against such costs and expenses upon a default by SMG or Sorenson under this Agreement; and



      WHEREAS, each of the SEA Partnerships is willing to indemnify Sorenson and SMG against their costs and expenses relating to the substitution with respect to its respective Partnership, if such Partnership defaults under this Agreement.


      NOW, THEREFORE, upon the premises set forth herein, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the parties hereto hereby agree to amend and restate the Original Agreement as follows:

Section 1.  Substitution of New General Partner.


      (a) If a majority in interest of the Unit holders of SEA I adopt the First Alternative Amendments to the Partnership Agreement for SEA I, attached hereto and made a part hereof (with such changes as shall be approved by all parties hereto and filed with the Proxy Statement relating thereto to be mailed on or about September 22, 1997 (the "SEA I Proxy")) at the special Meeting of Limited Partners to be held on or about November 6, 1997 (or such other date to which the Special Meeting may be reasonably postponed), SMG agrees to be substituted as the new General Partner of SEA I.



      (b) If the Unit holders of SEA II adopt the First Alternative Amendments to the Partnership Agreement for SEA II, attached hereto and made a part hereof (with such changes as shall be approved by all parties hereto and filed with the Proxy Statement relating thereto to be mailed on or about September 22, 1997 (the "SEA II Proxy")) at the Special Meeting of Limited Partners to be held on or about November 5, 1997 (or such other date to which the Special Meeting may be reasonably postponed), SMG agrees to be substituted as the new General Partner of SEA II.



      (c) If the Unit holders of SEA III adopt the First Alternative Amendments to the Partnership Agreement for SEA III, attached hereto and made a part hereof (with such changes as shall be approved by all parties hereto and filed with the Proxy Statement relating thereto to be mailed on or about September 22, 1997 (the "SEA III Proxy")) at the Special Meeting of Limited Partners to be held on or about November 5, 1997 (or such other date to which the Special Meeting may be reasonably postponed), SMG agrees to be substituted as the new General Partner of SEA III.


Section 2.  Execution of Partnership Agreements.


      Following each approval as set forth in Section 1(a) through (c) above, SMG will execute the relevant Partnership Agreement, as amended by the First Alternative Amendments, as attached to the respective Proxy Statements as Exhibits A and B thereto, thereby agreeing to be bound by all the terms and conditions of such Partnership Agreement, as amended.


Section 3.  Transfer of General Partner Interest


      Upon execution of a Partnership Agreement by SMG in accordance with
Section 2, the General Partner agrees to transfer to SMG all of its interest as General Partner of such Partnership. The General Partner represents that it has the right to transfer such interest and that following such transfer and the satisfaction of all the conditions to SMG being substituted as a General
Partner set forth in the relevant Partnership Agreement, SMG will be a duly appointed General Partner of such Partnership with all rights and obligations of the General Partner of such Partnership.


Section 4.  Transfer of Books and Records.


      No later than ten (10) business days after the execution of a Partnership Agreement by SMG in accordance with Section 2, the General Partner will deliver to SMG all of the books and records in its possession of each of the Partnerships which has approved the substitution of SMG as the new General Partner, along with a transmittal letter listing such such books and records being delivered; provided that the General Partner shall have the right to retain a copy of all such books and records. The General Partner agrees to cooperate with SMG in the orderly transition of management and operation of such of the Partnerships as approve of the substitution of SMG as the new General Partner, including, without limitation, making officers, employees and agents of the General Partner available to SMG at reasonable times and for reasonable periods at their offices in Radnor, Pennsylvania and providing reasonable assistance to SMG in its preparation and filing of third quarter financial reports for such Partnerships.


Section 5.  Representations and Warranties


         SMG and Sorenson jointly and severally represent to the SEA Partnerships and the General Partner that all of the information provided by them or their affiliates to the General Partner or the SEA Partnerships and all statements appearing in the SEA I Proxy, the SEA II Proxy and the SEA III Proxy (individually a "Proxy Statement" and collectively the "Proxy Statements") based on such information and in the light of the circumstances under which they were made are not and, at the time the Proxy Statements are filed, will not be false or misleading with respect to any material fact, or omit, or at the time the Proxy Statements are filed, will omit to state any material fact necessary in order to make the statements therein not false or misleading. SMG and Sorenson also undertake to provide to the Partnerships and the General Partner with any information necessary to correct any such statement in the Proxy Statements which becomes false or misleading prior to the Special Meetings referred to in such Proxy Statements.



         Each of the Partnerships represents to SMG and Sorenson that all statements appearing in the Proxy Statement relating to such Partnership, other than statements based on materials or information provided by SMG, Sorenson or their affiliates, in the light of the circumstances under which they were made are not, and at the time such Proxy Statement is filed, will not be false or misleading with respect to any material fact, or omit or, at the time such Proxy Statement is filed, will omit to state any material fact necessary in order to make the statements therein not false or misleading. Each of the Partnerships undertakes to correct any such statement in the Proxy Statement relating to such Partnership which becomes false or misleading prior to the Special Meeting referred to in such Proxy Statement.


Section 6.  Indemnity.


      SMG and Sorenson, as the principal member of SMG, jointly and severally, agree to indemnify the Partnerships from and against any and all claims, liabilities, costs and expenses (including legal expenses) incurred by the Partnerships in connection with the proposed substitution of SMG as the new General Partner, including, without limitation, the costs and expenses relating to solicitation of proxies in connection with the substitution of SMG for the existing General Partner in the event that Sorenson or SMG defaults under any provision of this Agreement.



      Each of the Partnerships hereby severally agrees to indemnify SMG and Sorenson from and against any and all claims, liabilities, costs and expenses (including legal expenses) incurred by SMG and Sorenson in connection with (i) the proposed substitution of SMG as the new

General Partner of such Partnership, including, without limitation, the costs and expenses relating to solicitation of proxies to substitute SMG for the existing General Partner, in the event that such Partnership defaults under any provision of this Agreement; and (ii) actions of such Partnership prior to the admission of SMG as the new General Partner, including, without limitation, any liabilities or obligations of such Partnership that arose prior to the admission of SMG as the new General Partner.



      The General Partner hereby agrees to indemnify SMG and Sorenson from and against any and all claims, liabilities, costs and expenses (including legal expenses) incurred by SMG and Sorenson in connection with actions by the General Partner prior to the admission of SMG as the new General Partner of a Partnership, including without limitation, any liabilities or obligations of the General Partner that arose prior to the admission of SMG as the New General Partner of a Partnership.


Section 7.  Miscellaneous.

      (a) This Agreement and the rights and obligations of the parties hereto shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania applicable to contracts made and to be performed therein. The invalidity of any portion of this Agreement shall not affect the validity of the remainder. As required by the context, the use of the singular shall be construed to include the plural and vice versa, and the use of any gender shall be construed to include all genders.

      (b) This Agreement constitutes the entire agreement of the parties hereto, regarding the subject matter hereof, and all prior agreements, understandings, representations and statements, oral or written, are hereby merged herein. In the event of a conflict between the terms of this Agreement and any prior written agreements, the terms of this Agreement shall prevail. This Agreement may only be amended or modified by an instrument in writing, signed by the party intending to be bound thereby.

      (c) The Original Agreement is deemed to be amended and restated in its entirety by this Agreement as of the date first set forth above.

      (d) This Agreement may be executed in counterparts, all of which taken together, shall constitute one and the same document.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.


                              SOUTHERN MANAGEMENT GROUP, LLC


                              By: /s/ RICHARD W. SORENSON
                                  -----------------------------
                              Name:  Richard W. Sorenson
                              Title: Member


                              RICHARD W. SORENSON
                                  individually


                                  /s/ RICHARD W. SORENSON
                                  -----------------------------


                              SOUTHEAST ACQUISITIONS I, L.P.
                              by: SOUTHEAST ACQUISITIONS, INC.,
                                    General Partner



                              By: /s/ ARTHUR W. MULLIN
                                  -----------------------------


                              Name:  Arthur W. Mullin
                              Title: President


                              SOUTHEAST ACQUISITIONS II, L.P.
                              by: SOUTHEAST ACQUISITIONS, INC.,
                                    General Partner



                              By: /s/ ARTHUR W. MULLIN
                                  -----------------------------


                              Name:  Arthur W. Mullin
                              Title: President

                              SOUTHEAST ACQUISITIONS III, L.P.
                              by:  SOUTHEAST ACQUISITIONS, INC.,
                                    General Partner


                              By: /s/ Arthur W. Mullin
                                  -----------------------------

                              Name:  Arthur W. Mullin
                              Title: President

                                   EXHIBIT D


                                 LEGAL OPINION

                                   EXHIBIT D

                               OPINION OF COUNSEL


                     OBERMAYER REBMANN MAXWELL & HIPPEL LLP
                          ONE PENN CENTER - 19TH FLOOR
                                 1617 JFK BLVD.
                             PHILADELPHIA, PA 19103
                               September 22, 1997

SOUTHEAST ACQUISITIONS III, L.P.
250 King of Prussia Road
Radnor, PA 19087


        RE: EFFECT OF PROPOSED PARTNERSHIP AGREEMENT AMENDMENTS ON THE
                FEDERAL INCOME TAX STATUS OF THE PARTNERSHIP


Ladies and Gentlemen:

        Southeast Acquisitions III, L.P. (the "Partnership") was formed as a limited partnership under Delaware law on November 4, 1988 and is presently existing as a Delaware limited partnership pursuant to a Restated Limited Partnership Agreement dated as of June 1, 1989 (the "Partnership Agreement"). You have asked for our opinion as to whether or not the amendments which are proposed to be made to the Partnership Agreement as described in the Proxy Statement referred to below (the "Alternative Amendments") would either (1) adversely affect the classification of the Partnership as a partnership for federal income tax purposes, or (2) cause a "termination" of the Partnership for federal income tax purposes.

        The sole general partner of the Partnership at the present time is Southeast Acquisitions, Inc. (the "Existing General Partner"). Under cover of letter dated September 22, 1997, the Existing General Partner delivered to the limited partners of the Partnership (the "Limited Partners") a Proxy Statement dated September 22, 1997 (the "Proxy Statement") soliciting Limited Partner consent to one of two alternative sets of amendments to the Partnership Agreement. Under the first alternative set of amendments, Southern Management Group, LLC (the "Proposed New General Partner") would be substituted in place of the Existing General Partner as the sole general partner of the Partnership, and new commissions and management fees would be authorized for the Proposed New General Partner. Under the second alternative set of amendments, which would not involve a change in general partner of the Partnership, new commissions and management fees would be authorized for the Existing General Partner. In addition, under each alternative set of amendments, the stated term of the Partnership would be extended from December 31, 1999 to December 31, 2001, and there would be a modification of the requirement that a majority in interest of the Limited Partners consent to a sale or disposition at one time of all or substantially all the assets of the Partnership under certain circumstances.

        The interest of the Existing General Partner in the capital of the Partnership is less than 50 percent of the total interest in Partnership capital, and the interest of the Existing General Partner in the profits of the Partnership is less than 50 percent of the total interest in Partnership profits.

        In rendering our opinion, we have examined (i) a copy of the Partnership Agreement, (ii) a copy of the Proxy Statement, and (iii) such legal authorities as we have deemed to be relevant in allowing us to form our opinion, including United States Treasury Regulation Sections 301.7701-2, 301.7701-2, and 301.7701-3, as amended by Treasury Decision 8697 (the "Entity Regulations"), and Treasury Regulation 1.708-1, as amended by Treasury Decision 6175 (the "Termination Regulations"). The Entity Regulations were published in the Federal Register on December 18, 1996, and are generally effective as of January 1, 1997. The Termination Regulations were published in the Federal Register on May 8, 1997.

        The General Partner has represented to us, and we assume to be the case, that (a) the Partnership Agreement is the partnership agreement under which the Partnership currently exists, (b) the Partnership has filed all of its federal income tax returns as a partnership, (c) the Partnership has otherwise been treated by its partners as a partnership for federal income tax purposes (and not as an association taxable as a corporation) throughout the existence of the Partnership, (d) neither the Partnership nor any partner thereof was notified in writing on or before May 8, 1996 that the Partnership's classification as a partnership for federal income tax purposes was under examination by the Internal Revenue Service, and (e) any transfer of the Existing General Partner's interest in the Partnership by reason of the Alternative Amendments, when combined with any other changes in ownership of interests in the Partnership during the 12-month period ending on the date of such transfer, will not result in a sale or exchange of 50 percent or more of the total interest in Partnership capital and profits.

        In our opinion, under current law, based on the facts and assumptions set forth above, the adoption of either set of Alternative Amendments (1) would not adversely affect the classification of the Partnership as a partnership for federal income tax purposes (and not as an association taxable as a corporation), and (2) would not cause a "termination" of the Partnership for federal income tax purposes.


                                     /s/ OBERMAYER REBMANN MAXWELL & HIPPEL LLP

The date of this Proxy Statement is set forth in the lower right hand corner of this back cover page. Under no circumstances shall the information contained in this Proxy Statement be considered unchanged as of any date subsequent to the date hereof except with respect to information incorporated by reference herein pursuant to a subsequently dated document.



                           Summary Table of Contents
                Summary.................................  13
                Risk Factors............................  34
                Conflicts of Interest...................  37
                History of the Partnership..............  39
                The General Partner.....................  44
                The Properties..........................  50
                The Alternative Amendments..............  55
                Federal Tax Consequences; Legal
                 Opinion................................  72
                Eligible Units..........................  72
                Voting..................................  72
                Information Agent.......................  74
                Solicitation by the General Partner.....  74
                Ownership of Units......................  74
                Experts.................................  75
                Available Information...................  75
                Incorporation of Certain Documents
                  by Reference..........................  75
                Appendix: Glossary of Defined Terms.....  76
                Exhibit A: Partnership Agreement........ A-1
                Exhibit B: Alternative Amendments....... B-1

                Exhibit C: Agreement between
                  Southern Management Group,
                  R.W. Sorenson and the Partnership..... C-1

                Exhibit D: Legal Opinion................ D-1


                        SOUTHEAST ACQUISITIONS III, L.P.

                                General Partner:
                          Southeast Acquisitions, Inc.
                            250 King of Prussia Road
                           Radnor, Pennsylvania 19087
                          Telephone No. (610) 964-7178
                          Facsimile No. (610) 964-7269



                               Information Agent:
                             D.F. King & Co., Inc.
                                77 Water Street
                            New York, New York 10005
                          Telephone No. (800) 829-6551
                          Facsimile No. (212) 809-8839



                                Proxy Statement


                               September 22, 1997

PROXY                                                                    PROXY

                        SOUTHEAST ACQUISITIONS III, L.P.
                            250 KING OF PRUSSIA ROAD
                           RADNOR, PENNSYLVANIA 19087
                            TELEPHONE (610) 964-7178


  THIS PROXY IS SOLICITED BY THE GENERAL PARTNER ON BEHALF OF THE PARTNERSHIP

        The undersigned hereby appoints Arthur W. Mullin and James W. Kelican, Jr. as Proxyholders, each with full power of substitution and resubstitution, and hereby authorizes either of them to represent and vote, as designated below, all of the Units of the Partnership that the undersigned held as a Limited Partner on September 22, 1997 at the Special Meeting to be held on November 5, 1997, and any adjournment thereof. Capitalized terms used but not defined in this Proxy Card have the meanings given to them in the Partnership's Proxy Statement for the Special Meeting.

YOU MAY VOTE IN FAVOR OF OR AGAINST OR ABSTAIN FROM VOTING WITH RESPECT TO EACH AMENDMENT CONTAINED IN EACH SET OF ALTERNATIVE AMENDMENTS. HOWEVER, THE ADOPTION OF ANY AMENDMENT CONTAINED IN A SET OF ALTERNATIVE AMENDMENTS IS CONDITIONED UPON THE ADOPTION OF ALL OF THE AMENDMENTS WITHIN THAT SET OF ALTERNATIVE AMENDMENTS.


IN ORDER TO BE ADOPTED, ALL OF THE AMENDMENTS CONTAINED IN A SET OF ALTERNATIVE AMENDMENTS MUST RECEIVE IN EXCESS OF 50% OF THE VOTES OF LIMITED PARTNERSHIP UNITS ELIGIBLE TO VOTE.


IN THE EVENT BOTH SETS OF ALTERNATIVE AMENDMENTS RECEIVE IN EXCESS OF 50% OF THE VOTES OF LIMITED PARTNERSHIP UNITS ELIGIBLE TO VOTE, THE SET OF ALTERNATIVE AMENDMENTS RECEIVING THE MOST VOTES IN EXCESS OF 50% WILL BE ADOPTED.

IN THE EVENT OF AN EQUAL NUMBER OF VOTES BEING CAST WHICH ARE SUFFICIENT FOR THE ADOPTION OF BOTH THE FIRST ALTERNATIVE AMENDMENTS AND THE SECOND ALTERNATIVE AMENDMENTS, THE GENERAL PARTNER WILL DETERMINE A METHOD OF RANDOM SELECTION AND SELECT THE SET OF ALTERNATIVE AMENDMENTS TO BE ADOPTED PURSUANT THERETO.

IF NEITHER THE FIRST ALTERNATIVE AMENDMENTS NOR THE SECOND ALTERNATIVE AMENDMENTS RECEIVE THE AFFIRMATIVE VOTE OF A MAJORITY IN INTEREST OF THE UNITS, THE GENERAL PARTNER WILL CONTINUE TO ACT AS GENERAL PARTNER OF THE PARTNERSHIP IN ACCORDANCE WITH THE PARTNERSHIP AMENDMENT.

        1.      PROPOSAL TO APPROVE FIRST ALTERNATIVE AMENDMENTS

                (please select a, b, c or vote on individual amendments under d)

                a. / / FOR approval of all of the First Alternative Amendments

                b. / / AGAINST approval of all of the First Alternative
                       Amendments

                c. / / ABSTAIN from voting for approval of all of the First
                       Alternative Amendments

                or

                d. As follows as to the individual amendments in the First
                   Alternative Amendments: PLEASE NOTE THAT NONE OF THE FOLLOWING AMENDMENTS CAN BE ADOPTED ON ITS OWN. THE ADOPTION OF ANY AMENDMENT SET FORTH IN THIS SECTION (d) IS CONDITIONED UPON ADOPTION OF ALL OF THE OTHER AMENDMENTS
                   IN THIS SECTION (d)

                   i. As to the amendment extending the terms of the Partnership to December 31, 2001:

                        / / FOR
                        / / AGAINST
                        / / ABSTAIN


                   ii. As to the substitution of Southern Management Group, LLC as the New General Partner of the Partnership:


                        / / FOR
                        / / AGAINST
                        / / ABSTAIN

                   iii. As to the authorization of new commissions and
                        management fees payable to the New General Partner, both effective November 5, 1997:
                        / / FOR
                        / / AGAINST
                        / / ABSTAIN

                   iv. As to the proposal to give the New General Partner the exclusive right to sell the Properties:

                        / / FOR
                        / / AGAINST
                        / / ABSTAIN


                   v. As to the proposal to amend the Partnership Agreement to provide that a majority in interest of the Limited Partners must consent to the transfer at one time of 60% or more of the real estate acreage held by the Partnership as of September 22, 1997 unless (i) in connection with the liquidation of the Partnership, or
                        (ii) where the proceeds of the transfer, when distributed in accordance with the Partnership Agreement, will be sufficient to provide the Limited Partners with distributions equal to the Acquisition Cost of the real property sold.


                        / / FOR
                        / / AGAINST
                        / / ABSTAIN

        2.      PROPOSAL TO APPROVE SECOND ALTERNATIVE AMENDMENTS

                (please select a, b, c or vote on individual amendments under d)

                a. / / FOR approval of all of the Second Alternative Amendments

                b. / / AGAINST approval of all of the Second Alternative
                       Amendments

                c. / / ABSTAIN from voting for approval of all of the Second
                       Alternative Amendments

                or

                d. As follows as to the individual amendments in the Second
                   Alternative Amendments: PLEASE NOTE THAT NONE OF THE FOLLOWING AMENDMENTS CAN BE ADOPTED ON ITS OWN. THE ADOPTION OF ANY AMENDMENT SET FORTH IN THIS SECTION (d) IS CONDITIONED UPON ADOPTION OF ALL OF THE OTHER AMENDMENTS
                   IN THIS SECTION (d)

                   i. As to the amendment extending the term of the Partnership to December 31, 2001 (with Southeast Acquisitions, Inc. remaining as General Partner):
                        / / FOR
                        / / AGAINST
                        / / ABSTAIN

                   ii. As to the amendment authorizing new commissions payable to the General Partner or an Affiliate on the sale of the Property after November 5, 1997 and new management fees for the General Partner, following December 31, 1999:
                        / / FOR
                        / / AGAINST
                        / / ABSTAIN

                   iii. As to the proposal to give the New General Partner the exclusive right to sell the Properties:

                        / / FOR
                        / / AGAINST
                        / / ABSTAIN

                   iv. As to the amendment to delete from the Partnership the requirement that a majority only in interest of the Limited Partners must consent to a sale or disposition at one time of all or substantially all the assets of the Partnership unless in connection with a liquidation of the Partnership under the Partnership Agreement or in the event that the net proceeds of such sale, when distributed in accordance with the Partnership Agreement, would be sufficient to provide the Limited Partners with distributions equal with Unpaid Cumulative Return plus their Adjusted Capital Contributions:

                        / / FOR
                        / / AGAINST
                        / / ABSTAIN

        3. The Proxyholders are also authorized to vote upon procedural matters coming before the Special Meeting in accordance with their best judgment.

THE PROXYHOLDERS WILL VOTE THE UNDERSIGNED'S UNITS IN THE MANNER DIRECTED HEREON. IF YOU RETURN A SIGNED PROXY CARD WITHOUT INDICATING
HOW YOU WISH TO VOTE ON EITHER OF THE ALTERNATIVE AMENDMENTS, YOUR VOTE WILL BE COUNTED AS A VOTE FOR BOTH SETS OF ALTERNATIVE AMENDMENTS.


        Please sign and date below. When Units are held by joint tenants, both joint tenants should sign. When signing as administrator, attorney-in-fact, executor, fiduciary, guardian, officer, trustee, or other person acting in a representative capacity, please give your full title. If a corporation, an authorized officer should sign in the name of the corporation. If a partnership, a general partner should sign in the name of the partnership.

                                        ----------------------------------------

PLEASE MARK, SIGN, DATE,                ----------------------------------------
AND RETURN THIS PROXY                                 Signature
PROMPTLY USING THE
ENCLOSED ENVELOPE.                      ----------------------------------------

                                         Dated:             , 1997
                                                 -----------
                                        ----------------------------------------